As filed with the Securities and Exchange Commission on January 4, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2021
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	8
CONSOLIDATED SCHEDULE OF INVESTMENTS	10
Positions by Country	16
CONSOLIDATED FINANCIAL STATEMENTS	30
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)	52
Report of Independent Registered Public Accounting Firm	55
Directory	56
Trustees and Officers	57
Proxy Voting Policies and Procedures	67
Quarterly Portfolio Schedule	67
Liquidity Risk Management Program	67
Notice to Shareholders	67
Board Consideration of the Management and Sub-Advisory Agreements	68

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2021 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund covering the 12-month period ended October 31, 2021 (the reporting period).

The global financial market generated solid results over the reporting period. U.S. equities rallied sharply, partially due to corporate earnings that often exceeded expectations, monetary and fiscal policy accommodation, and the continued reopening of the global economy. The market experienced hiccups in September 2021, as it digested the threat of new COVID-19 variants and the potential tightening of U.S. Federal Reserve (Fed) policy, although markets largely shook off these fears in October.

Elsewhere, the U.S. fixed income market was slightly negative over the reporting period as U.S. Treasury yields increased across the curve. The move in yields was driven by a combination of a stronger economic outlook, fiscal stimulus, rising inflation, and expectations of tighter monetary policy later in the reporting period. While the Fed announced in early November its intent to slow its bond purchase program, the European Central Bank has already begun to do so.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 42.91% over the reporting period. International developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices (Net), returned 34.18% and 16.96%, respectively, over the reporting period. Meanwhile, the overall U.S. taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –0.48% during the reporting period.

We continue to position the Fund to benefit from increased market volatility, with additional upside potential from a rising rate environment. In our view, volatility could increase due to several factors, including persistently higher inflation, rising interest rates, and the spread of new COVID-19 variants. Uncertainty around interest rates could drive volatility in the short term, in our view, while higher inflation, rising rates, and potential changes in tax policy could serve as a headwind for equities over the medium term.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 7.40% total return for the 12 months ended October 31, 2021 (the reporting period), underperforming its primary benchmark, the HFRX Global Hedge Fund Index (the Index), which posted a 10.09% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equity market performance was strong for the reporting period. Markets initially responded well to a Biden presidency and COVID-19 vaccine dissemination. They continued to benefit throughout the reporting period from stronger than expected earnings and continued monetary and fiscal stimulus. U.S. Treasury yields trended higher over the reporting period, while the curve steepened. Performance for the U.S. dollar was mixed versus most major currencies, while currency volatility generally stayed low. Energy commodity prices rallied significantly, while the price of gold declined.

Gains came from all strategy allocations, led by long/short equity and followed by merger arbitrage/event driven, global macro/managed futures and credit strategies. From a risk management perspective, we were pleased that the Fund's volatility and betas* to the S&P 500® and Bloomberg U.S. Aggregate Bond indices were all in line with our expectations.

The allocation to long/short equity strategies was the largest contributor to total returns, with gains across all subadvisors. Gains from longs outpaced losses from shorts, while the managers' short and long positions in aggregate detracted slightly from performance from both longs and shorts. During the reporting period, we decided to liquidate the allocation to Cramer Rosenthal McGlynn, LLC.

The merger arbitrage/event driven allocation was also additive for total returns, as a number of deals progressed and closed during the reporting period.

The allocation to global macro/managed futures strategy was the third largest contributor to total returns for the reporting period. Within this category, the managed futures allocation was responsible for gains, as positive performance was driven mainly by commodities and, to a lesser degree, equities. These gains outpaced small losses from currencies and interest rate positioning. Losses within the systematic currency strategy came primarily from long U.S. dollar positioning versus the Australian dollar and, to a lesser extent, versus the Canadian dollar and British pound. Long U.S. dollar positioning versus euro partially offset those losses.

The Fund's allocation to credit strategies was a modest contributor. Within the asset-backed securities strategy, gains were spread across sectors and led by commercial mortgage-backed securities, followed by collateralized loan obligation debt. The corporate credit long/short strategy incurred modest losses that were driven primarily by floating rate bank loans. During the reporting period, we liquidated the allocation to Good Hill Partners LP.

The Fund's aggregate use of futures, forward foreign currency, equity swap contracts, total return basket swaps, and written options contributed positively to performance during the reporting period.

We continue to position the Fund to seek to benefit from elevated volatility, with additional upside potential from a rising rate environment. The Fund's largest strategy allocation is long/short equity. Assuming the global economy continues to reopen, we anticipate a high dispersion of winners and losers over the medium term for our managers to identify. We believe higher inflation and potentially rising interest rates, as well as the potential for tax policy changes, can also help drive stock dispersion. The Fund's second largest allocation is to global macro/managed futures strategies. We believe that increases in market volatility may be beneficial for these strategies as has been the case historically, with the potential for rising rates and inflation to drive trends across asset classes as well. The Fund's third largest allocation is to merger arbitrage/event driven strategies. Merger activity has recovered strongly from levels early in the pandemic and spreads remain at attractive levels relative to the risk-free rate, with the potential to increase if interest rates increase.

2

However, deal-break risk appears to us to be slightly heightened given the posture of the Biden administration on anti-trust matters.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

* Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

3

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)

	Long	Short
Common Stocks	50.2%	(13.6)%
Convertible Preferred Stocks	0.1	—
Corporate Bonds	0.0	—
Loan Assignments	0.0	—
Rights	0.3	—
Warrants	0.2	—
Short-Term Investments	41.1	—
Other Assets Less Liabilities	21.7 *	—
Total	113.6%	(13.6)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	7.40%	3.39%	2.53%
Class A	05/15/2012	7.07%	3.03%	2.17%
Class C	05/15/2012	6.23%	2.27%	1.41%
Class R6[3]	12/31/2013	7.50%	3.48%	2.58%
With Sales Charge
Class A		0.88%	1.81%	1.53%
Class C		5.23%	2.27%	1.41%
Index
HFRX Global Hedge Fund Index[1,2]		10.09%	4.05%	2.58%
S&P 500® Index[1,2]		42.91%	18.93%	16.23%
Bloomberg U.S. Aggregate Bond Index*,1,2		–0.48%	3.10%	2.86%

*  Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 2.76%, 3.29%, 3.89% and 2.66% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.19%, 2.54%, 3.30% and 2.08% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

5

Endnotes (Unaudited)

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by NBIA and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices (Unaudited)

Bloomberg U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2021 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During the Period 5/1/2021 - 10/31/2021(1)(3)	Expense Ratio	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During the Period 5/1/2021 - 10/31/2021(2)(3)	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,000.00	$10.99	2.18%	$1,000.00	$1,014.22	$11.07	2.18%
Class A	$1,000.00	$998.20	12.84	2.55%	$1,000.00	$1,012.35	$12.93	2.55%
Class C	$1,000.00	$995.30	16.55	3.29%	$1,000.00	$1,008.62	$16.66	3.29%
Class R6	$1,000.00	$1,000.90	10.44	2.07%	$1,000.00	$1,014.77	$10.51	2.07%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one -half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

9

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ October 31, 2021

Investments	Shares	Value
Long Positions 91.9%
Common Stocks 50.2%
Aerospace & Defense 0.1%
PAE, Inc.*	5,800	$57,536
Air Freight & Logistics 0.5%
Echo Global Logistics, Inc.*	2,300	110,929
GXO Logistics, Inc.*	3,145	279,276
		390,205
Airlines 0.0%(a)
American Airlines Group, Inc.*	623	11,962
American Airlines Group, Inc. Escrow*(b)	14,383	719
		12,681
Auto Components 0.3%
Garrett Motion, Inc. (Switzerland)*	700	4,718
Veoneer, Inc. (Sweden)*	6,100	214,720
		219,438
Automobiles 0.7%
General Motors Co.*	10,156	552,791
Banks 1.0%
Bank of America Corp.	7,950	379,851
CIT Group, Inc.	2,300	113,919
People's United Financial, Inc.	5,800	99,412
Sterling Bancorp	5,000	127,250
		720,432
Biotechnology 2.2%
Acceleron Pharma, Inc.*	2,100	365,778
Adamas Pharmaceuticals, Inc.*	11,500	93,265
Flexion Therapeutics, Inc.*	3,900	36,075
Grifols SA, ADR (Spain)	4,900	64,239
Kadmon Holdings, Inc.*	37,100	350,595
Regeneron Pharmaceuticals, Inc.*(c)	643	411,481
Investments	Shares	Value
Trillium Therapeutics, Inc. (Canada)*	17,700	$320,547
		1,641,980
Capital Markets 3.1%
Apollo Global Management, Inc.	6,254	481,245
BGC Partners, Inc., Class A	57,914	310,998
BlackRock, Inc.	275	259,452
Brightsphere Investment Group, Inc.	100	2,998
Dune Acquisition Corp., Class A*	1,800	17,838
Goldman Sachs Group, Inc. (The)	763	315,386
Morgan Stanley(c)	5,767	592,732
Pegasus Acquisition Co. Europe BV (Netherlands)*(c)	8,130	92,291
Pershing Square Tontine Holdings Ltd., Class A*	6,000	119,160
Sanne Group plc (Jersey)	9,300	115,057
Social Capital Hedosophia Holdings Corp. VI, Class A*	4,800	49,152
		2,356,309
Chemicals 0.7%
Atotech Ltd. (China)*	6,100	147,315
Ferro Corp.*	15,700	330,014
Kraton Corp.*	1,800	82,170
		559,499
Commercial Services & Supplies 0.1%
Covanta Holding Corp.	3,100	62,558
RR Donnelley & Sons Co.*	2,400	15,360
		77,918
Communications Equipment 0.5%
4L Holdings Corp.*(b)	3,790	379
Cisco Systems, Inc.	6,353	355,577
		355,956
Investments	Shares	Value
Construction & Engineering 0.7%
Quanta Services, Inc.(c)	4,605	$558,494
Construction Materials 0.1%
Forterra, Inc.*	3,950	94,089
Consumer Finance 0.0%(a)
Santander Consumer USA Holdings, Inc.	300	12,510
Diversified Financial Services 0.5%
Equitable Holdings, Inc.	11,713	392,385
Marlin Business Services Corp.	1,000	22,920
		415,305
Electric Utilities 1.0%
PNM Resources, Inc.(c)	14,500	721,375
Electronic Equipment, Instruments & Components 0.5%
Coherent, Inc.*	1,500	381,600
Entertainment 0.4%
Sciplay Corp., Class A*	3,700	74,777
Walt Disney Co. (The)*	1,251	211,507
		286,284
Equity Real Estate Investment Trusts (REITs) 0.2%
Columbia Property Trust, Inc.	7,500	143,775
Food & Staples Retailing 0.4%
Cia Brasileira de Distribuicao, ADR (Brazil)	1,664	7,588
Magnit PJSC, GDR (Russia)(d)	1,638	30,336
Sendas Distribuidora SA, ADR (Brazil)	1,664	22,447
Wal-Mart de Mexico SAB de CV (Mexico)	20,047	69,923
X5 Retail Group NV, GDR (Russia)(d)	4,390	149,436
		279,730
Food Products 1.3%
Nestle SA (Registered) (Switzerland)(c)	5,525	729,063
Pilgrim's Pride Corp.*	600	16,896
Sanderson Farms, Inc.	1,300	246,285
		992,244

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Health Care Equipment & Supplies 0.9%
Hill-Rom Holdings, Inc.	2,000	$309,800
Intersect ENT, Inc.*	2,900	78,213
Itamar Medical Ltd., ADR (Israel)*	1,400	42,700
Soliton, Inc.*	2,700	55,593
Surgalign Holdings, Inc.*(c)	7,400	7,114
Wright Medical Group NV Escrow*(b)(e)	400	—
Zimmer Biomet Holdings, Inc.(c)	1,509	215,968
		709,388
Health Care Providers & Services 0.7%
Anthem, Inc.	629	273,697
Magellan Health, Inc.*	1,700	161,211
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	13,084	23,946
Sinopharm Group Co. Ltd., Class H (China)	7,345	17,441
Triple-S Management Corp. (Puerto Rico)*	700	24,703
		500,998
Health Care Technology 0.8%
Change Healthcare, Inc.*	17,900	385,387
Inovalon Holdings, Inc., Class A*	5,500	224,345
		609,732
Hotels, Restaurants & Leisure 1.7%
Booking Holdings, Inc.*	231	559,200
Expedia Group, Inc.*(c)	2,961	486,818
Penn National Gaming, Inc.*(c)	2,584	185,015
Playtech plc (United Kingdom)*	1,200	11,430
		1,242,463
Investments	Shares	Value
Household Durables 0.1%
Dorel Industries, Inc., Class B (Canada)*	3,100	$55,858
Industrial Conglomerates 0.4%
Raven Industries, Inc.*	4,000	231,280
Smiths Group plc (United Kingdom)	1,961	36,378
		267,658
Insurance 2.6%
AIA Group Ltd. (Hong Kong)(c)	31,852	356,966
Athene Holding Ltd., Class A*	5,200	452,452
Chubb Ltd.(c)	1,453	283,887
Lincoln National Corp.	5,309	383,044
State Auto Financial Corp.	1,700	87,227
Syncora Holdings Ltd.*	15,303	2,678
Willis Towers Watson plc(c)	1,500	363,420
		1,929,674
Interactive Media & Services 3.6%
Actua Corp.*(b)(e)	6,700	67
Alphabet, Inc., Class A*(c)	328	971,182
Baidu, Inc., ADR (China)*	324	52,566
Baidu, Inc., Class A (China)*	310	6,335
Mail.Ru Group Ltd., GDR (Russia)*(d)	1,305	26,700
Meta Platforms, Inc., Class A*	2,536	820,573
Sohu.com Ltd., ADR (China)*	3,900	79,014
Tencent Holdings Ltd. (China)	6,798	413,521
Yandex NV, Class A (Russia)*	1,428	118,295
Zillow Group, Inc., Class C*(c)	2,090	216,587
		2,704,840
Internet & Direct Marketing Retail 3.8%
Alibaba Group Holding Ltd., ADR (China)*	3,518	580,259
Investments	Shares	Value
Alibaba Group Holding Ltd. (China)*	3,216	$66,129
Altaba, Inc. Escrow*(b)	64,106	408,676
Amazon.com, Inc.*	150	505,864
ASOS plc (United Kingdom)*	468	15,897
Deliveroo plc (United Kingdom)*(d)	11,689	43,240
eBay, Inc.	2,232	171,239
MercadoLibre, Inc. (Argentina)*(c)	246	364,331
Overstock.com, Inc.*(c)	7,488	713,082
		2,868,717
IT Services 2.4%
Afterpay Ltd., ADR (Australia)*	3,200	296,480
Fidelity National Information Services, Inc.	2,835	313,948
GreenSky, Inc., Class A*	4,300	52,632
PayPal Holdings, Inc.*(c)	2,232	519,141
Repay Holdings Corp.*(c)	9,054	190,224
Visa, Inc., Class A(c)	2,080	440,482
		1,812,907
Life Sciences Tools & Services 1.4%
Eurofins Scientific SE (Luxembourg)(c)	1,400	164,980
Gerresheimer AG (Germany)	350	32,085
PPD, Inc.*(c)	11,700	551,889
Thermo Fisher Scientific, Inc.(c)	432	273,486
		1,022,440
Machinery 0.6%
Desktop Metal, Inc., Class A*	1,071	7,389
ExOne Co. (The)*	500	11,510
Oshkosh Corp.	2,379	254,553
Welbilt, Inc.*(c)	8,100	191,646
		465,098
Media 1.0%
Deluxe Television GmbH (Germany)*(b)	16,063	803

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Discovery, Inc., Class C*	903	$20,372
Loral Space & Communications, Inc. (Canada)	1,885	93,911
Meredith Corp.*	2,500	145,600
Shaw Communications, Inc., Class B (Canada)	14,100	406,047
Stroeer SE & Co. KGaA (Germany)	724	61,348
Tribune Co. Litigation, Class 1C*(b)(e)	302,443	—
		728,081
Metals & Mining 0.2%
Agnico Eagle Mines Ltd. (Canada)	400	21,220
Artemis Gold, Inc. (Canada)*	605	2,967
Corvus Gold, Inc. (Canada)*	12,100	39,695
Neo Lithium Corp. (Canada)*	13,500	68,285
Neo Lithium Corp. (Canada)*	7,500	37,913
		170,080
Multiline Retail 0.0%(a)
Fix Price Group Ltd., GDR (Russia)(d)	144	1,254
Oil, Gas & Consumable Fuels 0.1%
Falcon Minerals Corp.	3,400	19,992
Inter Pipeline Ltd. (Canada)	6,200	94,382
Southcross Energy Partners LP*(b)	49,093	1,473
		115,847
Paper & Forest Products 0.2%
Domtar Corp.*	2,850	155,581
Personal Products 0.8%
Estee Lauder Cos., Inc. (The), Class A	866	280,870
Unilever plc (United Kingdom)(c)	6,008	321,634
		602,504
Investments	Shares	Value
Pharmaceuticals 1.3%
Aralez Pharmaceuticals, Inc. (Canada)*(b)	345	$—
Dr Reddy's Laboratories Ltd., ADR (India)	1,322	81,224
Hikma Pharmaceuticals plc (Jordan)(c)	3,332	109,759
Johnson & Johnson	244	39,743
Roche Holding AG (Switzerland)(c)	1,819	703,383
Teva Pharmaceutical Industries Ltd., ADR (Israel)*	722	6,310
		940,419
Professional Services 2.3%
51job, Inc., ADR (China)*	700	41,692
IHS Markit Ltd.(c)	5,850	764,712
Intertrust NV (Netherlands)*(c)(d)	47,355	716,031
SGS SA (Registered) (Switzerland)	63	186,330
		1,708,765
Road & Rail 1.3%
HyreCar, Inc.*	12,564	85,310
Kansas City Southern	2,900	899,725
		985,035
Semiconductors & Semiconductor Equipment 1.9%
DSP Group, Inc.*	2,500	54,925
Enphase Energy, Inc.*	1,276	295,560
Magnachip Semiconductor Corp. (South Korea)*	4,000	75,840
QUALCOMM, Inc.(c)	2,447	325,549
SunEdison, Inc.*(b)(e)	16,689	—
Xilinx, Inc.(c)	3,700	666,000
		1,417,874
Software 3.0%
Dye & Durham Ltd. (Canada)	800	24,480
Five9, Inc.*	300	47,403
Microsoft Corp.	1,212	401,923
Investments	Shares	Value
Nuance Communications, Inc.*(c)	15,950	$878,048
QAD, Inc., Class A	2,300	201,572
Rekor Systems, Inc.*	8,424	114,566
salesforce.com, Inc.*	768	230,162
SAP SE (Germany)	2,224	322,191
		2,220,345
Specialty Retail 0.9%
Frasers Group plc (United Kingdom)*(c)	9,144	80,528
Sportsman's Warehouse Holdings, Inc.*(c)	12,000	207,120
Toys R Us, Inc.*(b)	1,040	24,960
Ulta Beauty, Inc.*(c)	984	361,482
		674,090
Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	6,983	1,046,053
Dell Technologies, Inc., Class C*	1,100	120,989
Samsung Electronics Co. Ltd., GDR (South Korea)(d)	157	234,401
		1,401,443
Textiles, Apparel & Luxury Goods 0.9%
adidas AG (Germany)	1,414	463,078
Capri Holdings Ltd.*	1,943	103,445
Tapestry, Inc.(c)	3,195	124,541
		691,064
Thrifts & Mortgage Finance 0.1%
Flagstar Bancorp, Inc.	300	14,157
Meridian Bancorp, Inc.	3,500	81,200
		95,357
Trading Companies & Distributors 0.5%
Brenntag SE (Germany)(c)	1,347	128,059
CAI International, Inc.	3,200	178,976

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
IMCD NV (Netherlands)	234	$51,950
		358,985
Transportation Infrastructure 0.1%
Macquarie Infrastructure Holdings LLC	15,400	56,826
Wireless Telecommunication Services 0.4%
T-Mobile US, Inc.*(c)	2,421	278,488
Total Common Stocks (Cost $33,829,666)		37,621,962
	No. of Rights
Rights 0.3%
Biotechnology 0.2%
Achillion Pharmaceuticals, Inc., CVR*(b)	23,300	11,650
Alder Biopharmaceuticals, Inc., CVR*(b)	35,400	35,400
Ambit Biosciences Corp., CVR*(b)(e)	70,000	118,300
Clementia Pharmaceuticals, Inc., CVR (France)*(b)(e)	3,200	—
Phenomix Corp., CVR*(b)(c)(e)	13,900	10,425
Tobira Therapeutics, Inc., CVR*(b)(e)	6,900	—
		175,775
Media 0.0%
Media General, Inc., CVR*(b)(e)	76,116	—
Metals & Mining 0.1%
Pan American Silver Corp., CVR (Canada)*	39,600	29,296
Pharmaceuticals 0.0%(a)
Dova Pharmaceuticals, Inc., CVR (Sweden)*(b)	8,800	1,100
Investments	No. of Rights	Value
Elanco Animal Health, Inc., CVR*(b)	15,100	$151
Omthera Pharmaceuticals, Inc., CVR (United Kingdom)*(b)(e)	100	—
		1,251
Total Rights (Cost $51,801)		206,322
	No. of Warrants
Warrants 0.2%
Capital Markets 0.0%(a)
468 SPAC I SE, expiring 4/30/2026 (Germany)*	4,329	10,008
FinTech Acquisition Corp. III, expiring 12/1/2023*(b)(e)	1,770	9,151
		19,159
Oil, Gas & Consumable Fuels 0.2%
Southcross Energy Partners LP, expiring 12/31/2029*(b)	303,095	157,610
Total Warrants (Cost $151,500)		176,769
	Principal Amount
Convertible Preferred Stocks 0.1%
Auto Components 0.1%
Garrett Motion, Inc. (Switzerland), Series A, 11.00%, 4/30/2027(f) (Cost $38,031)	$7,244	56,069
Loan Assignments 0.0%(a)
Media 0.0%(a)
Deluxe Entertainment Services Group, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 3/25/2024(b)(e)(g)	15,871	6,311
Investments	Principal Amount	Value
Deluxe Entertainment Services Group, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 9/25/2024(b)(g)	$145,963	$—
Total Loan Assignments (Cost $9,788)		6,311
Corporate Bonds 0.0%
Independent Power and Renewable Electricity Producers 0.0%
GenOn Energy, Inc. Escrow, 9.50%, 10/15/2018(b)(e)(h)	354,000	—
9.88%, 10/15/2020(b)(e)(h)	1,655,000	—
Total Corporate Bonds (Cost $—)		—
	Shares
Short-Term Investments 41.1%
Investment Companies 41.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class, 0.01%(c)(i) (Cost $30,832,373)	30,832,374	30,832,374
Total Long Positions (Cost $64,913,159)		68,899,807
Short Positions (13.6)%(j)
Common Stocks (13.6)%
Banks (1.1)%
Bank of Montreal (Canada)	(1,949)	(211,609)
Canadian Imperial Bank of Commerce (Canada)	(1,698)	(206,035)
First Citizens BancShares, Inc., Class A	(143)	(116,388)
Independent Bank Corp.	(977)	(82,556)
M&T Bank Corp.	(731)	(107,545)

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Webster Financial Corp.	(2,314)	$(129,491)
		(853,624)
Building Products (0.2)%
Trex Co., Inc.*	(1,533)	(163,111)
Capital Markets (1.7)%
Apollo Global Management, Inc.	(5,976)	(459,853)
Goldman Sachs Group, Inc. (The)	(126)	(52,082)
S&P Global, Inc.	(1,656)	(785,209)
		(1,297,144)
Chemicals (0.5)%
International Flavors & Fragrances, Inc.	(2,314)	(341,199)
Consumer Finance (0.5)%
Credit Acceptance Corp.*	(348)	(208,177)
World Acceptance Corp.*	(962)	(178,345)
		(386,522)
Diversified Consumer Services (1.5)%
Adtalem Global Education, Inc.*	(7,478)	(276,163)
Grand Canyon Education, Inc.*	(1,403)	(111,819)
Perdoceo Education Corp.*	(30,327)	(322,073)
Strategic Education, Inc.	(6,059)	(413,284)
		(1,123,339)
Investments	Shares	Value
Electronic Equipment, Instruments & Components (0.1)%
II-VI, Inc.*	(1,101)	$(66,622)
Equity Real Estate Investment Trusts (REITs) (1.7)%
AvalonBay Communities, Inc.	(635)	(150,292)
Digital Realty Trust, Inc.	(2,363)	(372,905)
Equinix, Inc.	(444)	(371,659)
Equity Residential	(1,906)	(164,678)
SL Green Realty Corp.	(3,222)	(225,766)
		(1,285,300)
Food Products (1.1)%
Campbell Soup Co.	(6,404)	(255,840)
J M Smucker Co. (The)	(2,493)	(306,290)
Kellogg Co.	(4,358)	(267,145)
		(829,275)
Hotels, Restaurants & Leisure (0.1)%
Scientific Games Corp.*	(925)	(74,046)
Household Durables (0.1)%
MDC Holdings, Inc.	(1,912)	(93,650)
Household Products (0.8)%
Church & Dwight Co., Inc.	(3,552)	(310,303)
Clorox Co. (The)	(1,670)	(272,227)
		(582,530)
Industrial Conglomerates (0.3)%
3M Co.	(1,388)	(248,008)
Insurance (0.3)%
Trupanion, Inc.*	(2,302)	(235,725)
IT Services (0.5)%
Square, Inc., Class A*	(825)	(209,962)
Western Union Co. (The)	(7,440)	(135,557)
		(345,519)
Investments	Shares	Value
Media (0.5)%
Fox Corp., Class A	(5,045)	$(200,488)
Omnicom Group, Inc.	(2,375)	(161,690)
		(362,178)
Metals & Mining (0.0)%(a)
Kirkland Lake Gold Ltd. (Canada)	(504)	(21,254)
Oil, Gas & Consumable Fuels (0.3)%
APA Corp.	(7,066)	(185,200)
Road & Rail (0.9)%
Canadian Pacific Railway Ltd. (Canada)	(8,364)	(647,374)
Semiconductors & Semiconductor Equipment (0.9)%
Advanced Micro Devices, Inc.*	(5,484)	(659,341)
MKS Instruments, Inc.	(302)	(45,315)
		(704,656)
Software (0.5)%
Fair Isaac Corp.*	(696)	(277,147)
VMware, Inc., Class A*	(386)	(58,556)
		(335,703)
Thrifts & Mortgage Finance (0.0)%(a)
New York Community Bancorp, Inc.	(1,205)	(14,978)
Total Common Stocks (Proceeds $(9,553,799))		(10,196,957)
Total Short Positions (Proceeds $(9,553,799))		(10,196,957)
Total Investments 78.3% (Cost $55,359,360)		58,702,850
Other Assets Less Liabilities 21.7%(k)		16,242,614
Net Assets 100.0%		$74,945,464

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

All bonds are denominated in US dollars, unless noted otherwise.

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of this security is segregated in connection with obligations for futures, swaps, and/or forward foreign currency contracts with a total value of $36,392,367.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At October 31, 2021, the total value of these securities amounted to $1,201,398, which represents 1.6% of net assets of the Fund.

(e)  Security fair valued as of October 31, 2021, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021, amounted to $144,254, which represents 0.2% of net assets of the Fund.

(f)  Perpetual security. The rate reflected was the rate in effect on October 31, 2021. The maturity date reflects the next call date.

(g)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021, and changes periodically.

(h)  Defaulted security.

(i)  Represents 7-day effective yield as of October 31, 2021.

(j)  At October 31, 2021, the Fund had $10,439,888 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(k)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

SA  Société Anonyme

SPAC  Special Purpose Acquisition Company

USD  United States Dollar

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

LONG POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$28,799,311	38.4%
Switzerland	1,679,563	2.2%
China	1,428,218	1.9%
Canada	1,194,601	1.6%
Germany	1,017,572	1.4%
Netherlands	860,272	1.2%
United Kingdom	509,107	0.7%
Argentina	364,331	0.5%
Hong Kong	356,966	0.5%
Russia	326,021	0.4%
South Korea	310,241	0.4%
Australia	296,480	0.4%
Sweden	215,820	0.3%
Luxembourg	164,980	0.2%
Jersey	115,057	0.2%
Jordan	109,759	0.1%
India	81,224	0.1%
Mexico	69,923	0.1%
Spain	64,239	0.1%
Israel	49,010	0.1%
Brazil	30,035	0.0	%(a)
Puerto Rico	24,703	0.0	%(a)
Short-Term Investments and Other Assets—Net	47,074,988	62.8%
Short Positions (See summary below)	(10,196,957)	(13.6)%
	$74,945,464	100.0%

SHORT POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$(9,110,685)	(12.2)%
Canada	(1,086,272)	(1.4)%
Total Short Positions	$(10,196,957)	(13.6)%

(a)  Represents less than 0.05% of net assets of the Fund.

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
Amsterdam Exchange Index	1	11/2021	$186,976	$(1,369)
Brent Crude Oil	9	11/2021	753,480	12,538
MSCI Singapore Index	4	11/2021	109,158	(114)
Natural Gas	3	11/2021	162,780	(446)
NY Harbor ULSD	6	11/2021	624,632	(11,482)
OMXS30 Index	3	11/2021	79,908	(686)
RBOB Gasoline	5	11/2021	497,637	(18,129)
SGX NIFTY 50 Index	3	11/2021	106,500	(1,527)
WTI Crude Oil	12	11/2021	1,002,840	31,976
100 oz Gold	1	12/2021	178,390	98
Brent Crude Oil	5	12/2021	412,750	14,284
Cocoa	5	12/2021	127,200	(3,723)
Coffee 'C'	4	12/2021	305,925	15,852
Corn	10	12/2021	284,125	9,950
Cotton No. 2	7	12/2021	401,975	19,756
Foreign Exchange USD/SEK	3	12/2021	299,900	(2,064)
FTSE/JSE Top 40 Index	1	12/2021	40,011	85
KC HRW Wheat	7	12/2021	275,013	15,633
Low Sulphur Gasoil	8	12/2021	569,800	17,640
Milling Wheat No. 2	9	12/2021	147,347	7,220
NASDAQ 100 E-Mini Index	2	12/2021	633,540	19,621
Nikkei 225 Mini Index	2	12/2021	50,502	(333)
S&P 500 E-Mini Index	2	12/2021	459,700	9,097
S&P/TSX 60 Index	2	12/2021	407,401	(854)
Soybean Oil	6	12/2021	220,572	(1,137)
U.S. Treasury Long Bond	1	12/2021	160,844	217
Wheat	11	12/2021	425,013	13,348
Brent Crude Oil	5	1/2022	407,150	(3,656)
Canola	10	1/2022	155,107	4,904
Rapeseed	5	1/2022	196,014	532
Robusta Coffee	7	1/2022	154,980	5,749
Sugar No. 11	15	2/2022	323,736	(10,490)
Cocoa	1	3/2022	25,800	(553)
Total Long Contracts			$10,186,706	$141,937

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
Australia 10 Year Bond	(6)	12/2021	$(608,652)	$13,107
Australia 3 Year Bond	(11)	12/2021	(938,789)	8,797
Canada 10 Year Bond	(13)	12/2021	(1,480,567)	8,529
Canada 10 Year Bond	(7)	12/2021	(797,228)	23,968
CBOE Volatility Index	(4)	12/2021	(84,213)	(412)
Euro-Bobl	(34)	12/2021	(5,257,303)	41,792
Euro-BTP	(2)	12/2021	(342,777)	5,119
Euro-Bund	(11)	12/2021	(2,137,814)	15,749
Euro-Bund	(3)	12/2021	(583,040)	7,999
Euro-OAT	(7)	12/2021	(1,327,088)	14,951
Euro-OAT	(1)	12/2021	(189,584)	4,410
Euro-Schatz	(81)	12/2021	(10,483,487)	18,007
Foreign Exchange AUD/USD	(102)	12/2021	(7,677,030)	(121,693)
Foreign Exchange CAD/USD	(1)	12/2021	(80,805)	(1,942)
Foreign Exchange EUR/USD	(83)	12/2021	(12,002,319)	202,999
Foreign Exchange GBP/USD	(5)	12/2021	(427,781)	1,798
Foreign Exchange JPY/USD	(5)	12/2021	(548,750)	(451)
Foreign Exchange MXN/USD	(3)	12/2021	(72,405)	799
Foreign Exchange NZD/USD	(1)	12/2021	(71,610)	(2,589)
Foreign Exchange ZAR/USD	(5)	12/2021	(163,000)	3,226
Japan 10 Year Bond	(3)	12/2021	(3,982,979)	(2,828)
Lean Hogs	(1)	12/2021	(30,430)	(823)
Live Cattle	(1)	12/2021	(51,710)	(32)
Long Gilt	(10)	12/2021	(1,709,593)	2,803
Long Gilt	(5)	12/2021	(854,796)	(633)
S&P 500 E-Mini Index	(7)	12/2021	(1,608,950)	(25,071)
Silver	(1)	12/2021	(119,745)	(722)
Soybean Meal	(9)	12/2021	(299,340)	(1,873)
U.S. Treasury 2 Year Note	(37)	12/2021	(8,112,250)	6,730
U.S. Treasury 5 Year Note	(30)	12/2021	(3,652,500)	16,480
U.S. Treasury 10 Year Note	(16)	12/2021	(2,091,250)	(1,770)
U.S. Treasury 10 Year Note	(6)	12/2021	(784,219)	12,020
FCOJ-A	(1)	1/2022	(18,457)	140
3 Month Canadian Bankers Acceptance	(5)	6/2022	(995,829)	3,436
3 Month Sterling	(42)	6/2022	(7,098,669)	6,605
3 Month Canadian Bankers Acceptance	(5)	9/2022	(992,496)	3,893
3 Month Euro Euribor	(21)	9/2022	(6,085,690)	9,341
3 Month Sterling	(43)	9/2022	(7,255,915)	8,545
3 Month Euro Euribor	(14)	3/2023	(4,047,618)	8,852
3 Month Eurodollar	(28)	3/2023	(6,925,800)	8,325
3 Month Sterling	(43)	3/2023	(7,251,870)	14,742
3 Month Eurodollar	(31)	9/2023	(7,640,337)	8,383

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3 Month Sterling	(43)	9/2023	$(7,250,031)	$18,287
3 Month Euro Euribor	(9)	3/2024	(2,596,448)	6,686
3 Month Eurodollar	(34)	3/2024	(8,369,950)	10,502
3 Month Sterling	(36)	3/2024	(6,075,336)	18,176
3 Month Eurodollar	(5)	3/2025	(1,229,250)	(1,959)
Total Short Contracts			$(142,405,700)	$372,398
Total Futures				$514,335

For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $54,140,320 for long positions and $(67,228,970) for short positions. At October 31, 2021, the Fund had $1,610,273 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2021, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	2,360,277	EUR	2,027,627	JPM	11/19/2021	$15,566
USD	295,241	GBP	214,352	JPM	11/19/2021	1,886
USD	939,759	HKD	7,307,787	JPM	11/19/2021	471
CAD	323,754	USD	255,245	JPM	12/1/2021	6,349
AUD	20,000	JPY	1,641,742	JPM	12/15/2021	636
AUD	1,670,000	JPY	138,306,904	SG	12/15/2021	42,385
AUD	1,770,000	USD	1,310,845	SG	12/15/2021	20,864
CAD	1,700,000	USD	1,362,904	SG	12/15/2021	10,824
CHF	2,310,000	USD	2,512,582	SG	12/15/2021	13,650
CLP**	57,500,000	USD	69,607	SG	12/15/2021	725
EUR	1,447,464	PLN	6,660,000	SG	12/15/2021	7,347
EUR	40,000	TRY	444,897	JPM	12/15/2021	983
EUR	730,000	TRY	7,909,255	SG	12/15/2021	39,331
GBP	60,000	USD	81,779	SG	12/15/2021	346
HUF	17,970,000	USD	57,499	SG	12/15/2021	126
ILS	4,110,000	USD	1,282,832	SG	12/15/2021	16,409
INR**	2,230,000	USD	29,545	SG	12/15/2021	45
JPY	2,575,436	AUD	30,000	SG	12/15/2021	36
JPY	19,330,000	USD	169,126	SG	12/15/2021	557
KRW**	820,460,000	USD	692,303	SG	12/15/2021	5,445
NOK	5,210,000	USD	606,180	SG	12/15/2021	10,338
NZD	1,310,000	USD	926,510	SG	12/15/2021	11,606
PHP**	17,930,000	USD	350,925	SG	12/15/2021	3,154
PLN	2,280,000	EUR	492,760	SG	12/15/2021	689
PLN	30,000	USD	7,495	SG	12/15/2021	17
SEK	7,110,000	USD	823,306	SG	12/15/2021	5,104
SGD	1,870,000	USD	1,383,691	SG	12/15/2021	2,765

See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
THB	6,360,000	USD	188,194	JPM	12/15/2021	$3,413
THB	6,600,000	USD	196,737	SG	12/15/2021	2,103
TRY	200,000	USD	20,204	SG	12/15/2021	163
USD	768,769	BRL**	4,210,000	SG	12/15/2021	29,556
USD	32,414	CAD	40,000	SG	12/15/2021	91
USD	569,629	CLP**	453,540,000	SG	12/15/2021	14,882
USD	4,159,194	EUR	3,550,000	SG	12/15/2021	51,015
USD	426,520	GBP	310,000	SG	12/15/2021	2,203
USD	552,991	HUF	168,850,000	SG	12/15/2021	11,526
USD	6,343	ILS	20,000	SG	12/15/2021	21
USD	922,200	INR**	68,930,000	SG	12/15/2021	7,563
USD	3,721,231	JPY	412,710,000	SG	12/15/2021	98,385
USD	540,181	KRW**	631,710,000	SG	12/15/2021	2,950
USD	1,077,292	MXN	22,190,000	SG	12/15/2021	6,742
USD	64,226	NOK	540,000	SG	12/15/2021	326
USD	710,905	PHP**	35,970,000	SG	12/15/2021	575
USD	30,220	PLN	120,000	JPM	12/15/2021	171
USD	1,340,543	PLN	5,260,000	SG	12/15/2021	23,402
USD	698,258	SGD	940,000	SG	12/15/2021	1,322
USD	924,491	THB	30,400,000	SG	12/15/2021	8,627
USD	872,844	TRY	8,070,000	SG	12/15/2021	51,023
USD	8,488	ZAR	130,000	JPM	12/15/2021	23
USD	283,028	ZAR	4,260,000	SG	12/15/2021	5,658
USD	49,012	CAD	60,534	JPM	12/30/2021	90
USD	11,117	GBP	8,084	JPM	12/30/2021	50
Total unrealized appreciation						$539,534
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	1,577,748	CHF	1,448,769	JPM	11/19/2021	$(5,265)
USD	26,434	SEK	227,131	JPM	11/19/2021	(17)
AUD	120,000	JPY	10,290,764	SG	12/15/2021	(50)
AUD	90,000	USD	67,849	SG	12/15/2021	(134)
BRL**	2,840,000	USD	530,161	SG	12/15/2021	(31,497)
CAD	750,000	USD	607,155	SG	12/15/2021	(1,099)
CHF	260,000	USD	284,828	SG	12/15/2021	(490)
CLP**	36,780,000	USD	45,371	SG	12/15/2021	(382)
EUR	1,016,350	PLN	4,710,000	SG	12/15/2021	(3,259)
EUR	10,000	TRY	114,098	JPM	12/15/2021	(47)
EUR	40,000	TRY	455,563	SG	12/15/2021	(103)
EUR	1,670,000	USD	1,947,268	SG	12/15/2021	(14,689)
GBP	490,000	USD	675,158	SG	12/15/2021	(4,461)
HUF	145,570,000	USD	477,074	SG	12/15/2021	(10,264)
INR**	138,670,000	USD	1,862,974	SG	12/15/2021	(22,954)
JPY	52,540,185	AUD	650,000	SG	12/15/2021	(27,838)
See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
JPY	186,700,000	USD	1,699,391	SG	12/15/2021	$(60,502)
KRW**	237,650,000	USD	202,916	SG	12/15/2021	(808)
MXN	33,810,000	USD	1,665,947	SG	12/15/2021	(34,794)
NOK	6,190,000	USD	739,629	SG	12/15/2021	(7,145)
NZD	790,000	USD	566,520	SG	12/15/2021	(788)
PHP**	2,320,000	USD	45,905	SG	12/15/2021	(90)
PLN	5,470,000	EUR	1,198,505	SG	12/15/2021	(17,227)
PLN	2,400,000	USD	609,730	SG	12/15/2021	(8,753)
SEK	2,440,000	USD	285,046	SG	12/15/2021	(752)
SGD	2,350,000	USD	1,748,930	SG	12/15/2021	(6,592)
THB	2,640,000	USD	79,644	SG	12/15/2021	(109)
TRY	4,543,252	EUR	430,000	SG	12/15/2021	(34,941)
TRY	4,250,000	USD	476,321	SG	12/15/2021	(43,518)
USD	797,089	AUD	1,090,000	SG	12/15/2021	(23,006)
USD	50,498	BRL**	290,000	SG	12/15/2021	(422)
USD	370,034	CAD	470,000	SG	12/15/2021	(9,762)
USD	2,532,442	CHF	2,340,000	SG	12/15/2021	(26,602)
USD	49,545	CLP**	40,890,000	SG	12/15/2021	(470)
USD	185,048	EUR	160,000	SG	12/15/2021	(108)
USD	394,675	GBP	290,000	SG	12/15/2021	(2,269)
USD	341,161	HUF	107,060,000	SG	12/15/2021	(2,156)
USD	217,476	ILS	700,000	SG	12/15/2021	(3,804)
USD	1,167,027	INR**	88,350,000	SG	12/15/2021	(5,292)
USD	518,419	JPY	59,140,000	SG	12/15/2021	(722)
USD	997,527	KRW**	1,184,100,000	SG	12/15/2021	(9,480)
USD	531,190	MXN	11,070,000	SG	12/15/2021	(2,881)
USD	351,269	NOK	3,070,000	SG	12/15/2021	(12,014)
USD	786,635	NZD	1,130,000	SG	12/15/2021	(22,573)
USD	526,593	PHP**	26,960,000	SG	12/15/2021	(5,809)
USD	89,983	PLN	360,000	SG	12/15/2021	(163)
USD	895,819	SEK	7,790,000	SG	12/15/2021	(11,819)
USD	1,747,915	SGD	2,370,000	SG	12/15/2021	(9,249)
USD	85,749	THB	2,860,000	JPM	12/15/2021	(416)
USD	320,066	THB	10,760,000	SG	12/15/2021	(4,102)
USD	9,126	TRY	90,000	JPM	12/15/2021	(39)
USD	102,741	ZAR	1,580,000	SG	12/15/2021	(134)
ZAR	330,000	USD	22,345	JPM	12/15/2021	(858)
ZAR	4,220,000	USD	287,922	SG	12/15/2021	(13,157)
CAD	18,301	USD	14,822	JPM	12/30/2021	(31)
USD	730,686	CAD	923,260	JPM	12/30/2021	(15,454)
USD	113,886	GBP	84,379	JPM	12/30/2021	(1,629)
Total unrealized depreciation						$(522,989)
Net unrealized appreciation						$16,545

**  Non-deliverable forward.

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

For the year ended October 31, 2021, the average notional value for the months where the Fund had forward contracts outstanding was $7,846,543.

Equity swap contracts ("equity swaps")

At October 31, 2021, the Fund had outstanding equity swaps as follows:

Over the counter equity swaps — Long(a)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Akka Technologies	EUR	61,515	8/2/2022	0.07%	0.65%	1	D ESTR	T/1M	$1,146
MS	Amundi SA	EUR	359,053	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	86,194
MS	Anima Holding SpA	EUR	390,880	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	29,436
MS	Aspen Pharmacare Holdings Ltd.	USD	43,092	12/9/2021	0.98%	0.90%	1	D FEDEF	T/1M	13,703
JPM	Atrium European Real Estate Ltd.	EUR	122,198	7/27/2022	(0.18 0.07%	)%-	0.40 0.65%	%-	1	D ESTR	T/1M	14,795
JPM	Avast plc	USD	501,963	8/15/2022	0.46%	0.40%	1	D OBFR	T/1M	(23,108)
JPM	Avast plc	GBP	12,552	7/22/2022	0.45%	0.40%	1	D SONIA	T/1M	(705)
JPM	Bacanora Lithium plc	GBP	32,123	8/31/2022	0.45%	0.40%	1	D SONIA	T/1M	(66)
JPM	Blue Prism Group plc	GBP	6,898	10/19/2022	0.45%	0.40%	1	D SONIA	T/1M	(1)
MS	Brenntag SE	EUR	199,268	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	61,662
MS	Bureau Veritas SA	EUR	312,852	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	97,644
MS	Croda International plc	GBP	35,846	12/2/2022	0.69%	0.64%	1	D SONIA	T/1M	17,991
JPM	Crown Resorts Ltd.	AUD	23,964	7/4/2022	0.68%	0.65%	1	D RBACR	T/1M	(3,316)
JPM	Daily Mail & General Trust plc	GBP	28,964	7/14/2022	0.45%	0.40%	1	D SONIA	T/1M	(400)
MS	Danone SA	EUR	539,720	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	(117,047)
JPM	Deutsche Wohnen SE	EUR	70,155	10/20/2022	0.07%	0.65%	1	D ESTR	T/1M	(15,494)
JPM	Electricite de France SA	EUR	36,561	6/22/2022	0.07%	0.65%	1	D ESTR	T/1M	4,200
MS	Elis SA	EUR	59,987	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	4,477
MS	Eurofins Scientific SE	EUR	137,925	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	33,581
JPM	GCP Student Living plc	GBP	38,540	10/18/2022	0.45%	0.40%	1	D SONIA	T/1M	(303)
MS	Gerresheimer AG	EUR	64,392	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	13,129
MS	HeidelbergCement AG	EUR	229,423	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	(11,201)
MS	Hermes International	EUR	76,748	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	31,899
MS	Holcim Ltd.	CHF	135,073	12/9/2021	(0.15)%	0.56%	1	D SARON	T/1M	(14,664)
MS	Hypera SA	USD	29,962	12/7/2021	0.73%	0.65%	1	D FEDEF	T/1M	(12,575)
MS	ITV plc	GBP	83,387	12/2/2022	0.69%	0.64%	1	D SONIA	T/1M	(3,479)
MS	Kering SA	EUR	416,793	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	83,999
MS	LVMH Moet Hennessy Louis Vuitton SE	EUR	81,264	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	23,382
JPM	Meggitt plc	GBP	456,300	8/4/2022	0.45%	0.40%	1	D SONIA	T/1M	14,973
MS	Migros Ticaret A/S	USD	19,932	9/15/2022	1.58%	1.50%	1	D FEDEF	T/1M	(3,992)
MS	NAVER Corp.	USD	164,047	9/15/2022	1.58%	1.50%	1	D FEDEF	T/1M	945

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Neles OYJ	EUR	32,581	7/8/2022	(0.18 0.07%	)%-	0.40 0.65%	%-	1	D ESTR	T/1M	$973
MS	Nestle SA (Registered)	CHF	149,575	12/9/2021	(0.17)%	0.54%	1	D SARON	T/1M	28,362
JPM	Ocean Yield ASA	NOK	401,103	9/15/2022	1.16%	0.65%	1	M NIBOR	T/1M	(46)
JPM	Oil Search Ltd.	AUD	169,717	9/16/2022	0.68%	0.65%	1	D RBACR	T/1M	2,964
JPM	Orange Belgium SA	EUR	19,679	12/9/2021	(0.18 (0.08)%	)%-	0.40 0.50%	%-	1	D ESTR	T/1M	(2,639)
JPM	Playtech plc	GBP	10,711	10/20/2022	0.45%	0.40%	1	D SONIA	T/1M	438
MS	Publicis Groupe SA	EUR	94,964	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	12,013
JPM	Rhipe Ltd.(d)(e)	AUD	69,337	7/15/2022	0.68%	0.65%	1	D RBACR	T/1M	(3,127)
MS	Ryanair Holdings plc	EUR	108,325	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	35,174
JPM	S IMMO AG	EUR	9,635	4/7/2022	(0.18)%	0.40%	1	D ESTR	T/1M	(537)
JPM	Sanne Group plc	GBP	21,922	9/12/2022	0.45%	0.40%	1	D SONIA	T/1M	(97)
MS	SAP SE	EUR	593,014	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	46,979
JPM	Sbanken ASA	NOK	854,073	4/19/2022	1.16%	0.65%	1	M NIBOR	T/1M	(5,006)
JPM	Siltronic AG	EUR	139,383	3/1/2022	0.07%	0.65%	1	D ESTR	T/1M	(826)
MS	Smith & Nephew plc	GBP	479,586	12/2/2022	0.69%	0.64%	1	D SONIA	T/1M	(79,344)
JPM	SOHO China Ltd.	HKD	151,526	6/23/2022	0.41%	0.40%	1	D HONIA	T/1M	(23,898)
JPM	Solarpack Corp. Tecnologica SA	EUR	42,188	6/20/2022	0.07%	0.65%	1	D ESTR	T/1M	508
JPM	Spark Infrastructure Group	AUD	219,728	8/26/2022	0.68%	0.65%	1	D RBACR	T/1M	(1,414)
JPM	Spire Healthcare Group plc	GBP	25,650	6/20/2022	0.45%	0.40%	1	D SONIA	T/1M	(1,314)
JPM	Stock Spirits Group plc	GBP	80,405	8/19/2022	0.45%	0.40%	1	D SONIA	T/1M	(911)
MS	Stroeer SE & Co. KGaA	EUR	53,069	12/9/2021	0.04%	0.60%	1	M EURIBOR	T/1M	(4,116)
JPM	Suez SA	EUR	385,235	9/2/2022	(0.18 0.07%	)%-	0.40 0.65%	%-	1	D ESTR	T/1M	753
JPM	Sumo Group plc	GBP	70,917	7/21/2022	0.45%	0.40%	1	D SONIA	T/1M	(1,197)
JPM	Toshiba Corp.	JPY	1,291,330	4/25/2022	0.37%	0.40%	1	D MUTSC	T/1M	1,766
JPM	Ultra Electronics Holdings plc	GBP	104,879	8/30/2022	0.45%	0.40%	1	D SONIA	T/1M	1,978
JPM	Veoneer, Inc.	USD	79,579	10/7/2022	0.71%	0.65%	1	D OBFR	T/1M	(1,052)
JPM	Z Energy Ltd.	NZD	140,886	8/26/2022	0.93%	0.40%	1	M BKBM	T/1M	670
JPM	Zardoya Otis SA	EUR	20,980	9/27/2022	0.07%	0.65%	1	D ESTR	T/1M	(316)
Total Long Positions of equity swaps	$333,543

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Over the counter equity swaps — Short(c)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate		Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
MS	Air Liquide SA	EUR	(332,329)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	$(26,186)
MS	Allianz SE (Registered)	EUR	(288,650)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	5,424
MS	Anheuser-Busch InBev SA/NV	EUR	(170,869)	12/9/2021	(0.89)%	(0.40)%	1	D EONIA	1M/T	3,638
MS	AXA SA	EUR	(185,102)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(20,548)
MS	BASF SE	EUR	(193,317)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(240)
MS	Bayerische Motoren Werke AG	EUR	(182,681)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(29,283)
MS	Bunzl plc	GBP	(145,854)	12/2/2022	(0.25)%	(0.30)%	1	D SONIA	1M/T	(28,210)
MS	Daimler AG (Registered)	EUR	(269,138)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(88,233)
MS	Deutsche Post AG (Registered)	EUR	(277,020)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(67,658)
MS	Deutsche Telekom AG (Registered)	EUR	(134,541)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(4,851)
MS	Elisa OYJ	EUR	(106,812)	12/9/2021	(0.89)%	(0.40)%	1	D EONIA	1M/T	(4,945)
MS	Enel SpA	EUR	(119,437)	12/9/2021	(0.89)%	(0.40)%	1	D EONIA	1M/T	4,956
MS	Engie SA	EUR	(163,807)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	2,384
MS	Etablissements Franz Colruyt NV	EUR	(123,925)	12/9/2021	(0.89)%	(0.40)%	1	D EONIA	1M/T	53,473
MS	Givaudan SA (Registered)	CHF	(155,124)	12/9/2021	(1.06)%	(0.35)%	1	D SARON	1M/T	(50,135)
MS	GlaxoSmithKline plc	GBP	(64,040)	12/2/2022	(0.25)%	(0.30)%	1	D SONIA	1M/T	(1,713)
JPM	Grifols SA	USD	(72,013)	4/14/2022	(0.34)%	(0.40)%	1	D OBFR	1M/T	15,258
MS	H & M Hennes & Mauritz AB	SEK	(1,355,949)	10/19/2022	(0.46)%	(0.40)%	1	W STIBOR	1M/T	28,850
MS	Hannover Rueck SE	EUR	(98,118)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	3,235
MS	Koninklijke Ahold Delhaize NV	EUR	(284,451)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(59,353)
MS	Koninklijke Philips NV	EUR	(189,493)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	13,277
MS	L'Oreal SA	EUR	(199,055)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(62,056)
MS	Marks & Spencer Group plc	GBP	(28,739)	12/2/2022	(0.25)%	(0.30)%	1	D SONIA	1M/T	9,112
MS	Merck & Co., Inc.	USD	(75,019)	12/14/2021	(0.27)%	(0.35)%	1	D FEDEF	1M/T	(6,566)
MS	Next plc	GBP	(60,781)	12/2/2022	(0.25)%	(0.30)%	1	D SONIA	1M/T	(11,346)
MS	NIKE, Inc.	USD	(138,014)	12/14/2021	(0.27)%	(0.35)%	1	D FEDEF	1M/T	(40,587)
MS	Nokia OYJ	EUR	(111,298)	12/9/2021	(0.89)%	(0.40)%	1	D EONIA	1M/T	(26,725)
MS	Pfizer, Inc.	USD	(62,373)	12/14/2021	(0.27)%	(0.35)%	1	D FEDEF	1M/T	(5,231)
JPM	Santos Ltd.	AUD	(173,285)	9/16/2022	(0.47)%	(0.50)%	1	D RBACR	1M/T	(2,304)
MS	Schneider Electric SE	EUR	(273,083)	12/9/2021	(0.84)%	(0.35)%	1	D EONIA	1M/T	(69,264)

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)		Spread		Reference Rate		Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
MS	Siemens AG (Registered)	EUR	(299,358)	12/9/2021	(0.84)%		(0.35)%		1	D EONIA	1M/T	$(49,102)
MS	Swisscom AG (Registered)	CHF	(106,159)	12/9/2021	(1.06)%		(0.35)%		1	D SARON	1M/T	5,380
MS	Telefonica SA	EUR	(71,868)	12/9/2021	(0.89)%		(0.40)%		1	D EONIA	1M/T	13,388
MS	Tesla, Inc.	USD	(209,432)	12/14/2021	(0.27)%		(0.35)%		1	D FEDEF	1M/T	(62,243)
JPM	Valmet OYJ	EUR	(25,167)	7/8/2022	(1.08 (0.98)%	)%-	(0.50 (0.40)%	)%-	1	D ESTR	1M/T	(1,442)
MS	Vinci SA	EUR	(236,467)	12/9/2021	(0.84)%		(0.35)%		1	D EONIA	1M/T	(4,863)
Total Short Positions of equity swaps												$(564,709)
Total Long and Short Positions of equity swaps												$(231,166)
Total Financing Costs and Other Receivables/(Payables) of equity swaps												$(4,339)
Total Long and Short Positions including Financing Costs and Other Receivables/(Payables) of equity swaps												$(235,505)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2021.

(c)  The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.

(d)  Value determined using significant unobservable inputs.

(e)  Security fair valued as of October 31, 2021, in accordance with procedures approved by the Board of Trustees.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2021, the Fund did not have any open positions in total return basket swaps. For the year ended October 31, 2021, the average notional value for the months where the Fund had equity and total return basket swaps outstanding was $11,879,549 for long positions and $(12,213,108) for short positions.

At October 31, 2021, the Fund had cash collateral of $1,490,000, $2,590,000 and $677,874 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale, respectively, to cover collateral requirements on over the counter derivatives.

Option contracts ("options")

At October 31, 2021, the Fund did not have any open positions in options. For the year ended October 31, 2021, the average market value for the months where the Fund had options outstanding was $(1,609) for options written.

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Abbreviations

BKBM  New Zealand's Bank Bill Benchmark Rate

ESTR  Euro Short-Term Rate

EONIA  Euro Overnight Index Average Rate

EURIBOR  Euro Interbank Offered Rate

FEDEF  Federal Funds Floating Rate

HONIA  Hong Kong Overnight Index Average

JPM  JPMorgan Chase Bank, NA

MUTSC  Bank of Japan Estimate Unsecured Overnight Call Rate

MS  Morgan Stanley Capital Services LLC

NIBOR  Norway Interbank Offered Rate

OBFR  Overnight Bank Funding Rate

RBACR  Reserve Bank of Australia Cash Rate

SARON  Swiss Average Overnight Rate

SG  Societe Generale

SONIA  Sterling Overnight Index Average Rate

STIBOR  Stockholm Interbank Offered Rate

T  Termination Date

1D  One Day

1M  One Month

1W  One Week

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Airlines	$11,962	$—	$719	$12,681
Communications Equipment	355,577	—	379	355,956
Health Care Equipment & Supplies	709,388	—	—	709,388
Health Care Providers & Services	459,611	41,387	—	500,998
Insurance	1,572,708	356,966	—	1,929,674
Interactive Media & Services	2,284,917	419,856	67	2,704,840
Internet & Direct Marketing Retail	2,393,912	66,129	408,676	2,868,717
Media	727,278	—	803	728,081
Oil, Gas & Consumable Fuels	114,374	—	1,473	115,847
Pharmaceuticals	940,419	—	—	940,419
Semiconductors & Semiconductor Equipment	1,417,874	—	—	1,417,874
Specialty Retail	649,130	—	24,960	674,090
Other Common Stocks(a)	24,663,397	—	—	24,663,397
Total Common Stocks	36,300,547	884,338	437,077	37,621,962
Rights
Biotechnology	—	—	175,775	175,775
Media	—	—	—	—
Metals & Mining	29,296	—	—	29,296
Pharmaceuticals	—	—	1,251	1,251
Total Rights	29,296	—	177,026	206,322
Warrants
Capital Markets	10,008	—	9,151	19,159
Oil, Gas & Consumable Fuels	—	—	157,610	157,610
Total Warrants	10,008	—	166,761	176,769
Convertible Preferred Stocks(a)	56,069	—	—	56,069
Loan Assignments(a)	—	—	6,311	6,311
Corporate Bonds(a)	—	—	—	—
Short-Term Investments	—	30,832,374	—	30,832,374
Total Long Positions	$36,395,920	$31,716,712	$787,175	$68,899,807

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Common Stocks(a)(b)	Corporate Bonds(a)	Loan Assignments(a)(b)	Rights(a)(b)	Warrants(a)(b)	Total
Assets:
Investments in Securities:
Beginning Balance as of November 1, 2020	$1,363,663	$—	$172,558	$213,040	$181,809	$1,931,070
Transfers into Level 3	7,758	—	—	—	—	7,758
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/(premiums)	—	—	4,334	—	—	4,334
Realized gain/(loss)	416,752	—	(88,149)	7,906	(148,609)	187,900
Change in unrealized appreciation/ (depreciation)	(421,816)	—	(19,797)	(32,120)	133,561	(340,172)
Purchases	103,151	—	12,363	—	9,045	124,559
Sales	(1,032,431)	—	(74,998)	(11,800)	(9,045)	(1,128,274)
Balance as of October 31, 2021	$437,077	$—	$6,311	$177,026	$166,761	$787,175
Net change in unrealized appreciation/ (depreciation) on investments still held as of October 31, 2021	$(421,816)	$—	$(19,258)	$(36,014)	$133,561	$(343,527)

(a)  As of the year ended October 31, 2021, these securities were fair valued in accordance with procedures approved by the Board of Trustees. Certain of these investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2021:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(10,196,957)	$—	$—	$(10,196,957)
Total Short Positions	$(10,196,957)	$—	$—	$(10,196,957)

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

The following is a summary, categorized by level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3*	Total
Futures(a)
Assets	$733,696	$—	$—	$733,696
Liabilities	(219,361)	—	—	(219,361)
Forward contracts(a)
Assets	—	539,534	—	539,534
Liabilities	—	(522,989)	—	(522,989)
Swaps
Assets	—	824,109	—	824,109
Liabilities	—	(1,056,487)	(3,127)	(1,059,614)
Total	$514,335	$(215,833)	$(3,127)	$295,375

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

Other Financial Instruments:	Equity swaps(a)
Beginning Balance as of November 1, 2020	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(3,127)
Purchases	—
Sales	—
Balance as of October 31, 2021	$(3,127)
Net change in unrealized appreciation/(depreciation) on investments still held as of October 31, 2021	$(3,127)

(a)  As of the year ended October 31, 2021, these securities were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

29

Consolidated Statement of Assets and Liabilities

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2021
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$68,899,807
Due from brokers	14,635
Cash collateral segregated for short sales (Note A)	10,439,888
Cash collateral segregated for over the counter derivatives (Note A)	4,757,874
Dividends and interest receivable	133,191
Receivable for securities sold	251,626
Receivable for Fund shares sold	86,526
Deposits with brokers for futures contracts (Note A)	1,610,273
Receivable for variation margin on futures contracts (Note A)	501,453
Receivable from administrator—net (Note B)	39,997
Over the counter swap contracts, at value (Note A)	824,109
Receivable for forward foreign currency contracts (Note A)	539,534
Prepaid expenses and other assets	24,789
Total Assets	88,123,702
Liabilities
Due to custodian, foreign currency(b)	41,172
Investments sold short, at value(c) (Note A)	10,196,957
Due to custodian	461,836
Dividends and interest payable for short sales	9,381
Over the counter swap contracts, at value (Note A)	1,059,614
Payable to investment manager (Note B)	108,908
Payable for securities purchased	419,270
Payable for Fund shares redeemed	50,683
Payable for forward foreign currency contracts (Note A)	522,989
Payable to trustees	16,794
Other accrued expenses and payables	290,634
Total Liabilities	13,178,238
Net Assets	$74,945,464
Net Assets consist of:
Paid-in capital	$183,818,345
Total distributable earnings/(losses)	(108,872,881)
Net Assets	$74,945,464

See Notes to Consolidated Financial Statements

30

Consolidated Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2021
Net Assets
Institutional Class	$61,400,257
Class A	6,930,032
Class C	3,039,586
Class R6	3,575,589
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	5,384,041
Class A	619,167
Class C	287,344
Class R6	313,277
Net Asset Value, offering and redemption price per share
Institutional Class	$11.40
Class R6	$11.41
Net Asset Value and redemption price per share
Class A	$11.19
Offering Price per share
Class A‡	$11.87
Net Asset Value and offering price per share
Class C^	$10.58
*Cost of Investments:
(a) Unaffiliated issuers	$64,913,159
(b) Total cost of foreign currency	$70,821
(c) Proceeds from investments sold short	$9,553,799

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

31

Consolidated Statement of Operations

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Fiscal Year Ended October 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$502,871
Interest and other income—unaffiliated issuers	319,418
Foreign taxes withheld	(12,891)
Total income	$809,398
Expenses:
Investment management fees (Note B)	1,372,547
Administration fees (Note B):
Institutional Class	101,497
Class A	17,592
Class C	9,853
Class R6	1,259
Distribution fees (Note B):
Class A	16,915
Class C	37,895
Shareholder servicing agent fees:
Institutional Class	2,116
Class C	910
Class R6	227
Audit fees	129,239
Custodian and accounting fees	330,239
Insurance	3,063
Legal fees	110,399
Registration and filing fees	67,218
Shareholder reports	17,507
Trustees' fees and expenses	48,148
Dividend and interest expense on securities sold short (Note A)	164,366
Miscellaneous	14,170
Total expenses	2,445,160
Expenses reimbursed by Management (Note B)	(624,845)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(140)
Total net expenses	1,820,175
Net investment income/(loss)	$(1,010,777)

See Notes to Consolidated Financial Statements

32

Consolidated Statement of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Fiscal Year Ended October 31, 2021
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	6,267,003
Closed short positions of unaffiliated issuers	(1,632,776)
Settlement of forward foreign currency contracts	(40,087)
Settlement of foreign currency transactions	16,795
Expiration or closing of futures contracts	1,309,853
Expiration or closing of option contracts written	1,741
Expiration or closing of swap contracts	(376,918)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	3,539,068
Short positions of unaffiliated issuers	(1,145,338)
Forward foreign currency contracts	9,401
Foreign currency translations	(18,620)
Futures contracts	30,031
Swap contracts	(776,031)
Net gain/(loss) on investments	7,184,122
Net increase/(decrease) in net assets resulting from operations	$6,173,345

See Notes to Consolidated Financial Statements

33

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,010,777)	$21,395
Net realized gain/(loss) on investments	5,545,611	1,336,863
Change in net unrealized appreciation/(depreciation) of investments	1,638,511	289,380
Net increase/(decrease) in net assets resulting from operations	6,173,345	1,647,638
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(1,342,136)	(3,549,789)
Class A	(89,751)	(227,582)
Class C	(32,769)	(191,557)
Class R6	(27,655)	(49,422)
Total distributions to shareholders	(1,492,311)	(4,018,350)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	13,388,746	18,218,870
Class A	1,326,832	2,108,716
Class C	10,526	33,149
Class R6	3,434,385	920,839
Proceeds from reinvestment of dividends and distributions:
Institutional Class	1,224,720	3,244,385
Class A	73,520	203,618
Class C	32,275	160,235
Class R6	27,165	48,461
Payments for shares redeemed:
Institutional Class	(41,654,149)	(92,483,219)
Class A	(1,435,284)	(2,848,463)
Class C	(1,933,733)	(2,984,955)
Class R6	(1,661,060)	(694,156)
Net increase/(decrease) from Fund share transactions	(27,166,057)	(74,072,520)
Net Increase/(Decrease) in Net Assets	(22,485,023)	(76,443,232)
Net Assets:
Beginning of year	97,430,487	173,873,719
End of year	$74,945,464	$97,430,487

See Notes to Consolidated Financial Statements

34

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2021, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$14,759,181	19.7%

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

35

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, convertible preferred stocks, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered

36

Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency

37

transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2021, was $356,006.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2021, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost of investments held at October 31, 2021, was $61,104,999. The estimated gross unrealized appreciation was $3,528,176 and estimated gross unrealized depreciation was $5,564,341 resulting in net unrealized depreciation in value of investments of $2,036,165 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2021, the Fund recorded permanent reclassifications primarily related to prior year true up adjustments, prior year true up adjustments on real estate investment trust ("REIT")/non REIT return of capital adjustment, wholly owned subsidiary income and gain (loss) and amortization of bond premium. For the year ended October 31, 2021, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable (Losses)
$1,711,502	$(1,711,502)

The tax character of distributions paid during the years ended October 31, 2021, and October 31, 2020, was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
$1,492,311	$4,018,350	$—	$—	$—	$—	$—	$—	$1,492,311	$4,018,350

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As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$110,423	$—	$(2,259,326)	$(106,483,166)	$(240,812)	$(108,872,881)

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies ("PFICs"), wholly owned subsidiary inclusions, capital loss carryforwards, amortization of bond premium and gain on constructive sale.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

  Capital Loss Carryforwards

Long-Term	Short-Term
$37,245,374	$69,237,792

During the year ended October 31, 2021, the Fund utilized capital loss carryforwards of $3,123,793.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2021, there were no outstanding balances of accrued capital gains taxes for the Fund.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), the Fund may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Consolidated Statement of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated Statement of Assets and Liabilities.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2021, the Fund estimated these amounts for the period January 1, 2021 to October 31, 2021 within the financial statements because the 2021 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2021, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Consolidated Statements of

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Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the "Dividend and interest expense on

40

securities sold short" on the Consolidated Statement of Operations and were $47,774 for the year ended October 31, 2021.

At October 31, 2021, the Fund had cash pledged in the amount of $10,439,888 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets.

12  Investment company securities and exchange traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the SEC that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

In October 2020, the SEC adopted Rule 12d1-4, which permits a Fund to exceed the limits prescribed by Section 12 of the 1940 Act in the absence of an exemptive order, if the Fund complies with the adopted framework for fund of funds arrangements. Rule 12d1-4 contains elements from the SEC's current exemptive orders and rules permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. In connection with the new rule, on or about January 19, 2022, the SEC is expected to rescind the Fund's current exemptive order and Rule 12d1-2 under the 1940 Act. After this occurs, a fund seeking to exceed the limits in Section 12 of the 1940 Act will need to rely on Rule 12d1-4.

13  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

14  Special purpose acquisition company: The Fund may acquire an interest in a special purpose acquisition company ("SPAC") in an initial public offering ("IPO"), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance if the Fund is invested in the SPAC during such period. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the

41

receipt of certain regulatory approvals. If these conditions are not met, the SPAC's acquisition may not close and, to the extent a fund had committed to participate in a private placement (i.e, PIPE transaction), such fund will no longer be obligated to fulfill its commitment.

15  Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2021, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, at October 31, 2021. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund's performance and may increase costs related to the Fund's use of derivatives.

Futures contracts: During the year ended October 31, 2021, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2021, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

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A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: When the Fund is the buyer of an over the counter ("OTC") credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Equity swap contracts: During the year ended October 31, 2021, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the

43

discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Consolidated Statement of Operations.

Total return basket swap contracts: During the year ended October 31, 2021, the Fund used total return basket swaps to provide investment exposure to certain investments, primarily foreign securities. The Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains/(losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Consolidated Statement of Operations. Cash settlements between the Fund and the counterparty are recognized as realized gains/(losses) on closing of swap contracts in the Consolidated Statement of Operations.

Written options: During the year ended October 31, 2021, the Fund used options written to generate incremental returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

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At October 31, 2021, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$824,109	$—	$—	$824,109
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	208,822	28,803	326,451	169,620	733,696
Forward contracts	Receivable for forward foreign currency contracts	—	539,534	—	—	—	539,534
Total Value—Assets		$—	$748,356	$852,912	$326,451	$169,620	$2,097,339

Liability Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$(1,059,614)	$—	$—	$(1,059,614)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(128,739)	(30,366)	(7,190)	(53,066)	(219,361)
Forward contracts	Payable for forward foreign currency contracts	—	(522,989)	—	—	—	(522,989)
Total Value—Liabilities		$—	$(651,728)	$(1,089,980)	$(7,190)	$(53,066)	$(1,801,964)

(1)  "Over the counter swaps" reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of October 31, 2021.

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2021, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Total distributable earnings/(losses)." The current day's variation margin as of October 31, 2021, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."
45

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2021, was as follows:

Realized Gain/(Loss)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$(40,087)	$—	$—	$—	$(40,087)
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	—	(308,596)	(54,617)	(270,270)	1,943,336	1,309,853
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	1,741	—	—	1,741
Swaps	Net realized gain/(loss) on: Expiration or closing of swaps contracts	—	—	(376,918)	—	—	(376,918)
Total Realized Gain/(Loss)		$—	$(348,683)	$(429,794)	$(270,270)	$1,943,336	$894,589

Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$9,401	$—	$—	$—	$9,401
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	(218,641)	(6,246)	184,386	70,532	30,031
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	(776,031)	—	—	(776,031)
Total Change in Appreciation/ (Depreciation)		$—	$(209,240)	$(782,277)	$184,386	$70,532	$(736,599)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's OTC derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2021.

46

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$824,109	$—	$824,109
Forward contracts	539,534	—	539,534
Total	$1,363,643	$—	$1,363,643

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$509,896	$(499,233)	$—	$10,663
JPMorgan Chase Bank, NA	90,060	(90,060)	—	—
Morgan Stanley Capital Services LLC	763,687	(763,687)	—	—
	$1,363,643	$(1,352,980)	$—	$10,663

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$(1,059,614)	$—	$(1,059,614)
Forward contracts	(522,989)	—	(522,989)
Total	$(1,582,603)	$—	$(1,582,603)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(499,233)	$499,233	$—	$—
JPMorgan Chase Bank, NA	(113,679)	90,060	(23,619)	—
Morgan Stanley Capital Services LLC	(969,691)	763,687	(206,004)	—
	$(1,582,603)	$1,352,980	$(229,623)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2021, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2021.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2021, the impact of this arrangement was a reduction in expenses of $140.

47

18  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. For the year ended October 31, 2021, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.70% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and Class C; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2021, these Subsidiary expenses amounted to $123,731.

At October 31, 2021, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in the Year Ended October 31,
			2019	2020	2021
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2022	2023	2024
Institutional Class	1.97%	10/31/24	$508,701	$567,149	$522,331
Class A	2.33%	10/31/24	31,156	48,102	52,624
Class C	3.08%	10/31/24	28,605	36,584	29,872
Class R6	1.87%	10/31/24	24,431	8,302	20,018

(1)  Expense limitation per annum of the respective class' average daily net assets.

48

The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2021, there was no repayment to NBIA under these agreements.

At October 31, 2021, NBIA engaged BH-DG Systematic Trading LLP, GAMCO Asset Management Inc., P/E Global, LLC and Portland Hill Asset Management Limited as subadvisers of the Fund to provide investment advisory services. NBIA compensates the subadvisers out of the investment management fees it receives from the Fund. At its June 17, 2021 meeting, the Board approved the termination of Good Hill Partners LP as a subadviser to the Fund effective June 18, 2021. At its October 21, 2021 meeting, the Board approved the termination of Cramer Rosenthal McGlynn, LLC as a subadviser to the Fund effective October 22, 2021.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2021, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Class A	$156	$—	$—	$—
Class C	—	897	—	—

49

Note C—Securities Transactions:

During the year ended October 31, 2021, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
$—	$233,721,830	$14,754,061	$—	$262,043,058	$13,472,484

During the year ended October 31, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

During the year ended October 31, 2021, the Fund sold certain long positions and simultaneously entered into equity swaps on those same positions, retaining substantially all of the exposure to the economic return and the related risks on the long positions. At October 31, 2021, the transfers of financial assets accounted for as sales were as follows:

	At Original Transactions Dates		At October 31, 2021(a)
Type of Transaction	Cost Basis of Positions Sold	Gross Cash Proceeds Received for Positions Sold	Net Fair Value of Transferred Assets	Gross Derivative Assets Recorded(b)	Gross Derivative Liabilities Recorded(b)
Sales and equity swaps	$2,057,307	$1,603,044	$—	$—	$—

(a)  At October 31, 2021, there were no such positions open.

(b)  Realized gains/(losses) from these transactions are included as equity risk contracts in Note A-15 of Notes to Consolidated Financial Statements.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2021, and October 31, 2020, was as follows:

	For the Year Ended October 31, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	1,193,212	112,670	(3,744,648)	(2,438,766)	1,720,181	304,637	(8,567,645)	(6,542,827)
Class A	120,424	6,871	(131,167)	(3,872)	202,038	19,411	(274,510)	(53,061)
Class C	1,003	3,170	(185,571)	(181,398)	3,318	16,056	(301,457)	(282,083)
Class R6	308,693	2,499	(148,484)	162,708	87,600	4,550	(65,990)	26,160

Other: At October 31, 2021, affiliated persons, as defined in the 1940 Act, owned 0.04% of the Fund's outstanding shares.

50

Note E—Line of Credit:

At October 31, 2021, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2021. During the year ended October 31, 2021, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.

51

Consolidated Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Consolidated Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return†d
Institutional Class
10/31/2021	$10.80	$(0.13)	$0.92	$0.79	$(0.19)	$—	$(0.19)	$11.40	7.40%
10/31/2020	$10.97	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)	$10.80	2.01%
10/31/2019	$10.71	$0.08	$0.19	$0.27	$(0.01)	$—	$(0.01)	$10.97	2.48%
10/31/2018	$10.77	$0.09	$(0.15)	$(0.06)	$—	$—	$—	$10.71	(0.56)%
10/31/2017	$10.18	$0.06	$0.53	$0.59	$—	$—	$—	$10.77	5.80%
Class A
10/31/2021	$10.60	$(0.18)	$0.92	$0.74	$(0.15)	$—	$(0.15)	$11.19	7.07%
10/31/2020	$10.78	$(0.03)	$0.20	$0.17	$(0.35)	$—	$(0.35)	$10.60	1.58%
10/31/2019	$10.55	$0.04	$0.19	$0.23	$—	$—	$—	$10.78	2.18%
10/31/2018	$10.65	$0.06	$(0.16)	$(0.10)	$—	$—	$—	$10.55	(0.94)%
10/31/2017	$10.10	$0.02	$0.53	$0.55	$—	$—	$—	$10.65	5.45%
Class C
10/31/2021	$10.03	$(0.23)	$0.85	$0.62	$(0.07)	$—	$(0.07)	$10.58	6.23%
10/31/2020	$10.20	$(0.10)	$0.20	$0.10	$(0.27)	$—	$(0.27)	$10.03	0.96%
10/31/2019	$10.06	$(0.03)	$0.17	$0.14	$—	$—	$—	$10.20	1.39%
10/31/2018	$10.24	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$10.06	(1.76)%
10/31/2017	$9.78	$(0.05)	$0.51	$0.46	$—	$—	$—	$10.24	4.70%
Class R6
10/31/2021	$10.81	$(0.14)	$0.94	$0.80	$(0.20)	$—	$(0.20)	$11.41	7.50%
10/31/2020	$10.98	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)	$10.81	2.10%
10/31/2019	$10.71	$0.09	$0.19	$0.28	$(0.01)	$—	$(0.01)	$10.98	2.64%
10/31/2018	$10.77	$0.10	$(0.16)	$(0.06)	$—	$—	$—	$10.71	(0.56)%
10/31/2017	$10.17	$0.05	$0.55	$0.60	$—	$—	$—	$10.77	5.90%

See Notes to Consolidated Financial Highlights

52

	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
10/31/2021	$61.4	2.94%	2.74%	2.17%	1.97%	(1.16)%	296%	308%
10/31/2020	$84.5	2.69%	2.54%	2.12%	1.97%	0.10%	230%	219%
10/31/2019	$157.6	2.59%	2.27%	2.30%	1.98%	0.77%	248%	246%
10/31/2018	$201.1	2.53%	2.16%	2.34%	1.97%	0.86%	194%	179%
10/31/2017	$295.7	2.69%	2.09%	2.57%	1.97%	0.61%	382%	357%
Class A
10/31/2021	$6.9	3.32%	3.11%	2.54%	2.33%	(1.60)%	296%	308%
10/31/2020	$6.6	3.22%	3.08%	2.47%	2.33%	(0.32)%	230%	219%
10/31/2019	$7.3	2.98%	2.65%	2.67%	2.33%	0.40%	248%	246%
10/31/2018	$18.1	2.83%	2.55%	2.61%	2.33%	0.60%	194%	179%
10/31/2017	$20.6	3.13%	2.47%	2.99%	2.33%	0.17%	382%	357%
Class C
10/31/2021	$3.0	4.07%	3.87%	3.29%	3.08%	(2.24)%	296%	308%
10/31/2020	$4.7	3.82%	3.67%	3.23%	3.08%	(0.98)%	230%	219%
10/31/2019	$7.7	3.71%	3.39%	3.40%	3.09%	(0.33)%	248%	246%
10/31/2018	$11.6	3.65%	3.28%	3.45%	3.08%	(0.24)%	194%	179%
10/31/2017	$17.9	3.82%	3.21%	3.69%	3.08%	(0.53)%	382%	357%
Class R6
10/31/2021	$3.6	2.87%	2.66%	2.07%	1.87%	(1.27)%	296%	308%
10/31/2020	$1.6	2.59%	2.45%	2.01%	1.87%	0.07%	230%	219%
10/31/2019	$1.4	2.55%	2.21%	2.22%	1.88%	0.84%	248%	246%
10/31/2018	$15.3	2.45%	2.09%	2.26%	1.90%	0.93%	194%	179%
10/31/2017	$12.7	2.40%	1.93%	2.37%	1.90%	0.51%	382%	357%

53

Notes to Consolidated Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  Had the Fund not received the class action proceeds listed in Note A of the Notes to Consolidated Financial Statements, the total return based on per share NAV for the year ended October 31, 2021 would have been:

Institutional Class	6.84%
Class A	6.59%
Class C	5.63%
Class R6	7.13%

  The class action proceeds received in 2020, 2019, 2018 and 2017 had no impact on the Fund's total returns for the years ended October 31, 2020, 2019, 2018 and 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated Financial Statements). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	October 31, 2021		October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017
Institutional Class	2.17%	1.97%	2.12%	1.97%	2.30%	1.98%	2.33%	1.97%	2.57%	1.97%
Class A	2.54%	2.33%	2.47%	2.33%	2.67%	2.33%	2.61%	2.33%	2.99%	2.33%
Class C	3.29%	3.08%	3.23%	3.08%	3.40%	3.09%	3.45%	3.08%	3.69%	3.08%
Class R6	2.07%	1.87%	2.01%	1.87%	2.22%	1.88%	2.26%	1.90%	2.37%	1.90%

54

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Neuberger Berman Absolute Return Multi-Manager Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund"), one of the series constituting Neuberger Berman Alternative Funds (the "Trust"), including the consolidated schedule of investments, as of October 31, 2021 and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Neuberger Berman Alternative Funds) at October 31, 2021, the consolidated results of its operations for the year ended, the consolidated changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

December 21, 2021

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Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Subadvisers

BH-DG Systematic Trading LLP
55 Baker Street
London W1U 7EU United Kingdom

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Custodian

JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

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Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

57

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	47

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

58

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

47

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

59

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	47

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

47

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold

63

office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

64

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

65

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

66

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Fund has established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Fund's liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Fund's liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund's investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Fund's investment strategy, the characteristics of the Fund's shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2020 through March 31, 2021. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Notice to Shareholders

In early 2022 you will receive information to be used in filing your 2021 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2021. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2021, the Fund designates $407,087 and $324,781 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income and dividends received deduction, respectively, eligible for reduced tax rates. Complete information regarding the Fund's distributions during the calendar year 2021 will be reported in conjunction with Form 1099-DIV.

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Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board or "Trustees"") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following Sub-Advisers: BH-DG Systematic Trading LLP, GAMCO Asset Management Inc., P/E Global, LLC, and Portland Hill Asset Management Limited (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 21, 2021 the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and (for the Sub-Advisers), by Management, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. In the limited instances where Management or Sub-Advisers may not have been able to provide information in response to certain questions, the Board conducted its evaluation based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management and the Sub-Adviser.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, including the use of derivatives if used as part of a Sub-Adviser's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Board also considered the size and staffing of each Sub-Advisers, particularly the staffing of the portfolio management and compliance functions. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. Each quarter, the Ethics and Compliance Committee received and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser that was prepared by the Fund's Chief Compliance Officer. The Board's Contract Review Committee annually considers and updates the questions it asks of Management and the Sub-Advisers in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's and the Sub-Advisers' business models.

The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-Advisers.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund, and whether the Agreements were in the best interests of the Fund and Fund shareholders.

The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each of the Agreements separately.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.

The Board noted that Management and the Fund had obtained from the U.S. Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the sub-advisers who will carry out the different portions of that program based on Management's due diligence of those sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates or changes to current sub-advisers, and noted the possibility that Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and making certain other investment decisions and engaging in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.

The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser's sleeve and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulations adopted by the U.S. Securities and Exchange Commission.

The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered the policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitors the quality of the execution services provided by each Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

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The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services and Sub-Adviser oversight. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board noted Management's extensive activities in selecting and overseeing the Sub-Advisers, including questionnaires, virtual site visits, analyses of performance, compliance monitoring, and evaluating third party reviews of potential sub-advisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity, business continuity, and disaster recovery. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and each Sub-Adviser's largely seamless implementation of their business continuity plans in response to the COVID-19 pandemic and their success in continuously providing services to the Fund not withstanding the disruptions caused by the pandemic.

In addition, the Board noted the positive compliance history of Management and each Sub-Adviser, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings, or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations, and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which Management is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, litigation, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and each Sub-Adviser in response to recent market conditions, such as changes in fixed income market liquidity, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management and each Sub-Adviser in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a comparative group and determining which investment companies should be included in the comparative group, noting differences as compared to certain fund industry ranking and rating systems.

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With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by Management's portfolio managers.

The Performance Universe referenced in this section are those identified by the consulting firm, as discussed above. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund has more than one class of shares outstanding and information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Fund, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

The Board discussed with Management the Fund's performance, potential reasons for any underperformance, and steps that Management had taken, or intended to take, to improve performance, including its demonstrated willingness to replace or terminate a Sub-Adviser. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding the Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to the Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board also compared the Fund's total expenses to the

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median of the total expenses of the Fund's Expense Group. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the fifth quintile. The Board discussed with Management the impact of the Fund's small size on its expenses and the expenses associated with the Fund's strategy, including the selection, allocation to, and oversight of multiple unaffiliated subadvisers, and considered Management's representations regarding ways to manage such expenses.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its resources into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.

The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial emphasis to estimated profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-Advisers beyond retaining them to advise other of Management's client accounts. In addition, the Board noted that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board also considered the fees the Sub-Advisers charge for products with investment objectives, policies, and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.

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Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangement that reduce the Fund's expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board considered that breakpoints in a Sub-Adviser's fee schedule would inure to the benefit of Management, and evaluated that fact in light of Management's profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/21

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Commodity Strategy Fund

Global Allocation Fund

Long Short Fund

U.S. Equity Index PutWrite Strategy Fund

Annual Report

October 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Commodity Strategy Fund	2
Global Allocation Fund	5
Long Short Fund	8
U.S. Equity Index PutWrite Strategy Fund	11
FUND EXPENSE INFORMATION	18
LEGEND	20
SCHEDULE OF INVESTMENTS
Commodity Strategy Fund	21
Positions by Country	25
Global Allocation Fund	28
Positions by Industry	36
Long Short Fund	44
U.S. Equity Index PutWrite Strategy Fund	63
FINANCIAL STATEMENTS	66
FINANCIAL HIGHLIGHTS (ALL CLASSES)
Commodity Strategy Fund	98
Global Allocation Fund	100
Long Short Fund	102
U.S. Equity Index PutWrite Strategy Fund	102
Reports of Independent Registered Public Accounting Firms	108
Directory	111
Trustees and Officers	112
Proxy Voting Policies and Procedures	122
Quarterly Portfolio Schedule	122

Liquidity Risk Management Program	122
Board Consideration of the Management Agreements	123
Notice to Shareholders	129

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2021 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Alternative and Multi-Asset Class Funds covering the 12-month period ended October 31, 2021 (the reporting period).

The U.S. economy recovered from its pandemic-induced downturn during the reporting period. The introduction and subsequent rollout of several COVID-19 vaccines boosted consumer confidence and spending, leading to generally strong gross domestic product (GDP) growth and falling unemployment. That said, several challenges remain, including new strains of the virus, supply chain headwinds and rising inflation.

Against this backdrop, U.S. fiscal and monetary policy remained highly accommodative. In terms of fiscal stimulus, the U.S. government passed a $900 billion package in late 2020, followed by a $1.9 trillion package in the first quarter of 2021. Congress is now debating President Biden's multi-trillion dollar "Build Back Better" bill. Meanwhile, the U.S. Federal Reserve Board (Fed) kept the federal funds rate in a record low range between 0.00% and 0.25% and continued its quantitative easing program. However, as telegraphed by the Fed in early November (after the reporting period ended), the central bank announced its intent to begin tapering its monthly asset purchases.

The global stock market rallied, while the overall fixed income market generated weak results during the reporting period. Supporting the market were the rollout of several COVID-19 vaccines, improving economic data, and corporate results that often exceeded expectations. These factors more than offset rising inflation, supply chain constraints and signs that a number of central banks may soon start removing some monetary policy accommodation. All told, the S&P 500® Index gained 42.91% during the reporting period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices (Net), returned 34.18% and 16.96%, respectively, during the reporting period. In contrast, the overall U.S. taxable investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –0.48% during the reporting period. Both short- and long-term U.S. Treasury yields moved sharply higher over the period. The economic rebound, rising inflation and expectations for monetary policy tightening contributed to the increase in yields. Meanwhile, credit spreads, which substantially widened when the pandemic initially took hold, continued to tighten as the reporting period progressed.

As we look at the remainder of the calendar year and beyond, we see the investment environment changing. We believe monetary stimulus has peaked, with the Fed starting to reduce bond purchases. After the anticipated passage of additional fiscal spending in the U.S. in the fourth quarter of 2021, we anticipate the end of aggressive federal spending in the near term. Finally, continued challenges in supply chains and labor market supply suggest to us that, while growth in 2022 and beyond will likely remain above-trend, these constraints could result in a modestly less optimistic outlook.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Commodity Strategy Fund Institutional Class generated a total return of 54.44% for the 12 months ended October 31, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg Commodity Index (the Index), which provided a 43.94% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market, as measured by the Index, generated exceptional results over the reporting period, with energy and softs being the top performers. Energy benefited from increased demand as vaccine rollouts progressed and global growth rebounded from the depths of the pandemic. Softs, such as soybeans and coffee, saw their prices rise given weather-related supply issues and shipping delays. Elsewhere, fiscal policy initiatives drove up the prices of many industrial metals and certain precious metals. Conversely, gold generated a negative return over the reporting period, as investors favored less defensive sectors. Cattle and soybean meal were the only other commodities to post negative returns.

Looking at the commodity sectors in which the Fund invests, agriculture was the largest contributor to relative results. In particular, overweights to corn and Kansas wheat versus the Index were beneficial. Corn rose alongside increased demand for ethanol, while Kansas wheat rallied due to tight supplies from a poor harvest season. Positioning in the energy sector was also beneficial, driven by overweights to heating oil and unleaded gas. Industrial metals was another area of strength, due to our out-of-benchmark allocation to lead. Within the precious metals space, an out-of-benchmark allocation to platinum and an underweight to gold were rewarded. Finally, within the livestock space, an overweight to lean hogs contributed to performance with demand increasing as China looked to rebuild its herds. The Fund's positioning in softs modestly detracted from performance, driven by underweights to coffee and sugar versus the Index. Their prices both rose sharply due to supply challenges caused by unseasonable weather in Brazil and global shipping constraints.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. Toward the end of the reporting period, the Fund also began investing in bitcoin futures traded on futures exchanges registered with the Commodity Futures Trading Commission. The Fund's tactical positioning was additive to performance during the reporting period.

The Fund is currently positioned for an increase in demand within supply-constrained markets. Peak demand is still ahead of us, in our opinion, particularly for energy, metals and certain agriculture commodities. Over the longer-term, we are positioning the Fund for policy-driven inflation, specifically emphasizing renewable biofuels, electric vehicle inputs, battery demand, emissions, and carbon neutrality. The Fund is currently holding an underweight in the gas sector. We believe oil is still the cheapest power commodity and it has lower volatility and downside risk, especially compared to natural gas. In industrial metals, we have reduced our exposure to copper due to near-term macro concerns, but increased exposures to aluminum and nickel. We are holding underweights in gold and silver, but currently overweighting platinum and palladium. Looking at the bigger picture, we believe the case for permanent inflation is clear. Rising prices for both consumers and producers, a tight labor market, increasing wages, and the U.S. Federal Reserve Board's inflation gauge all lead us to believe that current inflation is not in fact transitory. If this is the case, we believe that one of the most effective ways to hedge inflation is through a diversified basket of commodities.

Sincerely,

HAKAN KAYA, THOMAS SONTAG, DAVID YI WAN AND MICHAEL FOSTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	18.0%
Corporate Bonds	47.3
U.S. Treasury Obligations	15.5
Short-Term Investments	21.1
Liabilities Less Other Assets	(1.9)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PORTFOLIO BY TYPE OF COMMODITY FUTURE

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	20.1%
Bitcoin	0.7
Energy	31.8
Industrial Metals	19.7
Livestock	5.3
Precious Metals	16.1
Softs	6.3
Total	100.0%

PERFORMANCE HIGHLIGHTS3

		Average Annual Total Return Ended 10/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	54.44%	7.29%	–1.73%
Class A	08/27/2012	53.60%	6.88%	–2.10%
Class C6	03/24/2021*	53.53%	7.16%	–1.80%
With Sales Charge
Class A		44.89%	5.62%	–2.73%
Class C6		52.53%	7.16%	–1.80%
Index
Bloomberg Commodity Index[1,2]		43.94%	5.17%	–3.01%

*  Class C shares were fully redeemed on February 2, 2021. Operations recommenced on March 24, 2021.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.00%,1.37% and 2.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 25.21% total return for the 12 months ended October 31, 2021 (the reporting period), outperforming its blended benchmark consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index (collectively, the Index), which provided a 20.62% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The last 12 months have been characterized by exceptionally strong risk asset performance and moderate to low volatility, driven by an early cycle economic recovery and global reopening optimism. In the first half of the reporting period, interest rates jumped sharply with investors rotating into riskier assets amidst an improving outlook for global growth and accelerating vaccinations leading to a significant decrease in COVID-19 cases in much of the world. Rates have since been supported by above-target realized inflation as well as increasing inflation expectations due to higher commodity prices and growing concerns of global supply chain bottlenecks. Massive monetary policy support along with unprecedented U.S. fiscal packages in the first year of Joe Biden's presidency reinforced the risk-on environment.

The Fund's allocations to global equities contributed positively to performance while fixed income detracted. Within equities, U.S. and non-U.S. systematic equity were the primary drivers of performance. Within fixed income, the negative impact from an overweight in duration for the first half of the reporting period outweighed the positive impact from an underweight in duration in the second half. However, the fixed income portion of the portfolio outperformed the fixed income benchmark due to positive security selection effects. Opportunistic strategies were additive to Fund performance, driven by contributions from commodities and fundamental tactical asset allocation. In the first calendar quarter of 2021, the Fund shifted to a more simplified portfolio in order to capture market betas more efficiently while retaining the ability to generate security selection alpha.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.

Over a medium-term horizon, we maintain an overweight view on global equities, favoring non-U.S. markets and U.S. small cap exposures. We believe financial conditions should remain stable despite central banks gradually moving towards a tapering timeline while vaccine rollouts and earnings outlooks improve in regions outside the U.S. We are less optimistic on U.S. large cap stocks as elevated political risk in the form of congressional negotiations around the debt ceiling and the President's fiscal proposals are likely to weigh on U.S. stocks in the near-term while mega-cap tech companies continue to look vulnerable to increased regulations over the next year or two.

Within fixed income, we continue to hold positive views on high yield credit, bank loans, and emerging markets debt for their high income and modest duration characteristics, though we recognize that further spread compression will likely be limited given historically tight levels. We are shying away from high duration assets like investment-grade bonds which are particularly sensitive to accelerating inflation.

We continue to believe that a flexible, multi-dimensional approach to a diversified portfolio is prudent. Our multi-asset class approach offers a global go-anywhere strategy, complemented with historically uncorrelated sources of return and a risk framework at both the security and portfolio level.

Sincerely,

ERIK KNUTZEN, ROBERT SURGENT AND TOKUFUMI KATO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX
Class R6	NRGLX

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2021
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	12/29/2010	25.21%	9.44%	7.14%	6.86%
Class A	12/29/2010	24.74%	9.04%	6.76%	6.48%
Class C	12/29/2010	23.84%	8.25%	5.96%	5.69%
Class R6[5]	01/18/2019	25.32%	9.50%	7.17%	6.88%
With Sales Charge
Class A		17.58%	7.77%	6.13%	5.90%
Class C		22.84%	8.25%	5.96%	5.69%
Index
Blended Benchmark*[1,2]		20.62%	9.94%	7.58%	7.09%
MSCI All Country World Index (Net)[1,2]		37.28%	14.72%	11.32%	10.01%

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index, rebalanced monthly. Effective August 24, 2021, the Bloomberg Barclays Global Aggregate Index changed its name to Bloomberg Global Aggregate Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 3.48%, 3.89%, 4.61% and 3.86% for Institutional Class, Class A, Class C and R6 shares, respectively (before expense reimbursements and/or fee waivers, if any and after restatement). The expense ratios were 0.78%, 1.14%, 1.89%, and 0.68% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after restatement, expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

*  Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index. Effective August 24, 2021, the Bloomberg Barclays Global Aggregate Index changed its name to the Bloomberg Global Aggregate Index.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 16.27% total return for the 12 months ended October 31, 2021 (the reporting period), underperforming its primary benchmark, the HFRX Equity Hedge Index (the Index), which returned 20.94% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall equity market posted very strong results during the reporting period. Supporting the market were the resolution of the November 2020 U.S. Presidential election, the rollout of several COVID-19 vaccines, improving economic data, and corporate earnings results that often exceeded expectations. These factors more than offset rising inflation, supply chain constraints and signs that the U.S. Federal Reserve Board may soon start removing some monetary policy accommodation. All told, the S&P 500® Index gained 42.91% during the reporting period.

We maintained our constructive outlook during the reporting period. This was reflected in the Fund's net long and gross exposure during the reporting period. The Fund's largest sector weights were in Information Technology, Consumer Discretionary and Industrials.

We categorize the Fund's long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continue to take a balanced approach and, on the margin, are finding Opportunistic investments more attractive relative to the prior reporting period as early cycle dynamics have emerged. The Fund's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the reporting period, equity long exposure increased against the backdrop of improved economic conditions and attractive earnings outlook, while Fundamental shorts decreased. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures increased during the reporting period.

Equity long exposure was additive to the Fund's performance, while Fundamental shorts detracted from performance. The Fund's aggregate use of futures, swap and option contracts detracted from performance during the reporting period.

We believe unprecedented fiscal and monetary policy, coupled with confident consumer and corporate leaders in a fully opened country, has been strong medicine for the economy. We now face early cycle dynamics not seen for a decade—above trend economic and corporate earnings growth, declining unemployment and low interest rates. However, we believe this recovery has been different, in part because this recession was different due to the pandemic. We continue to see a path to "returning to normal" as the rest of the world catches up to the U.S. in reopening and the global supply chain works through demand and supply imbalances. This year a key debate of the market centers on whether inflation is indeed "transitory," or whether it is "more permanent." We believe the argument is nuanced on a company by company basis and therefore will continue our efforts to evaluate company-specific factors. As market dynamics change, we believe this can cause company market values to dislocate from their long-term potential values, creating potential opportunities both long and short. That said, given the massive amounts of stimulus around the globe, there is a risk that unchecked fiscal spending has consequences. We highlight these risks because the current environment, as always, necessitates a flexible approach in the complex, global world in which we operate.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)

	Long	Short
Common Stocks	85.6%	(9.8)%
Convertible Bonds	0.1	—
Corporate Bonds	2.3	(0.9)
Loan Assignments	0.6	—
Master Limited Partnerships and Limited Partnerships	1.9	—
Options Purchased	0.1	—
Preferred Stocks	0.7	—
Warrants	0.1	—
Short-Term Investments	7.1	—
Exchange-Traded Funds	—	(1.3)
Other Assets Less Liabilities	13.5 *	—
Total	112.0%	(12.0)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/29/2011	16.27%	9.65%	7.60%
Class A	12/29/2011	15.82%	9.26%	7.22%
Class C	12/29/2011	14.98%	8.45%	6.42%
With Sales Charge
Class A		9.15%	7.97%	6.57%
Class C		13.98%	8.45%	6.42%
Index
HFRX Equity Hedge Index[1,2]		20.94%	5.53%	4.14%
S&P 500® Index[1,2]		42.91%	18.93%	16.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.80%, 2.16% and 2.91% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 26.82% over the 12-month period ended October 31, 2021 (the reporting period), outperforming its benchmark, a blend consisting of 42.5% CBOE S&P 500 One-Week PutWrite Index / 42.5% CBOE S&P 500 PutWrite Index / 7.5% CBOE Russell 2000 One-Week PutWrite Index / 7.5% CBOE Russell 2000 PutWrite Index (collectively, the Index), which posted a 25.50% total return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the reporting period, the Fund lacked the full equity exposure to keep pace with the Blended U.S. Equity Index blend consisting of 85% S&P 500® Index and 15% Russell 2000® Index, which returned 44.23%. Over the same period, the S&P 500 Index returned a 42.91% while the Russell 2000 delivered a remarkable 50.80%. Furthermore, the CBOE S&P 500 PutWrite Index (PUT) compounded at an impressive 32.51% and the CBOE Russell 2000 PutWrite Index (PUTR) earned a notable 37.59%.

Over the reporting period, the Fund's S&P 500 Index putwriting contributed roughly 22 percentage points of return while Russell 2000 Index putwriting added almost 5 percentage points. During the reporting period, the Fund's S&P 500 PutWrite sleeve trailed the PUT return of 32.51% by posting a return of more than 26%. Meanwhile, weekly putwriting, as measured by the CBOE S&P 500 One-Week PutWrite (WPUT), climbed 19.23% which failed to keep pace with the monthly rolling of the PUT by –1,328 basis points. In a like manner, the Fund's Russell 2000 PutWrite sleeve's roughly 32% return captured a reasonable portion of the PUTR return of 37.59%. However, the CBOE Russell 2000 One-Week PutWrite (WPTR)'s 11.66% return underperformed the PUTR's return by a wide margin. Over the period, the Fund's collateral portfolio was also a positive contributor as its return performed in line with the ICE BofA 0-3 Month U.S. T-Bill Index, which returned 0.05%. There were no detractors over the trailing twelve months.

We continue to believe that risk (option) markets are not operating in a 'new normal'. Rather, we believe they have returned to 'normal' as implied volatility levels continue to track long-term historical averages. Over the past twelve months, the CBOE S&P 500 Volatility Index (VIX) was down –21.8 points with an average 30-day implied volatility premium of 8.1 while the CBOE Russell 2000 Volatility Index (RVX) fell –19.3 points with an average 30-day implied volatility premium of 6.8. Furthermore, forward looking volatility futures markets suggest the market believes that implied volatility levels will remain elevated well into 2022. We believe this persistence is related to investor concerns over equity markets but is also a structural result of the significant growth in the use of options for hedging and/or income generation. With rates around the world near zero, options have been used by certain investors to fill the role of income or volatility reduction that bonds have played in the past. Run by profit seeking market makers, option markets are not passive issuance markets. Hence, we believe an increase in 'balanced utilization'—meaning buying and selling—can contribute to an increase in the pricing power of market makers.

September 2021's poor equity market performance reminded us that too often we assume that investors fully appreciate the subtlety of not owning the underlying index as part of a strategy. We believe it is more important than ever for investors to consider how much a strategy relies on index performance (beta). To use a rough sailing metaphor, like a bilge pump, years of beta can be really efficient at 'bailing out' a sinking ship. What we mean is that an S&P 500 annualized return of over 15% for more than a decade can bail out strategies that might otherwise slowly sink over time. In our view, many hedging and defensive option strategies look attractive solely because the S&P 500's return has been high enough that spending returns on risk mitigation or income generation has not been too detrimental to strategy returns. If equity indexes have little or no upside and implied volatility levels remain elevated (expensive options), strategy returns may look drastically different than their recent histories. If this is the case, we believe our strategies are well suited to seek returns without an overdependence on index beta exposures.

Sincerely,

DEREK DEVENS AND RORY EWING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
U.S. Treasury Obligations	91.0%
Put Options Written	(0.7)
Short-Term Investments	9.3
Other Assets Less Liabilities	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Average Annual Total Return Ended 10/31/2021
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/16/2016	26.82%	9.58%	9.52%
Class A	09/16/2016	26.40%	9.17%	9.12%
Class C	09/16/2016	25.51%	8.37%	8.32%
Class R6	09/16/2016	27.01%	9.66%	9.62%
With Sales Charge
Class A		19.09%	7.88%	7.87%
Class C		24.51%	8.37%	8.32%
Index
42.5% CBOE S&P 500 One-Week PutWrite Index / 42.5% CBOE S&P 500 PutWrite Index / 7.5% CBOE Russell 2000 One-Week PutWrite Index / 7.5% CBOE Russell 2000 PutWrite Index[1,2]		25.50%	4.86%	5.00%
85% S&P 500® Index / 15% Russell 2000® Index[1,2]		44.23%	18.50%	17.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.74%, 1.11%, 1.89% and 0.65% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.66%, 1.02%, 1.77% and 0.56% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1  Please see "Glossary of Indices" on page 16 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from August 2012 through January 2013, Neuberger Berman Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

5  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Global Allocation Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

6  The performance information for Class C prior to the class's inception date is that of the Institutional Class of Neuberger Berman Commodity Strategy Fund. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class C.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg U.S. Aggregate Bond Index, the Bloomberg Pan-European Aggregate Bond Index, and the Bloomberg Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices. Effective August 24, 2021, the Bloomberg Barclays Global Aggregate Index changed its name to the Bloomberg Global Aggregate Index.

Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in U.S. Treasury Bills.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy, which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month U.S. Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE Russell 2000® One-Week PutWrite Index:

The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) Russell 2000 Index put option on a weekly basis. The maturity of the written Russell 2000 put option is one week to expiry. The written Russell 2000 put option is collateralized by a money market account invested in one-month U.S. Treasury bills. The index rolls on a weekly basis, typically every Friday.

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® One-Week PutWrite Index:

The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month U.S. Treasury bills. The index rolls on a weekly basis, typically every Friday.

42.5% CBOE S&P 500® One-Week PutWrite Index/42.5% CBOE S&P 500® PutWrite Index/7.5% CBOE Russell 2000® One-Week PutWrite Index/7.5% CBOE Russell 2000® PutWrite Index:

The blended index is composed of 42.5% CBOE S&P 500 One-Week PutWrite Index (described above), 42.5% CBOE S&P 500 PutWrite Index (described above), 7.5% CBOE Russell 2000 One-Week PutWrite Index (described above) and 7.5% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.

Glossary of Indices (Unaudited) (cont'd)

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (Net) (described above) and 40% Bloomberg Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective August 24, 2021, the Bloomberg Barclays Global Aggregate Index changed its name to the Bloomberg Global Aggregate Index.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
85% S&P 500® Index/15% Russell 2000® Index:	The 85% S&P 500® Index/15% Russell 2000® Index blended index is composed of 85% S&P 500® Index (described above) and 15% Russell 2000® Index (described above), and is rebalanced monthly.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2021 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During the Period(1) 5/1/21 - 10/31/21		Expense Ratio	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During the Period(2) 5/1/21 - 10/31/21		Expense Ratio
Commodity Strategy Fund
Institutional Class	$1,000.00	$1,114.30	$3.94	(3)	0.74%	$1,000.00	$1,021.48	$3.77	(3)	0.74%
Class A	$1,000.00	$1,110.50	$5.85	(3)	1.10%	$1,000.00	$1,019.66	$5.60	(3)	1.10%
Class C	$1,000.00	$1,107.60	$9.88	(3)	1.86%	$1,000.00	$1,015.83	$9.45	(3)	1.86%
Global Allocation Fund
Institutional Class	$1,000.00	$1,059.60	$4.00		0.77%	$1,000.00	$1,021.32	$3.92		0.77%
Class A	$1,000.00	$1,057.80	$5.86		1.13%	$1,000.00	$1,019.51	$5.75		1.13%
Class C	$1,000.00	$1,053.20	$9.73		1.88%	$1,000.00	$1,015.73	$9.55		1.88%
Class R6	$1,000.00	$1,059.60	$3.48		0.67%	$1,000.00	$1,021.83	$3.41		0.67%
Long Short Fund
Institutional Class	$1,000.00	$1,052.60	$8.12		1.57%	$1,000.00	$1,017.29	$7.98		1.57%
Class A	$1,000.00	$1,050.80	$9.98		1.93%	$1,000.00	$1,015.48	$9.80		1.93%
Class C	$1,000.00	$1,046.50	$13.82		2.68%	$1,000.00	$1,011.70	$13.59		2.68%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,073.00	$3.40		0.65%	$1,000.00	$1,021.93	$3.31		0.65%
Class A	$1,000.00	$1,070.70	$5.27		1.01%	$1,000.00	$1,020.11	$5.14		1.01%
Class C	$1,000.00	$1,067.00	$9.17		1.76%	$1,000.00	$1,016.33	$8.94		1.76%
Class R6	$1,000.00	$1,073.20	$2.87		0.55%	$1,000.00	$1,022.43	$2.80		0.55%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Included the expenses of the Fund's subsidiary (See Note A of the Notes to Financial Statements).

Legend October 31, 2021 (Unaudited)

Neuberger Berman Alternative Funds

Benchmarks:

LIBOR  = London Interbank Offered Rate

SOFR  = Secured Overnight Financing Rate

OBFR  =  United States Overnight Bank Funding Rate

Currency Abbreviations:

KRW  = South Korean Won

USD  = United States Dollar

Non-Deliverable Forward Contracts:

KRW  = South Korean Won

Counterparties:

GSI  = Goldman Sachs International

JPM  = JPMorgan Chase Bank N.A.

SSB  = State Street Bank and Trust Company

Index Periods/Payment Frequencies:

1D  = 1 Day

1M  = 1 Month

3M  = 3 Months

6M  = 6 Months

T  = Termination

Other Abbreviations:

PIPE  = Private Investment in Public Entity

Consolidated Schedule of Investments Commodity Strategy Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 15.5%
	U.S. Treasury Bills
$12,000,000	0.02%, due 11/18/2021	$11,999,717	(a)
15,015,000	0.05%, due 2/3/2022	15,012,795	(a)
	Total U.S. Treasury Obligations (Cost $27,012,943)	27,012,512
Asset-Backed Securities 18.0%
1,000,000	American Express Credit Account Master Trust, Ser. 2017-5, Class A, (1M USD LIBOR + 0.38%), 0.47%, due 2/18/2025	1,002,373	(b)
1,429,192	BMW Vehicle Lease Trust, Ser. 2021-1, Class A2, 0.20%, due 3/27/2023	1,429,196
1,347,000	Capital One Prime Auto Receivables Trust, Ser. 2021-1, Class A2, 0.32%, due 2/18/2025	1,345,980
2,000,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M USD LIBOR + 0.37%), 0.46%, due 8/8/2024	2,005,146	(b)
834,000	CNH Equipment Trust, Ser. 2021-C, Class A2, 0.33%, due 1/15/2025	833,317
570,000	DLLMT LLC, Ser. 2021-1A, Class A2, 0.60%, due 3/20/2024	569,865	(c)(d)
	Ford Credit Auto Lease Trust
90,895	Ser. 2020-B, Class A2A, 0.50%, due 12/15/2022	90,914
897,831	Ser. 2021-A, Class A2, 0.19%, due 7/15/2023	897,691
52,977	Ford Credit Auto Owner Trust, Ser. 2020-B, Class A2, 0.50%, due 2/15/2023	52,989
	GM Financial Consumer Automobile Receivables Trust
331,808	Ser. 2020-3, Class A2, 0.35%, due 7/17/2023	331,893
540,856	Ser. 2021-1, Class A2, 0.23%, due 11/16/2023	540,914
2,125,000	Ser. 2021-4, Class A2, 0.28%, due 11/18/2024	2,122,625
1,000,000	Golden Credit Card Trust, Ser. 2017-4A, Class A, (1M USD LIBOR + 0.52%), 0.61%, due 7/15/2024	1,003,942	(b)(d)
	Hyundai Auto Lease Securitization Trust
546,748	Ser. 2020-B, Class A2, 0.36%, due 1/17/2023	546,982	(d)
1,690,000	Ser. 2021-B, Class A2, 0.19%, due 10/16/2023	1,688,411	(d)
	Mercedes-Benz Auto Lease Trust
408,238	Ser. 2020-B, Class A2, 0.31%, due 2/15/2023	408,385
1,257,984	Ser. 2021-A, Class A2, 0.18%, due 3/15/2023	1,257,976
920,000	MMAF Equipment Finance LLC, Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	919,562	(d)
	Navient Student Loan Trust
321,131	Ser. 2017-4A, Class A2, (1M USD LIBOR + 0.50%), 0.59%, due 9/27/2066	321,814	(b)(d)
306,654	Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.59%, due 1/25/2068	307,225	(b)(d)
468,476	Ser. 2019-4A, Class A1, (1M USD LIBOR + 0.28%), 0.37%, due 7/25/2068	468,360	(b)(d)
1,077,000	Nissan Auto Lease Trust, Ser. 2021-A, Class A2, 0.30%, due 12/15/2023	1,076,270
699,251	Santander Consumer Auto Receivables Trust, Ser. 2021-AA, Class A2, 0.23%, due 11/15/2023	699,260	(d)
1,646,965	Santander Retail Auto Lease Trust, Ser. 2021-A, Class A2, 0.32%, due 2/20/2024	1,646,386	(d)
	Tesla Auto Lease Trust
361,712	Ser. 2020-A, Class A2, 0.55%, due 5/22/2023	361,926	(d)
1,470,043	Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	1,469,639	(d)
3,760,000	Toyota Auto Receivables Owner Trust, Ser. 2021-B, Class A2, 0.14%, due 1/16/2024	3,757,883
1,200,000	Verizon Owner Trust, Ser. 2019-C, Class A1B, (1M USD LIBOR + 0.42%), 0.51%, due 4/22/2024	1,201,978	(b)
	World Omni Auto Receivables Trust
819,981	Ser. 2020-C, Class A2, 0.35%, due 12/15/2023	820,313
1,420,000	Ser. 2021-B, Class A2, 0.20%, due 7/15/2024	1,419,181
660,000	World Omni Automobile Lease Securitization Trust, Ser. 2021-A, Class A2, 0.21%, due 4/15/2024	659,214
	Total Asset-Backed Securities (Cost $31,238,592)	31,257,610
Corporate Bonds 47.3%
Agriculture 0.7%
1,170,000	BAT Capital Corp., (3M USD LIBOR + 0.88%), 1.00%, due 8/15/2022	1,175,809	(b)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Auto Manufacturers 2.2%
$2,835,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 1.02%, due 2/15/2022	$2,841,606	(b)(d)
1,000,000	Volkswagen Group of America Finance LLC, (3M USD LIBOR + 0.94%), 1.06%, due 11/12/2021	1,000,240	(b)(d)
		3,841,846
Banks 17.9%
	Bank of America Corp.
690,000	(3M USD LIBOR + 1.16%), 1.29%, due 1/20/2023	691,638	(b)
2,145,000	(3M USD LIBOR + 1.00%), 1.12%, due 4/24/2023	2,154,225	(b)
775,000	(3M USD LIBOR + 0.79%), 0.91%, due 3/5/2024	781,034	(b)
1,991,000	Bank of New York Mellon Corp., Ser. J, (SOFR + 0.20%), 0.25%, due 10/25/2024	1,989,028	(b)
1,475,000	BB&T Corp., (3M USD LIBOR + 0.65%), 0.78%, due 4/1/2022	1,477,930	(b)
2,888,000	Citigroup, Inc., (3M USD LIBOR + 1.10%), 1.22%, due 5/17/2024	2,925,399	(b)
3,527,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 1.60%), 1.72%, due 11/29/2023	3,619,336	(b)
2,500,000	JPMorgan Chase & Co., (3M USD LIBOR + 0.90%), 1.02%, due 4/25/2023	2,510,335	(b)
3,655,000	Morgan Stanley, (SOFR + 0.70%), 0.75%, due 1/20/2023	3,661,138	(b)
	Royal Bank of Canada
2,035,000	(3M USD LIBOR + 0.47%), 0.60%, due 4/29/2022	2,039,597	(b)
270,000	(3M USD LIBOR + 0.36%), 0.48%, due 1/17/2023	270,818	(b)
2,005,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.53%, due 1/27/2023	2,012,601	(b)
945,000	Truist Bank, (SOFR + 0.20%), 0.25%, due 1/17/2024	944,964	(b)
2,185,000	U.S. Bank N.A., (3M USD LIBOR + 0.40%), 0.52%, due 12/9/2022	2,193,451	(b)
3,275,000	Wells Fargo & Co., (3M USD LIBOR + 1.23%), 1.36%, due 10/31/2023	3,311,321	(b)
640,000	Westpac Banking Corp., (3M USD LIBOR + 0.39%), 0.51%, due 1/13/2023	642,617	(b)
		31,225,432
Biotechnology 0.4%
765,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.65%, due 9/29/2023	765,032	(b)
Diversified Financial Services 3.2%
2,705,000	American Express Co., (3M USD LIBOR + 0.61%), 0.74%, due 8/1/2022	2,715,923	(b)
2,820,000	Capital One Financial Corp., (3M USD LIBOR + 0.95%), 1.07%, due 3/9/2022	2,826,316	(b)
		5,542,239
Electric 6.9%
1,285,000	Dominion Energy, Inc., Ser. D, (3M USD LIBOR + 0.53%), 0.65%, due 9/15/2023	1,285,326	(b)
1,185,000	Duke Energy Corp., (SOFR + 0.25%), 0.30%, due 6/10/2023	1,185,188	(b)
980,000	Duke Energy Florida LLC, Ser. A, (3M USD LIBOR + 0.25%), 0.37%, due 11/26/2021	980,188	(b)
1,575,000	Florida Power & Light Co., (SOFR + 0.25%), 0.30%, due 5/10/2023	1,574,764	(b)
2,220,000	National Rural Utilities Cooperative Finance Corp., Ser. D, (SOFR + 0.33%), 0.38%, due 10/18/2024	2,221,864	(b)
1,700,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 0.45%, due 11/3/2023	1,700,969	(b)(c)
1,530,000	PPL Electric Utilities Corp., (SOFR + 0.33%), 0.38%, due 6/24/2024	1,531,041	(b)
1,515,000	Southern California Edison Co., Ser. D, (3M USD LIBOR + 0.27%), 0.39%, due 12/3/2021	1,515,216	(b)
		11,994,556
Electronics 0.3%
555,000	Honeywell Int'l, Inc., (3M USD LIBOR + 0.37%), 0.50%, due 8/8/2022	556,636	(b)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Gas 1.3%
$565,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 0.50%, due 3/9/2023	$565,109	(b)
1,045,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 0.62%, due 3/2/2023	1,044,958	(b)
585,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 0.47%, due 9/14/2023	585,098	(b)
		2,195,165
Healthcare — Products 0.9%
1,615,000	Thermo Fisher Scientific, Inc., (SOFR + 0.39%), 0.44%, due 10/18/2023	1,615,939	(b)
Insurance 1.2%
2,025,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 0.56%, due 7/12/2022	2,031,271	(b)(d)
Machinery — Construction & Mining 0.7%
1,179,000	Caterpillar Financial Services Corp., (SOFR + 0.27%), 0.32%, due 9/13/2024	1,182,065	(b)
Machinery — Diversified 2.2%
	John Deere Capital Corp.
1,523,000	(SOFR + 0.12%), 0.17%, due 7/10/2023	1,523,517	(b)
1,000,000	(SOFR + 0.20%), 0.25%, due 10/11/2024	1,002,380	(b)
1,350,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.58%, due 4/5/2023	1,350,100	(b)
		3,875,997
Media 1.4%
1,125,000	Comcast Corp., (3M USD LIBOR + 0.63%), 0.75%, due 4/15/2024	1,135,766	(b)
1,255,000	Walt Disney Co., (3M USD LIBOR + 0.39%), 0.51%, due 3/4/2022	1,256,769	(b)
		2,392,535
Miscellaneous Manufacturer 1.6%
	General Electric Capital Corp.
2,255,000	(3M USD LIBOR + 1.00%), 1.12%, due 3/15/2023	2,281,911	(b)
580,000	(3M USD LIBOR + 1.00%), 1.12%, due 4/15/2023	585,032	(b)
		2,866,943
Oil & Gas 0.1%
120,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 0.77%, due 9/19/2022	120,522	(b)
Pharmaceuticals 3.4%
2,275,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.78%, due 11/21/2022	2,287,216	(b)
1,855,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 0.74%, due 6/10/2022	1,859,808	(b)
1,810,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 0.50%, due 5/16/2022	1,814,550	(b)
		5,961,574
Semiconductor 1.1%
1,872,000	Analog Devices, Inc., (SOFR + 0.25%), 0.30%, due 10/1/2024	1,873,902	(b)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecommunications 1.8%
	AT&T, Inc.
$455,000	(3M USD LIBOR + 0.89%), 1.01%, due 2/15/2023	$459,090	(b)
2,684,000	(SOFR + 0.64%), 0.69%, due 3/25/2024	2,686,529	(b)
		3,145,619
	Total Corporate Bonds (Cost $82,278,431)	82,363,082
NUMBER OF SHARES
Short-Term Investments 21.1%
Investment Companies 21.1%
36,823,618	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(e) (Cost $36,823,618)	36,823,618	(f)
	Total Investments 101.9% (Cost $177,353,584)	177,456,822
	Liabilities Less Other Assets (1.9)%	(3,348,533	)(g)
	Net Assets 100.0%	$174,108,289

(a)  Rate shown was the discount rate at the date of purchase.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(c)  When-issued security. Total value of all such securities at October 31, 2021 amounted to $2,270,834, which represents 1.3% of net assets of the Fund.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $15,876,489, which represents 9.1% of net assets of the Fund.

(e)  Represents 7-day effective yield as of October 31, 2021.

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or futures with a total value of $36,823,618.

(g)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$127,786,166	73.4%
Canada	5,326,958	3.1%
Germany	3,841,846	2.2%
United Kingdom	3,035,617	1.7%
Australia	642,617	0.4%
Short-Term Investments and Other Liabilities—Net	33,475,085	19.2%
	$174,108,289	100.0%

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
11/2021	4	Bitcoin	$1,260,200	$(23,445)
12/2021	160	Lead	9,624,000	384,536
12/2021	57	Nickel	6,664,212	227,333
12/2021	6	Palladium	1,188,180	67,500
12/2021	88	Primary Aluminum	5,981,250	380,329
12/2021	119	Zinc	10,151,444	1,388,959
1/2022	27	Cattle Feeder	2,107,688	(35,775)
1/2022	152	Platinum	7,757,320	301,210
3/2022	148	Brent Crude Oil	12,051,640	374,440
3/2022	95	Cocoa	2,451,000	(165,300)
3/2022	20	Coffee 'C'	1,549,875	76,875
3/2022	68	Copper	7,378,000	351,900
3/2022	401	Corn	11,553,813	706,763
3/2022	100	Cotton No. 2	5,561,000	152,500
3/2022	163	Hard Red Winter Wheat	6,430,350	295,438
3/2022	320	Lead	18,940,000	1,558,000
3/2022	110	Low Sulphur Gasoil	7,606,500	93,500
3/2022	127	Natural Gas	6,534,150	(370,840)
3/2022	133	New York Harbor ULSD	13,449,971	146,912
3/2022	96	Nickel	11,177,856	418,176
3/2022	158	Primary Aluminum	10,725,238	(628,545)

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2022	117	RBOB Gasoline	$11,272,225	$255,528
3/2022	48	Silver	5,758,080	298,290
3/2022	80	Soybean	5,036,000	(9,000)
3/2022	187	Soybean Meal	6,197,180	59,840
3/2022	65	Soybean Oil	2,357,160	24,960
3/2022	106	Sugar 11	2,287,734	(59,360)
3/2022	166	Wheat	6,515,500	215,800
3/2022	119	WTI Crude Oil	9,336,740	355,810
3/2022	228	Zinc	19,095,000	1,738,500
4/2022	88	Gold 100 Oz.	15,730,880	162,369
4/2022	122	Lean Hogs	4,004,040	(244,000)
4/2022	70	Live Cattle	3,842,300	16,800
Total Long Positions			$251,576,526	$8,516,003
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	160	Lead	$(9,624,000)	$(780,336)
12/2021	57	Nickel	(6,664,212)	(45,431)
12/2021	88	Primary Aluminum	(5,981,250)	281,478
12/2021	119	Zinc	(10,151,444)	(996,377)
3/2022	160	Lead	(9,470,000)	(908,000)
3/2022	48	Nickel	(5,588,928)	(389,088)
3/2022	79	Primary Aluminum	(5,362,619)	330,813
3/2022	114	Zinc	(9,547,500)	(961,875)
Total Short Positions			$(62,389,953)	$(3,468,816)
Total Futures				$5,047,187

At October 31, 2021, the Fund had $8,050,818 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $186,631,166 for long positions and $(30,178,892) for short positions.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$27,012,512	$—	$27,012,512
Asset-Backed Securities	—	31,257,610	—	31,257,610
Corporate Bonds(a)	—	82,363,082	—	82,363,082
Short-Term Investments	—	36,823,618	—	36,823,618
Total Investments	$—	$177,456,822	$—	$177,456,822

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$10,664,559	$—	$—	$10,664,559
Liabilities	(5,617,372)	—	—	(5,617,372)
Total	$5,047,187	$—	$—	$5,047,187

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

Schedule of Investments Global Allocation Fund^ October 31, 2021

NUMBER OF SHARES		VALUE
Common Stocks 61.7%
Argentina 0.2%
13	MercadoLibre, Inc.	$19,253	*
Australia 1.6%
1,424	APA Group	8,835	(a)
477	BlueScope Steel Ltd.	7,454
1,633	Brambles Ltd.	12,389
1,226	Coles Group Ltd.	15,888
23	CSL Ltd.	5,233
1,203	Dexus	9,868	*
68	Domino's Pizza Enterprises Ltd.	6,975
2,066	Fortescue Metals Group Ltd.	21,528
58	REA Group Ltd.	7,039
883	Rio Tinto PLC	55,111
534	Sonic Healthcare Ltd.	16,204
3,472	Telstra Corp. Ltd.	10,036
		176,560
Austria 0.1%
530	Mondi PLC	13,237
477	Telekom Austria AG	4,125	*
		17,362
Belgium 0.1%
83	Solvay SA	9,863
Brazil 0.1%
194	Yara Int'l ASA	10,123
Canada 1.9%
513	Bank of Nova Scotia	33,633
1,524	Enbridge, Inc.	63,837
221	Gildan Activewear, Inc.	8,118
346	Great-West Lifeco, Inc.	10,179
321	Hydro One Ltd.	7,670	(b)
277	Metro, Inc.	13,937
518	Power Corp. of Canada	17,253
573	Sun Life Financial, Inc.	32,655
103	TELUS Corp.	2,363
279	Toronto-Dominion Bank	20,253
		209,898
China 0.1%
1,844	BOC Hong Kong Holdings Ltd.	5,843
Denmark 0.6%
10	AP Moeller - Maersk A/S Class B	28,897
399	Novo Nordisk A/S Class B	43,670
		72,567
Finland 0.4%
158	Elisa OYJ	9,531
2,270	Nordea Bank Abp	27,770
128	Orion OYJ Class B	5,538
		42,839
NUMBER OF SHARES		VALUE
France 1.8%
94	BNP Paribas SA	$6,292
294	Bureau Veritas SA	9,333
174	Capgemini SE	40,490
184	Cie Generale des Etablissements Michelin SCA	28,864
810	Credit Agricole SA	12,210
15	Hermes Int'l	23,764
48	Kering SA	35,967
152	Publicis Groupe SA	10,181
899	Societe Generale SA	29,967
41	TotalEnergies SE	2,055
		199,123
Germany 1.9%
105	Allianz SE	24,416
174	Brenntag SE	16,542
275	Daimler AG	27,257
791	Deutsche Post AG	48,938
235	Evonik Industries AG	7,612
166	HeidelbergCement AG	12,500
144	Merck KGaA	33,992
292	SAP SE	42,302
		213,559
Hong Kong 0.4%
258	CK Asset Holdings Ltd.	1,594
300	Hong Kong Exchanges & Clearing Ltd.	18,072
1,578	Sun Hung Kai Properties Ltd.	20,922
		40,588
Israel 0.1%
1,589	Bank Leumi Le-Israel BM	15,150
Italy 0.2%
1,232	Assicurazioni Generali SpA	26,846
Japan 4.0%
500	Ajinomoto Co., Inc.	14,970
2,000	Astellas Pharma, Inc.	33,718
600	Bridgestone Corp.	26,544
2,000	Daiwa Securities Group, Inc.	11,236
343	FUJIFILM Holdings Corp.	26,506
129	Fujitsu Ltd.	22,295
51	Hoya Corp.	7,508
206	Kajima Corp.	2,536
1,353	KDDI Corp.	41,375
300	MEIJI Holdings Co. Ltd.	18,933
1,000	Mitsubishi Electric Corp.	13,429
1,288	Mitsui & Co. Ltd.	29,475
200	Mitsui Chemicals, Inc.	5,947
649	Mizuho Financial Group, Inc.	8,565
7	Nintendo Co. Ltd.	3,092
600	Nippon Telegraph & Telephone Corp.	16,811
200	Nippon Yusen KK	14,411
200	Nitto Denko Corp.	15,628
400	Nomura Research Institute Ltd.	16,014
1,146	ORIX Corp.	22,778

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
845	Sekisui House Ltd.	$17,568
183	Taisei Corp.	5,742
800	Takeda Pharmaceutical Co. Ltd.	22,453
1,395	Toyota Motor Corp.	24,614
300	Yamaha Motor Co. Ltd.	8,362
300	Yamato Holdings Co. Ltd.	7,375
		437,885
Netherlands 1.1%
36	Akzo Nobel NV	4,137
30	ASML Holding NV	24,293
1,834	Koninklijke Ahold Delhaize NV	59,639
1,485	Koninklijke KPN NV	4,438
254	Wolters Kluwer NV	26,614
		119,121
Norway 0.2%
822	Equinor ASA	20,798
Russia 0.1%
214	Coca-Cola HBC AG	7,418	*
Singapore 0.1%
1,180	Singapore Exchange Ltd.	8,469
Spain 0.5%
470	Endesa SA	10,836
530	Iberdrola SA	6,259
253	Naturgy Energy Group SA	6,648
636	Red Electrica Corp. SA	13,241
1,218	Repsol SA	15,567
		52,551
Sweden 0.5%
469	Husqvarna AB, B Shares	6,671
26	Industrivarden AB	857
1,887	Skandinaviska Enskilda Banken AB Class A	29,498
397	Skanska AB, B Shares	10,078
543	Svenska Handelsbanken AB, A Shares	6,218
		53,322
Switzerland 1.7%
2	Chocoladefabriken Lindt & Spruengli AG	23,569
42	Geberit AG	32,789
60	Kuehne & Nagel Int'l AG	18,892
219	Logitech Int'l SA	18,231
119	Nestle SA	15,703
179	Roche Holding AG	69,217
85	Swiss Prime Site AG	8,634
3	Swisscom AG	1,633
		188,668
NUMBER OF SHARES		VALUE
United Kingdom 1.6%
9,611	Barclays PLC	$26,602
1,118	Barratt Developments PLC	10,144
84	Diageo PLC	4,175
1,671	Direct Line Insurance Group PLC	6,687
398	Experian PLC	18,231
1,958	J Sainsbury PLC	8,023
2,595	Kingfisher PLC	11,897
541	Liberty Global PLC Class C	15,602	*
25,095	Lloyds Banking Group PLC	17,248
350	Persimmon PLC	13,033
542	RELX PLC	16,793
629	Sage Group PLC	6,119
156	Schroders PLC	7,729
350	SSE PLC	7,872
44	Unilever PLC	2,356
		172,511
United States 42.4%
95	3M Co.	16,975
408	AbbVie, Inc.	46,785
295	Accenture PLC Class A	105,843
423	Activision Blizzard, Inc.	33,074
27	Adobe, Inc.	17,560	*
385	Aflac, Inc.	20,663
338	Agilent Technologies, Inc.	53,232
292	AGNC Investment Corp.	4,649
265	Allstate Corp.	32,773
88	Alphabet, Inc. Class A	260,561	*
28	Amazon.com, Inc.	94,428	*
42	Amphenol Corp. Class A	3,224
1,549	Annaly Capital Management, Inc.	13,104
104	Anthem, Inc.	45,253
2,106	Apple, Inc.	315,479
354	Applied Materials, Inc.	48,374
23	AutoZone, Inc.	41,051	*
252	Bath & Body Works, Inc.	17,411
68	Berkshire Hathaway, Inc. Class B	19,517	*
19	BlackRock, Inc.	17,926
231	Blackstone, Inc. Class A	31,975
2	Booking Holdings, Inc.	4,842	*
586	Bristol-Myers Squibb Co.	34,222
75	Broadcom, Inc.	39,875
381	CBRE Group, Inc. Class A	39,654	*
121	Chubb Ltd.	23,641
1,010	Cisco Systems, Inc.	56,530
706	Citigroup, Inc.	48,827
985	Coca-Cola Co.	55,524
431	Cognizant Technology Solutions Corp. Class A	33,657
456	Colgate-Palmolive Co.	34,743
1,633	Comcast Corp. Class A	83,985
301	ConocoPhillips	22,421
136	Crown Holdings, Inc.	14,143

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
465	CSX Corp.	$16,819
89	Cummins, Inc.	21,346
426	CVS Health Corp.	38,033
27	Danaher Corp.	8,418
75	Deere & Co.	25,673
80	Dominion Energy, Inc.	6,074
154	Dover Corp.	26,038
174	Duke Energy Corp.	17,750
154	Eastman Chemical Co.	16,021
320	Electronic Arts, Inc.	44,880
57	Eli Lilly & Co.	14,521
506	Emerson Electric Co.	49,087
141	Etsy, Inc.	35,347	*
166	Exelon Corp.	8,829
92	Extra Space Storage, Inc.	18,158
218	Ferguson PLC	32,803
170	Garmin Ltd.	24,412
185	General Mills, Inc.	11,433
598	Gilead Sciences, Inc.	38,798
181	Goldman Sachs Group, Inc.	74,816
214	Hartford Financial Services Group, Inc.	15,607
160	Hershey Co.	28,056
269	Hilton Worldwide Holdings, Inc.	38,723	*
65	IBM Corp.	8,131
425	Intel Corp.	20,825
284	International Paper Co.	14,106
428	Interpublic Group of Cos., Inc.	15,652
78	Intuit, Inc.	48,827
326	Iron Mountain, Inc.	14,879
385	JPMorgan Chase & Co.	65,408
2,190	Kinder Morgan, Inc.	36,682
65	KLA Corp.	24,229
157	L3Harris Technologies, Inc.	36,195
56	Lam Research Corp.	31,560
311	LKQ Corp.	17,130	*
101	Lockheed Martin Corp.	33,564
65	Marsh & McLennan Cos., Inc.	10,842
7	MasterCard, Inc. Class A	2,349
574	Medtronic PLC	68,800
400	MGM Resorts Int'l	18,864
1,006	Microsoft Corp.	333,610
41	Mohawk Industries, Inc.	7,266	*
197	Morgan Stanley	20,248
207	Motorola Solutions, Inc.	51,458
312	Newmont Corp.	16,848
515	NIKE, Inc. Class B	86,154
424	ONEOK, Inc.	26,975
NUMBER OF SHARES		VALUE
445	Oracle Corp.	$42,693
96	Packaging Corp. of America	13,187
666	Procter & Gamble Co.	95,231
105	Progressive Corp.	9,962
268	Prologis, Inc.	38,849
551	Public Service Enterprise Group, Inc.	35,154
109	Public Storage	36,208
107	QUALCOMM, Inc.	14,235
156	Quest Diagnostics, Inc.	22,898
48	Reliance Steel & Aluminum Co.	7,016
162	ResMed Inc.	42,591
19	S&P Global, Inc.	9,009
139	Sealed Air Corp.	8,245
174	Sempra Energy	22,208
44	Sherwin-Williams Co.	13,931
117	Skyworks Solutions, Inc.	19,554
60	Snap-on, Inc.	12,194
81	Southern Co.	5,048
78	STERIS PLC	18,232
346	Synchrony Financial	16,072
251	T. Rowe Price Group, Inc.	54,437
330	Target Corp.	85,675
156	TE Connectivity Ltd.	22,776
93	Tesla, Inc.	103,602	*
435	Texas Instruments, Inc.	81,554
140	Thermo Fisher Scientific, Inc.	88,630
128	Tractor Supply Co.	27,798
87	Trane Technologies PLC	15,741
101	Travelers Cos., Inc.	16,249
196	Tyson Foods, Inc. Class A	15,674
231	UGI Corp.	10,028
270	Union Pacific Corp.	65,178
114	United Parcel Service, Inc. Class B	24,336
127	UnitedHealth Group, Inc.	58,480
723	Verizon Communications, Inc.	38,312
92	Visa, Inc. Class A	19,483
44	W.W. Grainger, Inc.	20,377
56	Walmart, Inc.	8,367
81	West Pharmaceutical Services, Inc.	34,820
1,455	Williams Cos., Inc.	40,871
		4,669,070
	Total Common Stocks (Cost $5,744,009)	6,789,387

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 8.4%
$35,000	U.S. Treasury Bill, 0.01%, due 12/2/2021	$34,998	(c)
	U.S. Treasury Bonds
15,000	5.00%, due 5/15/2037	21,841
15,000	3.50%, due 2/15/2039	18,744
25,000	1.13%, due 5/15/2040	21,634
215,000	1.88%, due 2/15/2041-2/15/2051	211,321
5,000	2.25%, due 5/15/2041	5,219
15,000	3.13%, due 2/15/2043-8/15/2044	18,071
110,000	3.63%, due 8/15/2043-2/15/2044	142,252
180,000	3.00%, due 11/15/2044-2/15/2048	214,735
55,000	2.88%, due 8/15/2045	64,402
25,000	2.75%, due 11/15/2047	29,078
70,200	2.38%, due 5/15/2051	77,154
25,000	2.00%, due 8/15/2051	25,355
17,606	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	24,550	(d)
	U.S. Treasury Notes
15,000	2.00%, due 11/30/2022	15,296
5,000	2.13%, due 12/31/2022	5,110
	Total U.S. Treasury Obligations (Cost $920,323)	929,760
U.S. Government Agency Securities 0.1%
10,000	Federal Home Loan Bank, 5.50%, due 7/15/2036 (Cost $12,601)	14,563
Corporate Bonds 10.8%
Belgium 0.2%
5,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 4/15/2048	6,177
15,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 2/1/2046	19,132
		25,309
Canada 0.2%
	Canadian Natural Resources Ltd.
5,000	4.95%, due 6/1/2047	6,360
10,000	2.95%, due 7/15/2030	10,306
10,000	Rogers Communications, Inc., 4.35%, due 5/1/2049	11,452
		28,118
France 0.1%
10,000	Total Capital Int'l SA, 3.13%, due 5/29/2050	10,495
Mexico 0.1%
5,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	6,051	(e)
Netherlands 0.1%
5,000	Shell Int'l Finance BV, 4.00%, due 5/10/2046	5,996

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
United Kingdom 0.6%
$10,000	AstraZeneca PLC, 2.13%, due 8/6/2050	$8,921
	BAT Capital Corp.
5,000	4.54%, due 8/15/2047	5,239
10,000	2.73%, due 3/25/2031	9,763
10,000	BP Capital PLC, 4.88%, due 3/22/2030	10,886	(f)(g)
15,000	Natwest Group PLC, 3.03%, due 11/28/2035	14,926	(g)
10,000	Vodafone Group PLC, 4.25%, due 9/17/2050	11,722
		61,457
United States 9.5%
10,000	7-Eleven, Inc., 2.50%, due 2/10/2041	9,299	(e)
	AbbVie, Inc.
10,000	4.05%, due 11/21/2039	11,489
10,000	4.45%, due 5/14/2046	12,223
5,000	Allstate Corp., 4.20%, due 12/15/2046	6,215
10,000	Altria Group, Inc., 3.88%, due 9/16/2046	9,911
10,000	American Int'l Group, Inc., 4.75%, due 4/1/2048	12,885
5,000	American Water Capital Corp., 4.15%, due 6/1/2049	6,042
10,000	Amgen, Inc., 4.40%, due 5/1/2045	12,055
10,000	Analog Devices, Inc., 2.95%, due 10/1/2051	10,400
10,000	Appalachian Power Co., Ser. Z, 3.70%, due 5/1/2050	11,049
10,000	Apple, Inc., 3.75%, due 11/13/2047	11,782
5,000	Aqua America, Inc., 4.28%, due 5/1/2049	6,071
	AT&T, Inc.
10,000	3.50%, due 6/1/2041	10,316
10,000	4.50%, due 3/9/2048	11,818
10,000	3.65%, due 6/1/2051	10,401
10,000	Baltimore Gas and Electric Co., 2.90%, due 6/15/2050	10,095
	Bank of America Corp.
10,000	4.24%, due 4/24/2038	11,709	(g)
10,000	4.08%, due 3/20/2051	12,073	(g)
5,000	2.97%, due 7/21/2052	5,040	(g)
10,000	Berkshire Hathaway Finance Corp., 4.25%, due 1/15/2049	12,445
	Boeing Co.
10,000	3.25%, due 2/1/2035	10,021
5,000	5.81%, due 5/1/2050	6,856	(h)
5,000	BP Capital Markets America, Inc., 2.77%, due 11/10/2050	4,747
5,000	Bristol-Myers Squibb Co., 4.25%, due 10/26/2049	6,286
	Broadcom, Inc.
5,000	5.00%, due 4/15/2030	5,802
5,000	4.30%, due 11/15/2032	5,567
10,000	3.75%, due 2/15/2051	10,335	(e)
5,000	Burlington Northern Santa Fe LLC, 4.38%, due 9/1/2042	6,195
10,000	Capital One Financial Corp., 2.36%, due 7/29/2032	9,654	(g)
10,000	Carrier Global Corp., 2.70%, due 2/15/2031	10,208
15,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	17,049
10,000	Cigna Corp., 4.80%, due 8/15/2038	12,290
5,000	Citigroup, Inc., 2.98%, due 11/5/2030	5,216	(g)
10,000	Coca-Cola Co., 2.50%, due 3/15/2051	9,682
	Comcast Corp.
10,000	4.65%, due 7/15/2042	12,427
10,000	4.00%, due 8/15/2047	11,609

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$5,000	Commonwealth Edison Co., 3.70%, due 3/1/2045	$5,741
10,000	Constellation Brands, Inc., 3.75%, due 5/1/2050	11,091
	Crown Castle Int'l Corp.
5,000	2.90%, due 4/1/2041	4,828
5,000	5.20%, due 2/15/2049	6,521
	CVS Health Corp.
10,000	2.70%, due 8/21/2040	9,588
10,000	5.05%, due 3/25/2048	13,147
5,000	Dell Int'l LLC/EMC Corp., 6.20%, due 7/15/2030	6,381
	Diamondback Energy, Inc.
10,000	3.50%, due 12/1/2029	10,654
5,000	4.40%, due 3/24/2051	5,762
	Discovery Communications LLC
5,000	4.65%, due 5/15/2050	5,895
5,000	4.00%, due 9/15/2055	5,309
	Duke Energy Corp.
5,000	3.75%, due 9/1/2046	5,441
5,000	3.50%, due 6/15/2051	5,273
10,000	Duke Energy Progress LLC, 2.50%, due 8/15/2050	9,291
10,000	Energy Transfer L.P., 5.00%, due 5/15/2050	11,709
10,000	Entergy Arkansas LLC, 2.65%, due 6/15/2051	9,562
10,000	Entergy Texas, Inc., 3.55%, due 9/30/2049	10,825
10,000	Enterprise Products Operating LLC, 3.20%, due 2/15/2052	9,866
5,000	Exelon Corp., 4.70%, due 4/15/2050	6,439
10,000	Exxon Mobil Corp., 4.23%, due 3/19/2040	11,957
	Fox Corp.
5,000	5.48%, due 1/25/2039	6,466
5,000	5.58%, due 1/25/2049	6,860
5,000	General Motors Co., 5.00%, due 4/1/2035	5,926
5,000	Gilead Sciences, Inc., 4.75%, due 3/1/2046	6,386
15,000	Goldman Sachs Group, Inc., 4.02%, due 10/31/2038	17,182	(g)
5,000	HCA, Inc., 5.25%, due 6/15/2049	6,483
5,000	Healthpeak Properties, Inc., 2.88%, due 1/15/2031	5,187
5,000	Home Depot, Inc., 3.35%, due 4/15/2050	5,561
5,000	Humana, Inc., 2.15%, due 2/3/2032	4,837
5,000	Intercontinental Exchange, Inc., 3.00%, due 9/15/2060	4,858
	JPMorgan Chase & Co.
10,000	5.40%, due 1/6/2042	13,621
10,000	4.03%, due 7/24/2048	11,868	(g)
5,000	3.33%, due 4/22/2052	5,397	(g)
10,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	12,860
5,000	Lockheed Martin Corp., 2.80%, due 6/15/2050	5,079
5,000	Lowe's Cos., Inc., 3.00%, due 10/15/2050	5,007
5,000	LYB Int'l Finance BV, 4.88%, due 3/15/2044	6,190
5,000	LYB Int'l Finance III LLC, 4.20%, due 5/1/2050	5,853
5,000	Magellan Midstream Partners L.P., 3.95%, due 3/1/2050	5,392
5,000	Masco Corp., 4.50%, due 5/15/2047	6,087
10,000	McDonald's Corp., 3.63%, due 9/1/2049	11,174
5,000	MetLife, Inc., 4.88%, due 11/13/2043	6,537
10,000	Micron Technology, Inc., 3.48%, due 11/1/2051	9,998	(i)
10,000	Microsoft Corp., 2.68%, due 6/1/2060	9,944
5,000	MidAmerican Energy Co., 4.25%, due 5/1/2046	6,178
	Morgan Stanley
5,000	4.30%, due 1/27/2045	6,177
10,000	4.38%, due 1/22/2047	12,620

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$5,000	MPLX L.P., 5.50%, due 2/15/2049	$6,451
5,000	Nasdaq, Inc., 2.50%, due 12/21/2040	4,639
10,000	Nevada Power Co., Ser. EE, 3.13%, due 8/1/2050	10,417
5,000	Norfolk Southern Corp., 3.94%, due 11/1/2047	5,868
	Oracle Corp.
10,000	4.00%, due 7/15/2046	10,802
5,000	3.60%, due 4/1/2050	5,105
5,000	3.95%, due 3/25/2051	5,425
	Pacific Gas and Electric Co.
5,000	4.30%, due 3/15/2045	5,060
10,000	3.50%, due 8/1/2050	9,505
10,000	Pacific LifeCorp., 3.35%, due 9/15/2050	10,767	(e)
10,000	Pepsico, Inc., 2.75%, due 10/21/2051	10,310
10,000	Pfizer, Inc., 2.70%, due 5/28/2050	10,144
5,000	Public Service Co. of Colorado, 4.05%, due 9/15/2049	6,150
5,000	Raytheon Technologies Corp., 4.35%, due 4/15/2047	6,183
10,000	Royalty Pharma PLC, 2.20%, due 9/2/2030	9,678
10,000	salesforce.com, Inc., 2.70%, due 7/15/2041	10,050
	Southern California Edison Co.
5,000	Ser. B, 4.88%, due 3/1/2049	6,289
10,000	Ser. 20A, 2.95%, due 2/1/2051	9,528
10,000	Southwestern Public Service Co., 3.15%, due 5/1/2050	10,567
10,000	Starbucks Corp., 3.50%, due 11/15/2050	10,847
5,000	Sysco Corp., 6.60%, due 4/1/2050	8,031	(h)
	T-Mobile USA, Inc.
10,000	4.38%, due 4/15/2040	11,424
10,000	4.50%, due 4/15/2050	11,820
5,000	Union Pacific Corp., 3.80%, due 10/1/2051	5,935
5,000	United Technologies Corp., 4.50%, due 6/1/2042	6,156
5,000	UnitedHealth Group, Inc., 4.20%, due 1/15/2047	6,172
10,000	Upjohn, Inc., 3.85%, due 6/22/2040	10,710	(e)
	Verizon Communications, Inc.
5,000	3.40%, due 3/22/2041	5,245
10,000	4.13%, due 8/15/2046	11,700
10,000	3.70%, due 3/22/2061	10,869
10,000	ViacomCBS, Inc., 4.20%, due 5/19/2032	11,382
5,000	Virginia Electric and Power Co., 2.45%, due 12/15/2050	4,678
5,000	Visa, Inc., 4.30%, due 12/14/2045	6,406
15,000	Walmart, Inc., 2.50%, due 9/22/2041	15,087
10,000	Walt Disney Co., 4.70%, due 3/23/2050	13,396
	Wells Fargo & Co.
10,000	3.07%, due 4/30/2041	10,264	(g)
10,000	5.01%, due 4/4/2051	13,812	(g)
		1,049,142
	Total Corporate Bonds (Cost $1,170,662)	1,186,568

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Exchange-Traded Funds 16.1%
32,263	iShares Core Int'l Aggregate Bond ETF (Cost $1,781,286)	$1,770,271
Short-Term Investments 2.4%
Investment Companies 2.4%
260,899	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(j) (Cost $260,899)	260,899	(k)
	Total Investments 99.5% (Cost $9,889,780)	10,951,448
	Other Assets Less Liabilities 0.5%	58,357	(l)
	Net Assets 100.0%	$11,009,805

*  Non-income producing security.

(a)  Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2021 amounted to $7,670, which represents 0.1% of net assets of the Fund.

(c)  Rate shown was the discount rate at the date of purchase.

(d)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $47,162, which represents 0.4% of net assets of the Fund.

(f)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(g)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)  Step Security. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The rate shown was the current rate as of October 31, 2021.

(i)  When-issued security. Total value of all such securities at October 31, 2021, amounted to $9,998, which represents 0.1% of net assets of the Fund.

(j)  Represents 7-day effective yield as of October 31, 2021.

(k)  All or a portion of this security is segregated in connection with obligations for when-issued securities, swaps, futures and/or forward foreign currency contracts with a total value of $260,899.

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Exchange-Traded Funds*	$1,770,271	16.1%
U.S. Treasury Obligations	929,760	8.4%
Software	532,437	4.8%
Banks	493,389	4.5%
Technology Hardware, Storage & Peripherals	360,216	3.3%
Pharmaceuticals	352,129	3.2%
Semiconductors & Semiconductor Equipment	304,499	2.8%
Insurance	296,622	2.7%
Interactive Media & Services	267,600	2.4%
Capital Markets	253,917	2.3%
IT Services	248,262	2.2%
Oil, Gas & Consumable Fuels	229,206	2.1%
Media	200,211	1.8%
Health Care Providers & Services	180,868	1.6%
Life Sciences Tools & Services	176,682	1.6%
Automobiles	163,835	1.5%
Textiles, Apparel & Luxury Goods	154,003	1.4%
Internet & Direct Marketing Retail	149,028	1.4%
Health Care Equipment & Supplies	145,549	1.3%
Electric	142,088	1.3%
Household Products	129,974	1.2%
Food Products	128,338	1.2%
Beverages	123,509	1.1%
Biotechnology	118,935	1.1%
Equity Real Estate Investment Trusts	117,962	1.1%
Communications Equipment	107,988	1.0%
Metals & Mining	107,957	1.0%
Telecommunications	106,767	1.0%
Food & Staples Retailing	105,854	1.0%
Aerospace & Defense	104,054	0.9%
Diversified Telecommunication Services	102,851	0.9%
Trading Companies & Distributors	99,197	0.9%
Specialty Retail	98,157	0.9%
Chemicals	95,305	0.9%
Multiline Retail	85,675	0.8%
Machinery	85,251	0.8%
Road & Rail	81,997	0.7%
Entertainment	81,046	0.7%
Air Freight & Logistics	80,649	0.7%
Household Durables	79,094	0.7%
Electric Utilities	77,505	0.7%
Oil & Gas	77,163	0.7%
Professional Services	70,971	0.6%
Real Estate Management & Development	70,804	0.6%
Hotels, Restaurants & Leisure	69,404	0.6%
Diversified Financial Services	68,709	0.6%
Multi-Utilities	63,436	0.6%
Electrical Equipment	62,516	0.6%
Marine	62,200	0.6%
Retail	56,975	0.5%
Auto Components	55,408	0.5%
Containers & Packaging	49,681	0.5%
Building Products	48,530	0.4%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Industry	Investments at Value	Percentage of Net Assets
Pipelines	$46,278	0.4%
Semiconductors	42,102	0.4%
Wireless Telecommunication Services	41,375	0.4%
Electronic Equipment, Instruments & Components	26,000	0.2%
Gas Utilities	25,511	0.2%
Agriculture	24,913	0.2%
Construction & Engineering	18,356	0.2%
Computers	18,163	0.2%
Transportation	17,998	0.2%
Mortgage Real Estate Investment Trusts	17,753	0.2%
Healthcare—Services	17,492	0.2%
Distributors	17,130	0.2%
Industrial Conglomerates	16,975	0.2%
Real Estate Investment Trusts	16,536	0.2%
Building Materials	16,295	0.1%
Consumer Finance	16,072	0.1%
U.S. Government Agency Securities	14,563	0.1%
Food	14,082	0.1%
Paper & Forest Products	13,237	0.1%
Construction Materials	12,500	0.1%
Commercial Services & Supplies	12,389	0.1%
Water	12,113	0.1%
Auto Manufacturers	5,926	0.1%
Personal Products	2,356	0.0	%(a)
Short-Term Investments and Other Assets—Net	319,256	2.9%
	$11,009,805	100.0%

(a)  Represents less than 0.05% of net assets of the Fund.

*  Each position is an Investment Company registered under the 1940 Act, as amended, and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	2	Canadian Bankers Acceptance, 90 Day	$396,089	$91
12/2022	2	Euribor Interest Rate, 3 Months	578,983	(29)
12/2022	2	Euro, 90 day	495,650	(600)
12/2022	2	Pound Sterling, 90 Day	337,331	(8)
12/2023	2	Euribor Interest Rate, 3 Months	577,046	(1,474)
Total Long Positions			$2,385,099	$(2,020)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	2	Euro-Bund	$(388,693)	$5,872
12/2021	1	Euro-Buxl Bond, 30 Year	(241,581)	(69)
12/2021	4	U.S. Treasury Ultra Bond	(785,625)	(1,811)
Total Short Positions			$(1,415,899)	$3,992
Total Futures				$1,972

At October 31, 2021, the Fund has $86,553 deposited in a segregated account to cover margin requirements on open futures.

For the year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $1,198,015 for long positions and $(1,287,527) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At October 31, 2021, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
98,301,000	KRW	84,000	USD	GSI	2/25/2022	$(513)
82,538	USD	98,319,061	KRW	GSI	2/25/2022	(965)
Total unrealized depreciation						$(1,478)

For the year ended October 31, 2021, the average notional value for the months where the Fund had forward FX contracts outstanding was $10,960,449.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Total return basket swap contracts ("total return basket swaps")

At October 31, 2021, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps — Long(b)

Counterparty	Reference Entity	Effective Variable Rate(d)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBNBRO	0.54%	0.45%	1M USD LIBOR	T/1M	2/20/2022	$2,194

(a)  The following table represents required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBRO
Kohl's Corp.	13	$2,202	$90	4.1%
Simon Property Group Inc.	4	2,074	85	3.8%
Wells Fargo & Co.	12	2,052	84	3.8%
Nordstrom Inc.	21	2,038	83	3.8%
CBRE Group Inc.	5	1,964	80	3.6%
Kimco Realty Corp.	24	1,881	77	3.5%
Textron Inc.	7	1,867	76	3.5%
Zions Bancorp NA	9	1,855	76	3.4%
Regency Centers Corp.	7	1,720	70	3.2%
General Electric Co.	5	1,649	67	3.1%
PVH Corp.	4	1,613	66	3.0%
Ralph Lauren Corp.	4	1,560	64	2.9%
Essex Property Trust Inc.	1	1,544	63	2.9%
UDR Inc.	8	1,543	63	2.9%
Equity Residential	5	1,528	63	2.8%
Prudential Financial Inc.	4	1,523	62	2.8%
Marriott International Inc./MD	3	1,501	61	2.8%
Huntington Bancshares Inc./OH	28	1,493	61	2.8%
Federal Realty Investment Trust	4	1,484	61	2.8%
Norwegian Cruise Line Holdings Ltd.	16	1,456	60	2.7%
Carnival Corp.	19	1,443	59	2.7%
Loews Corp.	7	1,439	59	2.7%
US Bancorp.	7	1,414	58	2.6%
American Airlines Group Inc.	21	1,413	58	2.6%
Host Hotels & Resorts Inc.	24	1,409	58	2.6%
Boston Properties Inc.	3	1,342	55	2.5%
SL Green Realty Corp.	5	1,320	54	2.4%
Raytheon Technologies Corp.	4	1,320	54	2.4%
Royal Caribbean Cruises Ltd.	5	1,316	54	2.4%
United Airlines Holdings Inc.	8	1,239	51	2.3%
Alaska Air Group Inc.	7	1,229	50	2.3%
Vornado Realty Trust	8	1,149	47	2.1%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBRO (cont'd)
Delta Air Lines Inc.	9	$1,140	$47	2.1%
Boeing Co./The	2	1,135	46	2.1%
Southwest Airlines Co.	7	1,093	45	2.0%
		$53,948	$2,207
Accrued Net Interest Receivable/(Payable)			(13)
Total Return Basket Swaps — Long, at value			$2,194

Over-the-counter total return basket swaps — Short(c)

Counterparty	Reference Entity	Effective Variable Rate(d)	Spread	Reference Rate		Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBNBST	0.09%	—%	1	M USD LIBOR	1M/T	2/22/2022	$757

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBST
Spotify Technology SA	(2)	$(1,436)	$21	2.8%
salesforce.com Inc.	(2)	(1,417)	20	2.7%
Netflix Inc.	(1)	(1,416)	20	2.7%
Take-Two Interactive Software Inc.	(3)	(1,413)	20	2.7%
Advanced Micro Devices Inc.	(5)	(1,406)	20	2.7%
Fastly Inc.	(11)	(1,406)	20	2.7%
STERIS PLC	(2)	(1,342)	19	2.6%
NetEase Inc.	(6)	(1,342)	19	2.6%
Teladoc Health Inc.	(4)	(1,325)	19	2.6%
Target Corp.	(2)	(1,317)	19	2.6%
Costco Wholesale Corp.	(1)	(1,314)	19	2.5%
General Mills Inc.	(9)	(1,297)	19	2.5%
CVS Health Corp.	(6)	(1,288)	18	2.5%
RingCentral Inc.	(2)	(1,281)	18	2.5%
Keurig Dr Pepper Inc.	(14)	(1,273)	18	2.5%
Walmart Inc.	(3)	(1,258)	18	2.4%
Constellation Brands Inc.	(2)	(1,241)	18	2.4%
Dollar General Corp.	(2)	(1,230)	18	2.4%
DocuSign Inc.	(2)	(1,227)	18	2.4%
Shopify Inc.	—	(1,224)	18	2.4%
Activision Blizzard Inc.	(6)	(1,213)	17	2.4%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBST (cont'd)
Kellogg Co.	(8)	$(1,210)	$17	2.3%
Electronic Arts Inc.	(4)	(1,208)	17	2.3%
Verizon Communications Inc.	(9)	(1,200)	17	2.3%
Conagra Brands Inc.	(15)	(1,191)	17	2.3%
Clorox Co./The	(3)	(1,191)	17	2.3%
Amazon.com Inc.	—	(1,187)	17	2.3%
Peloton Interactive Inc.	(5)	(1,166)	17	2.3%
Domino's Pizza Inc.	(1)	(1,166)	17	2.3%
Zoom Video Communications Inc.	(2)	(1,159)	17	2.2%
Akamai Technologies Inc.	(5)	(1,157)	17	2.2%
Campbell Soup Co.	(12)	(1,150)	17	2.2%
Intel Corp.	(10)	(1,139)	16	2.2%
AT&T Inc.	(18)	(1,135)	16	2.2%
Roku Inc.	(2)	(1,126)	16	2.2%
Citrix Systems Inc.	(5)	(1,102)	16	2.1%
Zynga Inc.	(60)	(1,078)	16	2.1%
Kroger Co./The	(11)	(1,073)	16	2.1%
Twitter Inc.	(8)	(1,068)	15	2.1%
Charter Communications Inc.	(1)	(1,053)	15	2.0%
BJ's Wholesale Club Holdings Inc.	(7)	(976)	14	1.9%
Altice USA Inc.	(18)	(723)	10	1.4%
Interactive Brokers Group Inc.	(3)	(547)	8	1.1%
		$(51,671)	$741
Accrued Net Interest Receivable/(Payable)			16
Total Return Basket Swaps — Short, at value			$757

(b)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity. The receipts may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The receipts may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(d)  Effective rate at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	Vaneck Semiconductor ETF	USD	29,827	1/12/2022	0.09%	—%	1M USD LIBOR	T/1M	$1,446	$(1)	$1,445

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2021.

For the year ended October 31, 2021, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $206,556 for long positions and $(158,354) for short positions.

Purchased option contracts ("options purchased")

At October 31, 2021, the Fund did not have any open positions in options purchased.

Written option contracts ("options written")

At October 31, 2021, the Fund did not have any open positions in options written.

For the year ended October 31, 2021, the average market value for the months where the Fund had options purchased and options written outstanding was $4,000 and $(13,592), respectively.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)(c)	Total
Investments:
Common Stocks(a)	$6,175,153	$614,234	$—	$6,789,387
U.S. Treasury Obligations	—	929,760	—	929,760
U.S. Government Agency Securities	—	14,563	—	14,563
Corporate Bonds(a)	—	1,186,568	—	1,186,568
Exchange-Traded Funds	1,770,271	—	—	1,770,271
Short-Term Investments	—	260,899	—	260,899
Total Investments	$7,945,424	$3,006,024	$—	$10,951,448

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1,000.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^ (cont'd)

(c)  At the beginning of the year, certain options purchased were valued in accordance with procedures approved by the Board of Trustees. The Fund held no Level 3 investments in options purchased at October 31, 2021.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$5,963	$—	$—	$5,963
Liabilities	(3,991)	—	—	(3,991)
Forward FX Contracts(a)
Liabilities	—	(1,478)	—	(1,478)
Swaps
Assets	—	4,396	—	4,396
Total	$1,972	$2,918	$—	$4,890

(a)  Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2021
Other Financial Instruments
Options Written(c)	$(14)	$—	$10	$4	$—	$—	$—	$—	$—	$—
Total	$(14)	$—	$10	$4	$—	$—	$—	$—	$—	$—

(c)  At the beginning of the year, these investments were valued in accordance with procedures approved by the Board of Trustees. The Fund held no Level 3 derivative instruments at October 31, 2021.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ October 31, 2021

NUMBER OF SHARES		VALUE
Long Positions 98.4%
Common Stocks 85.6%
Air Freight & Logistics 0.6%
137,200	FedEx Corp.	$32,314,716
Banks 2.2%
596,188	Citigroup, Inc.	41,232,362
447,499	JPMorgan Chase & Co.	76,025,605
		117,257,967
Beverages 2.0%
2,944,519	Keurig Dr Pepper, Inc.	106,267,691
Capital Markets 5.7%
1,400,691	Apollo Global Management, Inc.	107,783,172	(a)
23,758	BlackRock, Inc.	22,414,723	(b)
195,475	Blackstone, Inc. Class A	27,057,650
909,091	Brookfield Asset Management, Inc. Class A	54,900,005
298,500	CME Group, Inc.	65,834,175	(b)
4,575,378	Petershill Partners PLC	18,791,172	*(c)
125,000	Tradeweb Markets, Inc. Class A	11,137,500
		307,918,397
Chemicals 2.8%
219,100	Air Products & Chemicals, Inc.	65,688,371
886,073	Ashland Global Holdings, Inc.	85,071,869
		150,760,240
Commercial Services & Supplies 2.6%
9,987	LegalZoom.com, Inc.	280,036	*
2,158,660	LegalZoom.com, Inc.	58,996,178	*(d)(q)
502,185	Waste Management, Inc.	80,465,102
		139,741,316
Containers & Packaging 0.4%
106,845	Avery Dennison Corp.	23,262,293
Diversified Consumer Services 0.1%
125,000	European Wax Center, Inc. Class A	3,985,000	*
Diversified Financial Services 0.8%
992,290	Equitable Holdings, Inc.	33,241,715
1,800,000	Sunlight Financial Holdings, Inc.	10,638,000
		43,879,715
Diversified Telecommunication Services 0.3%
472,631	Frontier Communications Parent, Inc.	14,632,656	*
Electric Utilities 2.1%
1,320,002	NextEra Energy, Inc.	112,635,771
Electrical Equipment 0.8%
1,210,310	nVent Electric PLC	42,905,490
NUMBER OF SHARES		VALUE
Electronic Equipment, Instruments & Components 2.5%
357,800	Amphenol Corp. Class A	$27,468,306
241,389	CDW Corp.	45,055,257
415,729	TE Connectivity Ltd.	60,696,434
		133,219,997
Entertainment 1.9%
860,665	Activision Blizzard, Inc.	67,295,396	(b)
122,100	Spotify Technology SA	35,335,740	*
		102,631,136
Equity Real Estate Investment Trusts 0.6%
99,815	SBA Communications Corp.	34,469,114
Food & Staples Retailing 1.1%
40,100	Costco Wholesale Corp.	19,710,754
282,736	Walmart, Inc.	42,246,413
		61,957,167
Food Products 2.0%
795,755	Lamb Weston Holdings, Inc.	44,920,370
611,324	Mondelez International, Inc. Class A	37,131,820
352,297	Utz Brands, Inc.	5,492,310
1,000,000	Whole Earth Brands, Inc.	12,130,000
576,200	Whole Earth Brands, Inc.	6,989,306	*
		106,663,806
Health Care Equipment & Supplies 1.6%
110,475	Becton, Dickinson & Co.	26,468,705
512,282	Medtronic PLC	61,402,121
		87,870,826
Health Care Providers & Services 2.5%
125,257	Humana, Inc.	58,014,032
173,200	UnitedHealth Group, Inc.	79,753,404
		137,767,436
Holding Companies — Diversified 0.2%
1,082,400	Independence Holdings Corp.	10,818,588	*(a)
Hotels, Restaurants & Leisure 3.7%
356,267	Expedia Group, Inc.	58,573,858	*
227,390	First Watch Restaurant Group, Inc.	4,907,076	*
208,641	Marriott International, Inc. Class A	33,386,733	*
418,224	McDonald's Corp.	102,694,903
		199,562,570
Household Products 0.7%
257,466	Procter & Gamble Co.	36,815,063
Industrial Conglomerates 0.6%
143,462	Honeywell International, Inc.	31,363,662

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Interactive Media & Services 4.0%
45,870	Alphabet, Inc. Class A	$135,817,401	*(b)
259,030	Meta Platforms, Inc. Class A	83,814,337	*(b)
		219,631,738
Internet & Direct Marketing Retail 3.8%
39,552	Amazon.com, Inc.	133,386,351	*(b)
928,870	Chewy, Inc. Class A	70,408,346	*(a)
		203,794,697
IT Services 3.5%
346,168	Fidelity National Information Services, Inc.	38,334,644
1,759,300	Paya Holdings, Inc. Class A	16,027,223	*
338,464	Payoneer Global, Inc.	2,555,403
670,997	Repay Holdings Corp.	14,097,647	*
288,513	Visa, Inc. Class A	61,098,398	(b)
380,094	WEX, Inc.	56,900,072	*
		189,013,387
Life Sciences Tools & Services 0.9%
74,800	Thermo Fisher Scientific, Inc.	47,353,636
Multi-Utilities 1.3%
1,315,200	CenterPoint Energy, Inc.	34,247,808	(b)
399,674	WEC Energy Group, Inc.	35,994,640
		70,242,448
Oil, Gas & Consumable Fuels 1.7%
380,672	Chevron Corp.	43,583,137
1,158,700	Enbridge, Inc.	48,503,182
329	Venture Global LNG, Inc. Ser. C	2,277,338	*(d)(e)(q)
		94,363,657
Pharmaceuticals 0.5%
180,300	Johnson & Johnson	29,367,264
Professional Services 4.5%
2,584,217	Dun & Bradstreet Holdings, Inc.	48,686,648	*
320,868	Equifax, Inc.	89,018,409
793,800	IHS Markit Ltd.	103,765,536	(b)
		241,470,593
Road & Rail 1.9%
496,829	Uber Technologies, Inc.	21,771,047	*
344,900	Union Pacific Corp.	83,258,860
		105,029,907
Semiconductors & Semiconductor Equipment 1.0%
187,700	Analog Devices, Inc.	32,564,073
29,397	ASML Holding NV	23,896,233
		56,460,306
NUMBER OF SHARES		VALUE
Software 15.8%
169,202	Adobe, Inc.	$110,042,213	*
1,146,977	Anaplan, Inc.	74,794,370	*
1,362,980	AvidXchange Holdings, Inc.	27,573,085	*(d)(q)
613,240	AvidXchange Holdings, Inc.	13,632,325	*
85,152	DoubleVerify Holdings, Inc.	3,366,059	*(a)
429,950	DoubleVerify Holdings, Inc.	16,995,924
1,467,243	Duck Creek Technologies, Inc.	46,218,155	*
393,303	Microsoft Corp.	130,427,141
471,057	Paycor HCM, Inc.	15,281,089	*
1,517,671	Paycor HCM, Inc.	47,290,628	*(d)(q)
465,003	salesforce.com, Inc.	139,356,749	*
137,682	ServiceNow, Inc.	96,068,992	*
410,124	Splunk, Inc.	67,596,638	*
233,438	Workday, Inc. Class A	67,692,351	*(b)
		856,335,719
Specialty Retail 6.5%
192,828	Asbury Automotive Group, Inc.	37,738,368	*
2,128,538	Fanatics Holdings, Inc. Class A	100,828,844	*(d)(e)(q)
203,284	Home Depot, Inc.	75,568,794	(b)
1,568,629	TJX Cos., Inc.	102,729,513
90,294	Ulta Beauty, Inc.	33,170,404	*
		350,035,923
Technology Hardware, Storage & Peripherals 1.9%
675,432	Apple, Inc.	101,179,714
Textiles, Apparel & Luxury Goods 0.5%
154,816	NIKE, Inc. Class B	25,899,169
	Total Common Stocks (Cost $3,186,027,283)	4,628,878,775
Preferred Stocks 0.7%
Hotels, Restaurants & Leisure 0.2%
626,667	Sweetgreen, Inc. Ser. D	10,716,006	*(d)(e)(q)
59,031	Sweetgreen, Inc. Ser. I	1,009,430	*(d)(e)(q)
51,075	Sweetgreen, Inc. Ser. J	873,383	*(d)(e)(q)
		12,598,819
IT Services 0.3%
959,038	Cybereason, Inc. Ser. F	4,750,000	*(d)(e)(q)
658,071	Druva, Inc. Ser. 4	6,167,968	*(d)(e)(q)
480,112	Druva, Inc. Ser. 5	4,499,994	*(d)(e)(q)
		15,417,962
Software 0.2%
78,686	Signifyd, Inc. Ser. A	2,427,463	*(d)(e)(q)
180,619	Signifyd, Inc. Ser. Seed	5,572,096	*(d)(e)(q)
		7,999,559
	Total Preferred Stocks (Cost $30,082,384)	36,016,340

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Loan Assignments(f) 0.6%
Business Equipment & Services 0.1%
$7,643,264	Cyxtera DC Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	$7,589,532
Leisure Goods — Activities — Movies 0.5%
25,000,000	OneSpa World, LLC, Second Lien Term Loan, (3M USD LIBOR + 7.50%), 7.62%, due 3/18/2027	25,500,000	(d)(e)(q)
	Total Loan Assignments (Cost $31,645,435)	33,089,532
Corporate Bonds 2.3%
Electric 0.1%
3,716,000	Wisconsin Energy Corp., (3M USD LIBOR + 2.11%), 2.24%, due 5/15/2067	3,474,460	(f)
Entertainment 0.0%(g)
910,000	Cinemark USA, Inc., 5.88%, due 3/15/2026	912,275	(h)
Gas 0.2%
12,105,000	Rockpoint Gas Storage Canada Ltd., 7.00%, due 3/31/2023	12,135,262	(h)
Internet 0.2%
	Uber Technologies, Inc.
1,850,000	7.50%, due 9/15/2027	2,023,623	(h)
5,555,000	6.25%, due 1/15/2028	5,964,959	(h)
		7,988,582
Miscellaneous Manufacturer 0.8%
	Anagram International, Inc./Anagram Holdings LLC
23,641,499	10.00% Cash & 5.00% PIK, due 8/15/2025	26,596,686	(h)(i)
15,749,491	5.00% Cash & 5.00% PIK, due 8/15/2026	16,379,471	(h)(i)
		42,976,157
Pipelines 0.0%(g)
1,730,000	Enterprise Products Operating LLC, (3M USD LIBOR + 2.78%), 2.90%, due 6/1/2067	1,608,329	(f)
Retail 0.5%
27,199,035	Party City Holdings, Inc., (6M USD LIBOR + 5.00%), Floor 5.75%, 5.75%, due 7/15/2025	25,295,103	(f)(h)
Specialty Retail 0.5%
27,200,000	Petsmart, Inc./Petsmart Finance Corp., 7.75%, due 2/15/2029	29,395,584	(h)
	Total Corporate Bonds (Cost $85,346,438)	123,785,752

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Convertible Bonds 0.1%
Health Care Providers & Services 0.1%
$5,915,000	Oak Street Health, Inc., 0.00%, due 3/15/2026	$5,520,444	(h)
Road & Rail 0.0%(g)
1,835,000	Uber Technologies, Inc., 0.00%, due 12/15/2025	1,765,317	(h)
	Total Convertible Bonds (Cost $7,750,000)	7,285,761
NUMBER OF UNITS		VALUE
Master Limited Partnerships and Limited Partnerships 1.9%
Multi-Utilities 0.8%
755,300	Brookfield Infrastructure Partners L.P.	$44,434,299
Oil, Gas & Consumable Fuels 1.1%
2,602,100	Enterprise Products Partners L.P.	59,015,628
Total Master Limited Partnerships and Limited Partnerships (Cost $79,567,482)		103,449,927
NUMBER OF SHARES
Warrants 0.1%
Diversified Consumer Services 0.1%
52,600	OneSpaWorld Holdings Ltd. Expires 3/19/2024	165,164	*
653,334	OneSpaWorld Holdings Ltd. Expires 6/12/2025	3,795,871	*(d)(p)
		3,961,035
Food Products 0.0%(g)
701,800	Whole Earth Brands, Inc. Expires 6/25/2025	1,326,402	*
301,400	Whole Earth Brands, Inc. Expires 6/25/2025	569,646	*
		1,896,048
Hotels, Restaurants & Leisure 0.0%(g)
1	Sweetgreen, Inc. Ser. J Expires 1/21/2026	—	*(d)(e)(q)
Total Warrants (Cost $433,413)		5,857,083
Purchased Options(j)0.1% (Cost $2,146,161)		4,072,412
NUMBER OF SHARES		VALUE
Short-Term Investments 7.1%
Investment Companies 7.1%
296,808,537	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(k)	$296,808,537 (l)
90,186,846	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(k)	90,186,846 (m)
Total Short-Term Investments (Cost $386,995,383)		386,995,383
Total Long Positions (98.5%) (Cost $3,809,993,979)		5,329,430,965
Short Positions ((12.0)%)(n)
Common Stocks Sold Short (9.8)%
Automobiles (0.2)%
(11,650)	Tesla, Inc.	(12,978,100)*
Building Products (0.4)%
(64,459)	A O Smith Corp.	(4,710,019)
(278,996)	Masco Corp.	(18,288,188)
		(22,998,207)
Capital Markets (0.3)%
(498,300)	Franklin Resources, Inc.	(15,691,467)
Electric Utilities (0.2)%
(143,900)	Southern Co.	(8,967,848)
Equity Real Estate Investment Trusts (0.3)%
(349,900)	Iron Mountain, Inc.	(15,969,436)
(22,640)	Lamar Advertising Co. Class A	(2,562,848)
		(18,532,284)
Food & Staples Retailing (0.4)%
(210,976)	Grocery Outlet Holding Corp.	(4,681,558)*
(395,261)	Kroger Co.	(15,818,345)
		(20,499,903)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

NUMBER OF SHARES		VALUE
Food Products (0.8)%
(258,906)	B&G Foods, Inc.	$(7,622,193)
(361,504)	Campbell Soup Co.	(14,442,085)
(482,206)	Hain Celestial Group, Inc.	(21,636,583)*
		(43,700,861)
Hotels, Restaurants & Leisure (0.4)%
(203,368)	Dutch Bros, Inc. Class A	(15,504,776)*
(55,800)	Shake Shack, Inc. Class A	(3,859,686)*
		(19,364,462)
Household Durables (0.1)%
(155,760)	La-Z-Boy, Inc.	(5,177,462)
Household Products (0.5)%
(291,763)	Church & Dwight Co., Inc.	(25,488,416)
Industrial Conglomerates (0.4)%
(119,983)	3M Co.	(21,438,563)
Insurance (0.2)%
(213,432)	Lemonade, Inc.	(13,266,933)*
Interactive Media & Services (0.2)%
(271,289)	fuboTV, Inc.	(8,087,125)*
Internet & Direct Marketing Retail (0.1)%
(34,071)	DoorDash, Inc. Class A	(6,637,031)*
IT Services (0.6)%
(92,000)	Automatic Data Processing, Inc.	(20,653,080)
(14,745)	Cloudflare, Inc. Class A	(2,871,146)*
(550,117)	Western Union Co.	(10,023,132)
		(33,547,358)
Leisure Products (0.2)%
(96,274)	Polaris, Inc.	(11,066,696)
Machinery (0.2)%
(14,500)	Parker-Hannifin Corp.	(4,300,555)
(105,000)	Pentair PLC	(7,766,850)
		(12,067,405)
Media (0.1)%
(72,372)	Interpublic Group of Cos., Inc.	(2,646,644)
NUMBER OF SHARES		VALUE
Metals & Mining (0.1)%
(51,800)	Nucor Corp.	$(5,783,470)
Multi-Utilities (0.5)%
(343,968)	Consolidated Edison, Inc.	(25,935,187)
Multiline Retail 0.0%(g)
(33,188)	Ollie's Bargain Outlet Holdings, Inc.	(2,245,500	)*
Oil, Gas & Consumable Fuels (0.3)%
(561,734)	APA Corp.	(14,723,048)
Personal Products (0.2)%
(381,457)	Edgewell Personal Care Co.	(13,347,181)
Software (2.0)%
(19,729)	Asana, Inc. Class A	(2,679,198	)*
(10,315)	Crowdstrike Holdings, Inc. Class A	(2,906,767	)*
(122,000)	Guidewire Software, Inc.	(15,339,060	)*
(88,000)	Oracle Corp.	(8,442,720)
(32,086)	Paycom Software, Inc.	(17,578,315	)*
(30,700)	Paylocity Holding Corp.	(9,367,798	)*
(237,324)	Sailpoint Technologies Holdings, Inc.	(11,386,806	)*
(180,000)	SAP SE ADR	(26,060,400)
(45,765)	SentinelOne, Inc. Class A	(3,038,796	)*
(42,470)	Zoom Video Communications, Inc. Class A	(11,664,385	)*
		(108,464,245)
Specialty Retail (1.0)%
(61,655)	AutoNation, Inc.	(7,467,654	)*
(143,787)	CarMax, Inc.	(19,687,316	)*
(45,394)	Carvana Co.	(13,762,553	)*
(31,751)	GameStop Corp. Class A	(5,826,626	)*
(176,469)	Vroom, Inc.	(3,375,852	)*
(13,821)	Williams-Sonoma, Inc.	(2,566,974)
		(52,686,975)
Textiles, Apparel & Luxury Goods (0.1)%
(48,176)	PVH Corp.	(5,267,082	)*
Total Common Stocks Sold Short (Proceeds $(491,948,590))		(530,609,453)
PRINCIPAL AMOUNT		VALUE
Corporate Bonds Sold Short (0.9)%
Lodging (0.1)%
$(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	$(7,229,600)
Media (0.5)%
(5,000,000)	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	(5,141,250	)(h)
(5,000,000)	Entercom Media Corp., 6.50%, due 5/1/2027	(5,028,850	)(h)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

PRINCIPAL AMOUNT		VALUE
$(10,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	$(10,675,000)
(6,000,000)	Univision Communications, Inc., 5.13%, due 2/15/2025	(6,105,000	)(h)
		(26,950,100)
Retail (0.3)%
(5,000,000)	Macy's Retail Holdings LLC, 5.88%, due 4/1/2029	(5,341,227	)(h)
(10,000,000)	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/1/2025	(10,225,000)
		(15,566,227)
	Total Corporate Bonds Sold Short (Proceeds $(47,169,961))	(49,745,927)
NUMBER OF SHARES
Exchange-Traded Funds Sold Short (1.3)%
(178,300)	iShares iBoxx $ Investment Grade Corporate Bond ETF	(23,799,484)
(482,887)	SPDR S&P Retail ETF	(45,531,415)
	Total Exchange-Traded Funds Sold Short (Proceeds $(64,401,632))	(69,330,899)
	Total Short Positions (Proceeds $(603,520,183))	(649,686,279)
	Total Investments 86.5% (Cost $3,206,473,796)	4,679,744,686
	Other Assets Less Liabilities 13.5%	727,851,434	(o)
	Net Assets 100.0%	$5,407,596,120

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at October 31, 2021. Total value of all such securities at October 31, 2021 amounted to $90,580,183 for the Fund (see Note A of the Notes to Financial Statements).

(b)  All or a portion of the security is pledged as collateral for options written.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2021 amounted to $18,791,172, which represents 0.3% of net assets of the Fund.

(d)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $302,278,283, which represents 5.6% of net assets of the Fund.

(e)  Value determined using significant unobservable inputs.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2021 and changes periodically.

(g)  Represents less than 0.05% of net assets of the Fund.

(h)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2021, these securities amounted to $125,988,724 of long positions and $(21,616,327) of short positions, which represents 2.3% and (0.4)%, respectively, of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(i)  Payment-in-kind (PIK) security.

(j)  See "Purchased option contracts" under Derivative Instruments.

(k)  Represents 7-day effective yield as of October 31, 2021.

(l)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of $296,808,537.

(m)  Represents investment of cash collateral received from securities lending.

(n)  At October 31, 2021, the Fund had $547,409,995 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(o)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

(p)  Security acquired via a PIPE transaction.

(q)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At October 31, 2021, these securities amounted to $298,482,413, which represents 5.5% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 10/31/2021	Fair Value Percentage of Net Assets as of 10/31/2021
AvidXchange, Inc.	4/7/2020	$16,700,594	0.6%	$27,573,085	0.5%
Cybereason, Inc.	7/19/2021	4,750,000	0.1%	4,750,000	0.1%
(Ser. F Preferred Shares)
Druva, Inc. (Ser. 4 Preferred Shares)	6/14/2019	3,429,998	0.1%	6,167,968	0.1%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	4,500,000	0.1%	4,499,994	0.1%
Fanatics Holdings, Inc.	8/13/2020	35,900,005	1.0%	98,356,463	1.8%
Fanatics Holdings, Inc.	4/29/2021	1,819,970	0.0%	2,472,381	0.1%
LegalZoom.com, Inc.	8/22/2018	21,259,563	0.6%	58,996,178	1.1%
OneSpaWorld, LLC, Second Lien	3/19/2019	24,562,500	0.9%	25,500,000	0.5%
Term Loan
Paycor HCM, Inc.	1/19/2021	35,000,000	0.8%	47,290,628	0.9%
Signifyd, Inc. (Ser. A Preferred Shares)	5/24/2021	2,427,463	0.1%	2,427,463	0.0%
Signifyd, Inc.	5/24/2021	5,572,106	0.1%	5,572,096	0.1%
(Ser. Seed Preferred Shares)
Sweetgreen, Inc.	11/30/2018	7,520,004	0.3%	10,716,006	0.2%
(Ser. D Preferred Shares)
Sweetgreen, Inc.	9/13/2019	1,009,430	0.0%	1,009,430	0.0%
(Ser. I Preferred Shares)
Sweetgreen, Inc.	1/21/2021	873,383	0.0%	873,383	0.0%
(Ser. J Preferred Shares)
Sweetgreen, Inc. (Ser. J Warrants)	1/21/2021	—	0.0%	—	0.0%
Venture Global LNG, Inc. Ser. C	11/21/2018	2,303,000	0.1%	2,277,338	0.0%
Total		$167,628,016	4.8%	$298,482,413	5.5%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At October 31, 2021, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2021	418	NASDAQ 100 E-Mini Index	$(132,409,860)	$(2,399,738)
12/2021	741	Russell 2000 E-Mini Index	(85,040,865)	(2,694,870)
12/2021	2,966	S&P 500 E-Mini Index	(681,735,100)	(22,000,306)
12/2021	158	U.S. Treasury Long Bond	(25,413,313)	414,751
Total Futures			$(924,599,138)	$(26,680,163)

At October 31, 2021, the Fund had $71,248,998 deposited in a segregated account to cover margin requirements on open futures.

For year ended October 31, 2021, the average notional value for the months where the Fund had futures outstanding was $(766,016,291) for short positions.

Total return basket swap contracts ("total return basket swaps")

At October 31, 2021, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps — Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBNBVL	0.03%	(0.09)%	3M USD LIBOR	3M/T	8/12/2022	$(12,719,783)
JPM	JPNBGCND	(0.59)%	(0.65)%	OBFR	3M/T	5/1/2023	(9,466)
JPM	JPNBLQGS	0.12%	0.03%	1M USD LIBOR	1M/T	1/19/2023	(16,074,511)
JPM	JPNBRMV3	0.11%	(0.01)%	3M USD LIBOR	3M/T	5/6/2022	(40,261,336)
Total							$(69,065,096)

(a)  The following table represents required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL
Freeport-McMoRan Inc.	(16,956)	$(2,071,630)	$(350,687)	2.8%
SVB Financial Group	(829)	(1,926,430)	(326,107)	2.6%
Albemarle Corp.	(2,354)	(1,909,778)	(323,288)	2.5%
United Rentals Inc.	(1,430)	(1,756,432)	(297,330)	2.3%
Bath & Body Works Inc.	(7,245)	(1,621,297)	(274,454)	2.2%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
Ameriprise Financial Inc.	(1,254)	$(1,227,161)	$(207,735)	1.6%
First Republic Bank/CA	(1,751)	(1,226,989)	(207,705)	1.6%
Nucor Corp.	(3,238)	(1,170,837)	(198,200)	1.6%
LKQ Corp.	(6,498)	(1,159,217)	(196,233)	1.5%
Skyworks Solutions Inc.	(2,133)	(1,154,535)	(195,440)	1.5%
Affiliated Managers Group Inc.	(2,065)	(1,123,094)	(190,118)	1.5%
Aptiv PLC	(1,979)	(1,108,119)	(187,583)	1.5%
Lennar Corp.	(3,305)	(1,069,732)	(181,085)	1.4%
Coterra Energy Inc.	(15,424)	(1,065,167)	(180,312)	1.4%
Seagate Technology Holdings PLC	(3,683)	(1,062,658)	(179,887)	1.4%
Fortune Brands Home & Security Inc.	(3,188)	(1,047,021)	(177,240)	1.4%
eBay Inc.	(4,100)	(1,018,921)	(172,484)	1.4%
State Street Corp.	(3,122)	(996,606)	(168,706)	1.3%
Mosaic Co./The	(7,315)	(985,001)	(166,742)	1.3%
Parker-Hannifin Corp.	(1,005)	(965,885)	(163,506)	1.3%
Laboratory Corp of America Holdings	(1,002)	(931,737)	(157,725)	1.2%
DaVita Inc.	(2,769)	(926,065)	(156,765)	1.2%
Interpublic Group of Cos Inc./The	(7,798)	(923,699)	(156,364)	1.2%
WW Grainger Inc.	(616)	(923,669)	(156,359)	1.2%
Capri Holdings Ltd.	(5,333)	(919,733)	(155,693)	1.2%
Kroger Co./The	(7,089)	(918,965)	(155,563)	1.2%
Devon Energy Corp.	(6,874)	(892,447)	(151,074)	1.2%
Fifth Third Bancorp	(6,182)	(871,594)	(147,544)	1.2%
Regions Financial Corp.	(11,268)	(864,277)	(146,305)	1.2%
AES Corp./The	(10,617)	(864,206)	(146,293)	1.1%
Textron Inc.	(3,534)	(845,402)	(143,110)	1.1%
Invesco Ltd.	(10,099)	(831,206)	(140,707)	1.1%
Whirlpool Corp.	(1,211)	(826,762)	(139,955)	1.1%
Eastman Chemical Co.	(2,453)	(826,706)	(139,945)	1.1%
Mohawk Industries Inc.	(1,416)	(812,737)	(137,581)	1.1%
Zions Bancorp NA	(3,949)	(805,818)	(136,409)	1.1%
Iron Mountain Inc.	(5,405)	(799,108)	(135,274)	1.1%
McKesson Corp.	(1,179)	(793,599)	(134,341)	1.1%
Quest Diagnostics Inc.	(1,640)	(779,909)	(132,023)	1.0%
Newell Brands Inc.	(10,436)	(773,739)	(130,979)	1.0%
Tapestry Inc.	(6,036)	(762,066)	(129,003)	1.0%
Citizens Financial Group Inc.	(4,963)	(761,653)	(128,933)	1.0%
KeyCorp.	(10,036)	(756,489)	(128,059)	1.0%
Westrock Co.	(4,817)	(750,492)	(127,044)	1.0%
Hess Corp.	(2,728)	(729,505)	(123,491)	1.0%
Macy's Inc.	(8,508)	(729,495)	(123,489)	1.0%
Comerica Inc.	(2,639)	(727,461)	(123,145)	1.0%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBNBVL (cont'd)
Packaging Corp of America	(1,634)	$(727,055)	$(123,076)	1.0%
Ralph Lauren Corp.	(1,764)	(726,572)	(122,995)	1.0%
Truist Financial Corp.	(3,505)	(720,629)	(121,989)	1.0%
Other Securities	(247,286)	(24,963,430)	(4,225,827)	33.2%
		$(75,152,735)	$(12,721,902)
Accrued Net Interest Receivable/(Payable)			2,119
			$(12,719,783)
JPNBGCND
Amazon.com Inc.	(3,663)	$(14,246,946)	$(2,093)	22.1%
Home Depot Inc./The	(8,016)	(3,436,601)	(505)	5.3%
LVMH Moet Hennessy Louis Vuitton SE	(2,628)	(2,368,677)	(348)	3.7%
Toyota Motor Corp.	(115,360)	(2,339,748)	(344)	3.6%
NIKE Inc.	(12,020)	(2,319,053)	(341)	3.6%
Lowe's Cos Inc.	(7,649)	(2,062,525)	(303)	3.2%
McDonald's Corp.	(6,994)	(1,980,670)	(291)	3.1%
Sony Group Corp.	(12,403)	(1,647,356)	(242)	2.6%
Target Corp.	(5,006)	(1,498,882)	(220)	2.3%
Starbucks Corp.	(12,113)	(1,481,766)	(218)	2.3%
Booking Holdings Inc.	(449)	(1,254,511)	(184)	1.9%
Daimler AG	(10,656)	(1,215,868)	(179)	1.9%
TJX Cos Inc./The	(12,571)	(949,436)	(139)	1.5%
eBay Inc.	(10,306)	(911,806)	(134)	1.4%
General Motors Co.	(13,775)	(864,688)	(127)	1.3%
Cie Financiere Richemont SA	(5,822)	(828,304)	(122)	1.3%
Ford Motor Co.	(41,905)	(825,428)	(121)	1.3%
Aptiv PLC	(3,879)	(773,469)	(114)	1.2%
Hermes International	(419)	(764,714)	(112)	1.2%
Chipotle Mexican Grill Inc.	(357)	(732,863)	(108)	1.1%
Kering SA	(821)	(708,384)	(104)	1.1%
adidas AG	(1,801)	(678,807)	(100)	1.1%
Dollar General Corp.	(2,544)	(649,845)	(95)	1.0%
O'Reilly Automotive Inc.	(888)	(637,640)	(94)	1.0%
AutoZone Inc.	(310)	(637,582)	(94)	1.0%
Honda Motor Co Ltd.	(17,323)	(586,440)	(86)	0.9%
Volkswagen AG	(2,219)	(572,352)	(84)	0.9%
Hilton Worldwide Holdings Inc.	(3,373)	(559,982)	(82)	0.9%
Ross Stores Inc.	(4,284)	(559,251)	(82)	0.9%
Compass Group PLC	(22,727)	(555,462)	(82)	0.9%
Marriott International Inc./MD	(2,907)	(536,410)	(79)	0.8%
Yum! Brands Inc.	(3,685)	(530,968)	(78)	0.8%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont'd)
Industria de Diseno Textil SA	(12,323)	$(512,283)	$(75)	0.8%
DR Horton Inc.	(4,953)	(509,905)	(75)	0.8%
Bayerische Motoren Werke AG	(4,358)	(505,966)	(74)	0.8%
Oriental Land Co Ltd./Japan	(2,771)	(502,416)	(74)	0.8%
Denso Corp.	(5,894)	(489,928)	(72)	0.8%
Michelin	(2,711)	(489,536)	(72)	0.8%
Lennar Corp.	(4,154)	(478,670)	(70)	0.7%
Fast Retailing Co Ltd.	(613)	(467,977)	(69)	0.7%
Magna International Inc.	(4,736)	(443,538)	(65)	0.7%
Best Buy Co Inc.	(2,978)	(419,882)	(62)	0.7%
Panasonic Corp.	(29,726)	(418,408)	(61)	0.6%
Toyota Industries Corp.	(4,061)	(396,526)	(58)	0.6%
CarMax Inc.	(2,456)	(387,830)	(57)	0.6%
MGM Resorts International	(6,897)	(375,127)	(55)	0.6%
Bandai Namco Holdings Inc.	(4,271)	(375,005)	(55)	0.6%
Bridgestone Corp.	(6,744)	(342,141)	(50)	0.5%
LKQ Corp.	(5,071)	(322,099)	(47)	0.5%
Genuine Parts Co.	(2,094)	(316,658)	(47)	0.5%
Other Securities	(250,716)	(6,955,751)	(1,023)	10.7%
		$(64,426,080)	$(9,466)
Accrued Net Interest Receivable/(Payable)			—
			$(9,466)
JPNBLQGS
NVIDIA Corp.	(24,771)	$(7,351,971)	$(547,276)	3.4%
Quanta Services Inc.	(37,664)	(5,302,599)	(394,722)	2.5%
Freeport-McMoRan Inc.	(119,968)	(5,253,029)	(391,032)	2.4%
Fortinet Inc.	(12,945)	(5,054,107)	(376,225)	2.3%
Old Dominion Freight Line Inc.	(11,065)	(4,384,367)	(326,370)	2.0%
Advanced Micro Devices Inc.	(30,974)	(4,323,013)	(321,802)	2.0%
MSCI Inc.	(5,559)	(4,290,920)	(319,413)	2.0%
IDEXX Laboratories Inc.	(5,317)	(4,111,768)	(306,077)	1.9%
Synopsys Inc.	(10,299)	(3,983,157)	(296,504)	1.8%
Align Technology Inc.	(5,409)	(3,920,061)	(291,807)	1.8%
Applied Materials Inc.	(24,388)	(3,868,700)	(287,984)	1.8%
Nucor Corp.	(28,896)	(3,745,120)	(278,784)	1.7%
KLA Corp.	(8,521)	(3,687,296)	(274,480)	1.7%
Chipotle Mexican Grill Inc.	(1,771)	(3,658,353)	(272,326)	1.7%
Netflix Inc.	(4,553)	(3,648,152)	(271,566)	1.7%
Arista Networks Inc.	(7,031)	(3,343,929)	(248,920)	1.5%
Lam Research Corp.	(5,039)	(3,296,391)	(245,381)	1.5%
ABIOMED Inc.	(8,496)	(3,274,905)	(243,782)	1.5%
First Republic Bank/CA	(12,947)	(3,251,291)	(242,024)	1.5%

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont'd)
Centene Corp.	(39,048)	$(3,229,165)	$(240,377)	1.5%
Robert Half International Inc.	(24,285)	(3,187,511)	(237,276)	1.5%
Keysight Technologies Inc.	(14,913)	(3,116,503)	(231,991)	1.4%
Broadcom Inc.	(5,021)	(3,098,663)	(230,663)	1.4%
CBRE Group Inc.	(25,355)	(3,063,409)	(228,038)	1.4%
Regeneron Pharmaceuticals Inc.	(3,998)	(2,970,143)	(221,096)	1.4%
Autodesk Inc.	(8,008)	(2,952,602)	(219,790)	1.4%
JB Hunt Transport Services Inc.	(12,872)	(2,946,555)	(219,340)	1.4%
T Rowe Price Group Inc.	(11,677)	(2,939,822)	(218,839)	1.4%
IQVIA Holdings Inc.	(9,577)	(2,906,264)	(216,340)	1.3%
DR Horton Inc.	(27,837)	(2,884,655)	(214,732)	1.3%
Copart Inc.	(15,858)	(2,858,735)	(212,802)	1.3%
LKQ Corp.	(44,369)	(2,836,892)	(211,176)	1.3%
Lennar Corp.	(24,396)	(2,830,016)	(210,665)	1.3%
Twitter Inc.	(45,089)	(2,802,339)	(208,604)	1.3%
Fastenal Co.	(41,318)	(2,737,789)	(203,799)	1.3%
Expeditors International of Washington Inc.	(18,952)	(2,711,810)	(201,865)	1.3%
Estee Lauder Cos Inc./The	(7,073)	(2,663,125)	(198,241)	1.2%
FedEx Corp.	(9,663)	(2,641,910)	(196,662)	1.2%
Analog Devices Inc.	(12,940)	(2,606,121)	(193,998)	1.2%
Texas Instruments Inc.	(11,844)	(2,577,620)	(191,876)	1.2%
Take-Two Interactive Software Inc.	(12,078)	(2,537,658)	(188,902)	1.2%
O'Reilly Automotive Inc.	(3,495)	(2,524,919)	(187,953)	1.2%
Dollar General Corp.	(9,740)	(2,504,699)	(186,448)	1.2%
Broadridge Financial Solutions Inc.	(11,918)	(2,468,277)	(183,737)	1.1%
Microchip Technology Inc.	(28,333)	(2,436,814)	(181,395)	1.1%
Tapestry Inc.	(53,435)	(2,417,894)	(179,986)	1.1%
AmerisourceBergen Corp.	(16,855)	(2,387,488)	(177,723)	1.1%
Ulta Beauty Inc.	(5,565)	(2,373,304)	(176,667)	1.1%
Darden Restaurants Inc.	(13,641)	(2,282,490)	(169,907)	1.1%
Illumina Inc.	(4,729)	(2,278,704)	(169,625)	1.1%
NVR Inc.	(398)	(2,263,116)	(168,465)	1.1%
Electronic Arts Inc.	(13,856)	(2,255,823)	(167,922)	1.0%
Micron Technology Inc.	(26,727)	(2,143,849)	(159,587)	1.0%
Booking Holdings Inc.	(750)	(2,108,325)	(156,942)	1.0%
PulteGroup Inc.	(37,004)	(2,065,317)	(153,741)	1.0%
CH Robinson Worldwide Inc.	(18,330)	(2,063,822)	(153,630)	1.0%
Starbucks Corp.	(16,651)	(2,050,296)	(152,623)	1.0%
Other Securities	(351,389)	(36,875,139)	(2,744,965)	16.9%
		$(216,348,712)	(16,104,863)
Accrued Net Interest Receivable/(Payable)			30,352
			$(16,074,511)

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3
Freeport-McMoRan Inc.	(19,673)	$(1,820,885)	$(545,390)	1.4%
Analog Devices Inc.	(4,169)	(1,774,724)	(531,564)	1.3%
Agilent Technologies Inc.	(4,377)	(1,691,427)	(506,615)	1.3%
IQVIA Holdings Inc.	(2,374)	(1,523,055)	(456,184)	1.1%
Synopsys Inc.	(1,808)	(1,478,169)	(442,740)	1.1%
Newmont Corp.	(10,582)	(1,402,200)	(419,986)	1.0%
Roper Technologies Inc.	(1,110)	(1,328,275)	(397,844)	1.0%
Archer-Daniels-Midland Co.	(7,470)	(1,177,485)	(352,679)	0.9%
Motorola Solutions Inc.	(1,915)	(1,168,095)	(349,867)	0.9%
First Republic Bank/CA	(2,200)	(1,167,638)	(349,730)	0.9%
Ameriprise Financial Inc.	(1,546)	(1,146,160)	(343,297)	0.9%
Nucor Corp.	(4,092)	(1,121,127)	(335,799)	0.8%
Keysight Technologies Inc.	(2,530)	(1,117,399)	(334,683)	0.8%
Fifth Third Bancorp	(10,428)	(1,113,860)	(333,623)	0.8%
Fidelity National Information Services Inc.	(4,009)	(1,089,466)	(326,316)	0.8%
Williams Cos Inc./The	(15,741)	(1,084,951)	(324,964)	0.8%
Willis Towers Watson PLC	(1,762)	(1,047,620)	(313,782)	0.8%
Parker-Hannifin Corp.	(1,433)	(1,042,896)	(312,368)	0.8%
Kansas City Southern	(1,356)	(1,031,945)	(309,087)	0.8%
Kroger Co./The	(10,502)	(1,031,306)	(308,896)	0.8%
Arthur J Gallagher & Co.	(2,432)	(1,000,577)	(299,692)	0.7%
PACCAR Inc.	(4,522)	(994,537)	(297,883)	0.7%
Ball Corp.	(4,426)	(993,474)	(297,565)	0.7%
Zimmer Biomet Holdings Inc.	(2,749)	(965,426)	(289,164)	0.7%
Corning Inc.	(10,562)	(921,890)	(276,124)	0.7%
Marvell Technology Inc.	(5,479)	(920,980)	(275,851)	0.7%
Laboratory Corp of America Holdings	(1,280)	(901,815)	(270,111)	0.7%
Stanley Black & Decker Inc.	(2,044)	(901,590)	(270,044)	0.7%
Republic Services Inc.	(2,718)	(897,651)	(268,864)	0.7%
Devon Energy Corp.	(9,114)	(896,349)	(268,474)	0.7%
Albemarle Corp.	(1,425)	(875,866)	(262,339)	0.7%
Liberty Broadband Corp.	(2,155)	(859,116)	(257,322)	0.6%
Hartford Financial Services Group Inc./The	(4,766)	(852,895)	(255,459)	0.6%
Regions Financial Corp.	(13,960)	(811,188)	(242,967)	0.6%
AMETEK Inc.	(2,478)	(804,983)	(241,108)	0.6%
Nasdaq Inc.	(1,562)	(804,325)	(240,911)	0.6%
Dover Corp.	(1,933)	(801,929)	(240,193)	0.6%
West Pharmaceutical Services Inc.	(754)	(795,531)	(238,277)	0.6%
KeyCorp.	(13,716)	(783,162)	(234,572)	0.6%
Tyson Foods Inc.	(3,868)	(759,020)	(227,341)	0.6%
Cummins Inc.	(1,276)	(751,050)	(224,954)	0.6%
Citizens Financial Group Inc.	(6,325)	(735,380)	(220,261)	0.5%
See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3 (cont'd)
Synchrony Financial	(6,275)	$(715,262)	$(214,235)	0.5%
Trimble Inc.	(3,329)	(713,655)	(213,754)	0.5%
Hess Corp.	(3,496)	(708,321)	(212,156)	0.5%
Dollar Tree Inc.	(2,662)	(703,919)	(210,837)	0.5%
Best Buy Co Inc.	(2,333)	(699,902)	(209,634)	0.5%
Teradyne Inc.	(2,012)	(682,373)	(204,384)	0.5%
Qorvo Inc.	(1,642)	(677,919)	(203,050)	0.5%
Morgan Stanley	(2,677)	(675,067)	(202,196)	0.5%
Other Securities	(693,576)	(84,423,372)	(25,286,441)	62.8%
		$(134,387,207)	$(40,251,577)
Accrued Net Interest Receivable/(Payable)			(9,759)
			$(40,261,336)
Total Return Basket Swaps, at value			$(69,065,096)

(b)  The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  Effective rate at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Total return swap contracts ("total return swaps")

At October 31, 2021, the Fund had outstanding over-the-counter total return swaps as follows:

Over-the-counter total return swaps — Short(a)

	Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	JPM	MSCI Daily TR World Gross Industrial Index	USD	(11,223,367)	5/14/2022	0.20%	0.08%	3M USD LIBOR	3M/T	$(2,045,407)	$1,664	$(2,043,743)
	JPM	S&P 500 Equal Weighted USD Total Return Index	USD	(238,595,221)	5/4/2022	0.24%	0.15%	1 USD LIBORM	1M/T	(70,233,939)	51,896	(70,182,043)
Total										$(72,279,346)	$53,560	$(72,225,786)

(a)  The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.

(b)  Effective rate at October 31, 2021.

At October 31, 2021, the Fund had cash collateral of $13,110,000 and $200,690,000 deposited in segregated accounts for Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.

For the year ended October 31, 2021, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $(652,656,366) for short positions.

Purchased option contracts ("options purchased")

At October 31, 2021, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
Apollo Global Management, Inc	525	$4,039,875	$65	1/21/2022	$669,375
Apollo Global Management, Inc.	1,600	12,312,000	65	3/18/2022	2,208,000
					2,877,375
Internet & Direct Marketing Retail
Chewy, Inc.	1,800	13,644,000	80	12/17/2021	706,500
IT Services
WEX, Inc.	515	7,709,550	220	11/19/2021	15,450	(a)(b)
Road & Rail
Uber Technologies, Inc.	3,082	13,505,324	50	1/21/2022	473,087
Total options purchased (cost $2,146,161)					$4,072,412

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

Written option contracts ("options written")

At October 31, 2021, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Consumer Finance
SoFi Technologies, Inc.	4,000	$(8,036,000)	$22.5	1/21/2022	$(706,000)
Diversified Financial Services
Fintech Acquisition Corp. V	2,420	(2,746,700)	15	11/19/2021	(54,450)
Food Products
Lamb Weston Holdings, Inc.	1,950	(11,007,750)	75	1/21/2022	(58,500)
Road & Rail
Uber Technologies, Inc.	3,082	(13,505,324)	60	1/21/2022	(130,985)
Total calls					$(949,935)
Puts
Capital Markets
Apollo Global Management, Inc.	2,085	$(16,044,075)	$50	1/21/2022	$(52,125)
Apollo Global Management, Inc.	1,890	(14,543,550)	55	3/18/2022	(165,375)
					(217,500)
Internet & Direct Marketing Retail
Chewy, Inc.	1,800	(13,644,000)	60	12/17/2021	(159,300)
IT Services
WEX, Inc.	515	(7,709,550)	180	11/19/2021	(1,606,800)
Road & Rail
Uber Technologies, Inc.	2,156	(9,447,592)	40	1/21/2022	(383,768)
Specialty Retail
Carmax, Inc.	1,050	(14,376,600)	120	1/21/2022	(299,250)
Total puts					$(2,666,618)
Total options written (premium received $3,832,138)					$(3,616,553)

(a)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the year ended October 31, 2021, the average market value for the months where the Fund had options purchased and options written outstanding was $7,367,429 and $(6,279,667), respectively. At October 31, 2021, the Fund had securities pledged in the amount of $287,185,423 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Commercial Services & Supplies	$80,745,138	$58,996,178	$—	$139,741,316
Oil, Gas & Consumable Fuels	92,086,319	—	2,277,338	94,363,657
Software	781,472,006	74,863,713	—	856,335,719
Specialty Retail	249,207,079	—	100,828,844	350,035,923
Other Common Stocks(a)	3,188,402,160	—	—	3,188,402,160
Total Common Stocks	4,391,912,702	133,859,891	103,106,182	4,628,878,775
Preferred Stocks(a)	—	—	36,016,340	36,016,340
Loan Assignments
Leisure Goods — Activities — Movies	—	—	25,500,000	25,500,000
Other Loan Assignments(a)	—	7,589,532	—	7,589,532
Total Loan Assignments	—	7,589,532	25,500,000	33,089,532
Corporate Bonds(a)	—	123,785,752	—	123,785,752
Convertible Bonds(a)	—	7,285,761	—	7,285,761
Master Limited Partnerships and Limited Partnerships(a)	103,449,927	—	—	103,449,927
Warrants
Diversified Consumer Services	165,164	3,795,871	—	3,961,035
Hotels, Restaurants & Leisure	—	—	—	—
Other Warrants(a)	1,896,048	—	—	1,896,048
Total Warrants	2,061,212	3,795,871	—	5,857,083
Options Purchased
IT Services	—	—	15,450	15,450
Other Options Purchased(b)	4,056,962	—	—	4,056,962
Total Options Purchased	4,056,962	—	15,450	4,072,412
Short-Term Investments	—	386,995,383	—	386,995,383
Total Investments	$4,501,480,803	$663,312,190	$164,637,972	$5,329,430,965

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2021
Investments in Securities:
Common Stocks(d)(h)	$27,047	$—	$—	$62,939	$37,720	$(3,340)	$—	$(21,260)	$103,106	$63,774
Preferred Stocks(d)	62,680	—	—	4,474	18,122	(49,260)	—	—	36,016	7,814
Loan Assignments(d)	23,250	44	—	2,206	—	—	—	—	25,500	2,206
Options Purchased(h)	—	—	—	(588)	603	—	—	—	15	(588)
Warrants(d)(h)	—	—	—	—	—	—	—	—	—	—
Total	$112,977	$44	$—	$69,031	$56,445	$(52,600)	$—	$(21,260)	$164,637	$73,206

(d)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2021	Valuation approach	Unobservable input(s)	Input value/ range		Weighted average(f)		Impact to valuation from increase in input(g)
Common Stocks	$100,828,844	Market Approach	Transaction Price	$47.37		$47.37		Increase
Common Stocks	2,277,338	Market Approach	Enterprise value/ EBITDA multiple(e) (EV/Revenue)	11.0	x	11.0	x	Increase
Preferred Stocks	36,016,340	Market Approach	Transaction Price	$4.95 – $30.85		$16.26		Increase
Warrants	—	Market Approach	Transaction Price	$0.00		$0.00		Increase
Loan Assignments	25,500,000	Market Approach	Yield	8.0%		8.0%		Decrease

(e)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(f)  The weighted averages disclosed in the table above were weighted by relative fair value.

(g)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(h)  For the year ended October 31, 2021, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments Long Short Fund^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(530,609,453)	$—	$—	$(530,609,453)
Corporate Bonds Sold Short(a)	—	(49,745,927)	—	(49,745,927)
Exchange-Traded Funds Sold Short	(69,330,899)	—	—	(69,330,899)
Total Short Positions	$(599,940,352)	$(49,745,927)	$—	$(649,686,279)

(a)  The Schedule of Investments provides information on the industry or sector categorization.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$414,751	$—	$—	$414,751
Liabilities	(27,094,914)	—	—	(27,094,914)
Swaps
Liabilities	—	(141,290,882)	—	(141,290,882)
Options Written
Liabilities	(3,616,553)	—	—	(3,616,553)
Total	$(30,296,716)	$(141,290,882)	$—	$(171,587,598)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ October 31, 2021

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 91.0%
	U.S. Treasury Notes
$47,900,000	2.63%, due 12/15/2021	$48,045,268	(a)
58,500,000	2.38%, due 3/15/2022	58,991,309
53,800,000	1.75%, due 6/15/2022	54,350,609
54,600,000	1.50%, due 9/15/2022	55,244,110	(a)
54,600,000	1.63%, due 12/15/2022	55,461,656	(a)
59,600,000	0.50%, due 3/15/2023	59,751,328
59,600,000	0.25%, due 6/15/2023	59,467,297
60,400,000	0.13%, due 9/15/2023	60,015,422
	Total U.S. Treasury Obligations (Cost $451,354,818)	451,326,999
NUMBER OF SHARES
Short-Term Investments 9.3%
Investment Companies 9.3%
46,114,124	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b) (Cost $46,114,124)	46,114,124	(c)
	Total Investments 100.3% (Cost $497,468,942)	497,441,123
	Liabilities Less Other Assets (0.3)%	(1,535,421	)(d)
	Net Assets 100.0%	$495,905,702

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of October 31, 2021.

(c)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $46,114,124.

(d)  Includes the impact of the Fund's open positions in derivatives at October 31, 2021.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (cont'd)

Derivative Instruments

Written option contracts ("options written")

At October 31, 2021, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	3	$(689,157)	$2,210	11/5/2021	$(1,020)
Russell 2000 Index	1	(229,719)	2,215	11/5/2021	(370)
Russell 2000 Index	6	(1,378,315)	2,225	11/5/2021	(2,760)
Russell 2000 Index	73	(16,769,494)	2,240	11/5/2021	(46,355)
Russell 2000 Index	2	(459,438)	2,235	11/12/2021	(2,670)
Russell 2000 Index	39	(8,959,045)	2,270	11/12/2021	(85,215)
Russell 2000 Index	40	(9,188,764)	2,280	11/12/2021	(100,600)
Russell 2000 Index	5	(1,148,596)	2,270	11/19/2021	(14,450)
Russell 2000 Index	48	(11,026,517)	2,280	11/19/2021	(155,520)
Russell 2000 Index	29	(6,661,854)	2,290	11/19/2021	(104,980)
Russell 2000 Index	1	(229,719)	2,255	11/26/2021	(3,095)
Russell 2000 Index	5	(1,148,596)	2,285	11/26/2021	(20,500)
Russell 2000 Index	34	(7,810,449)	2,295	11/26/2021	(153,170)
Russell 2000 Index	15	(3,445,787)	2,300	11/26/2021	(70,800)
Russell 2000 Index	27	(6,202,416)	2,310	11/26/2021	(139,860)
S&P 500 Index	24	(11,052,912)	4,420	11/5/2021	(5,340)
S&P 500 Index	10	(4,605,380)	4,505	11/5/2021	(6,450)
S&P 500 Index	12	(5,526,456)	4,515	11/5/2021	(8,940)
S&P 500 Index	6	(2,763,228)	4,520	11/5/2021	(4,770)
S&P 500 Index	15	(6,908,070)	4,545	11/5/2021	(17,025)
S&P 500 Index	61	(28,092,818)	4,550	11/5/2021	(74,115)
S&P 500 Index	30	(13,816,140)	4,555	11/5/2021	(39,150)
S&P 500 Index	46	(21,184,748)	4,565	11/5/2021	(69,230)
S&P 500 Index	23	(10,592,374)	4,580	11/5/2021	(42,895)
S&P 500 Index	65	(29,934,970)	4,355	11/12/2021	(43,875)
S&P 500 Index	1	(460,538)	4,390	11/12/2021	(835)
S&P 500 Index	9	(4,144,842)	4,395	11/12/2021	(7,785)
S&P 500 Index	12	(5,526,456)	4,435	11/12/2021	(13,380)
S&P 500 Index	57	(26,250,666)	4,465	11/12/2021	(78,090)
S&P 500 Index	27	(12,434,526)	4,565	11/12/2021	(78,570)
S&P 500 Index	63	(29,013,894)	4,580	11/12/2021	(208,215)
S&P 500 Index	6	(2,763,228)	4,465	11/19/2021	(13,620)
S&P 500 Index	58	(26,711,204)	4,475	11/19/2021	(138,910)
S&P 500 Index	61	(28,092,818)	4,515	11/19/2021	(182,085)
S&P 500 Index	62	(28,553,356)	4,525	11/19/2021	(196,230)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	28	$(12,895,064)	$4,535	11/19/2021	$(93,940)
S&P 500 Index	19	(8,750,222)	4,540	11/19/2021	(65,645)
S&P 500 Index	12	(5,526,456)	4,540	11/26/2021	(51,600)
S&P 500 Index	95	(43,751,110)	4,565	11/26/2021	(465,975)
S&P 500 Index	26	(11,973,988)	4,575	11/26/2021	(134,810)
S&P 500 Index	57	(26,250,666)	4,585	11/26/2021	(312,645)
S&P 500 Index	42	(19,342,596)	4,595	11/26/2021	(244,020)
S&P 500 Index	10	(4,605,380)	4,595	12/3/2021	(69,600)
Total options written (premium received $6,877,666)					$(3,569,110)

For the year ended October 31, 2021, the average market value for the months where the Fund had options written outstanding was $(7,060,280). At October 31, 2021, the Fund had securities pledged in the amount of $118,331,706 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of October 31, 2021:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$451,326,999	$—	$451,326,999
Short-Term Investments	—	46,114,124	—	46,114,124
Total Investments	$—	$497,441,123	$—	$497,441,123

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(3,569,110)	$—	$—	$(3,569,110)
Total	$(3,569,110)	$—	$—	$(3,569,110)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$177,456,822	$10,951,448	$5,329,430,965	$497,441,123
Cash	—	—	17,020	—
Foreign currency(b)	—	9,222	52	—
Cash collateral segregated for short sales (Note A)	—	—	547,409,995	—
Cash collateral segregated for futures contracts (Note A)	8,050,818	86,553	71,248,998	—
Receivable from broker	—	—	172,588,919	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	213,800,000	—
Dividends and interest receivable	75,573	31,058	5,360,005	1,564,731
Receivable for securities sold	—	25,034	17,333,248	818,855
Receivable for accumulated variation margin on futures contracts (Note A)	5,047,187	1,972	—	—
Receivable from Management—net (Note B)	89,130	27,181	—	—
Receivable for Fund shares sold	953,527	—	7,152,077	1,193,242
Receivable for securities lending income (Note A)	—	—	9,720	—
Over-the-counter swap contracts, at value (Note A)	—	4,396	—	—
Prepaid expenses and other assets	27,449	17,910	114,836	50,651
Total Assets	191,700,506	11,154,774	6,364,465,835	501,068,602
Liabilities
Investments sold short, at value(c) (Note A)	—	—	649,686,279	—
Over-the-counter swap contracts, at value (Note A)	—	—	141,290,882	—
Dividends and interest payable for short sales	—	—	1,631,970	—
Payable to investment manager—net (Notes A & B)	71,680	5,047	4,893,466	185,790
Option contracts written, at value(d) (Note A)	—	—	3,616,553	3,569,110
Due to custodian	—	—	—	9,738
Payable for securities purchased	17,283,003	15,084	35,098,579	64,479
Payable for Fund shares redeemed	45,013	—	2,600,878	1,185,269
Payable for accumulated variation margin on futures contracts (Note A)	—	—	26,680,163	—
Payable for forward foreign currency contracts (Note A)	—	1,478	—	—
Payable to administrator—net (Note B)	—	—	776,387	31,121
Payable to trustees	13,889	13,889	13,889	13,889
Payable for audit fees	73,406	58,395	51,015	48,250
Payable for custodian fees	26,547	28,738	196,651	26,145
Payable for legal fees	66,954	18,224	18,015	18,063
Payable for loaned securities collateral (Note A)	—	—	90,186,846	—
Other accrued expenses and payables	11,725	4,114	128,142	11,046
Total Liabilities	17,592,217	144,969	956,869,715	5,162,900
Net Assets	$174,108,289	$11,009,805	$5,407,596,120	$495,905,702

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	COMMODITY STRATEGY FUND**	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	October 31, 2021	October 31, 2021	October 31, 2021	October 31, 2021
Net Assets consist of:
Paid-in capital	$182,701,067	$8,488,973	$3,914,871,912	$410,711,288
Total distributable earnings/(losses)	(8,592,778)	2,520,832	1,492,724,208	85,194,414
Net Assets	$174,108,289	$11,009,805	$5,407,596,120	$495,905,702
Net Assets
Institutional Class	$147,367,002	$8,720,856	$5,191,587,283	$287,173,986
Class A	26,700,138	1,279,956	158,897,611	5,676,404
Class C	41,149	975,723	57,111,226	1,174,704
Class R6	—	33,270	—	201,880,608
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	18,903,549	620,984	285,104,596	20,749,976
Class A	3,492,931	91,939	8,826,827	411,501
Class C	5,403	72,482	3,250,419	86,854
Class R6	—	2,367	—	14,573,218
Net Asset Value, offering and redemption price per share
Institutional Class	$7.80	$14.04	$18.21	$13.84
Class R6	—	14.05	—	13.85
Net Asset Value and redemption price per share
Class A	$7.64	$13.92	$18.00	$13.79
Offering Price per share
Class A‡	$8.11	$14.77	$19.10	$14.63
Net Asset Value and offering price per share
Class C^	$7.62	$13.46	$17.57	$13.53
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$90,580,183	$—
*Cost of Investments:
(a) Unaffiliated issuers	$177,353,584	$9,889,780	$3,809,993,979	$497,468,942
(b) Total cost of foreign currency	$—	$9,408	$55	$—
(c) Proceeds from investments sold short	$—	$—	$603,520,183	$—
(d) Premium received from option contracts written	$—	$—	$3,832,138	$6,877,666

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$138,699	$50,868,813	$—
Dividend income—affiliated issuers (Note F)	—	12,380	—	—
Interest and other income—unaffiliated issuers	544,460	59,902	19,512,958	3,071,439
Income from securities loaned—net	—	—	202,952	—
Foreign taxes withheld	—	(8,549)	(726,529)	—
Total income	$544,460	$202,432	$69,858,194	$3,071,439
Expenses:
Investment management fees (Notes A & B)	721,725	57,812	51,101,475	1,884,026
Administration fees (Note B):
Institutional Class	181,132	11,878	6,717,097	383,151
Class A	61,274	3,425	366,623	12,436
Class C	61	3,235	149,151	2,659
Class R6	—	15	—	78,716
Distribution fees (Note B):
Class A	58,917	3,294	352,522	11,958
Class C	234	12,441	573,660	10,228
Shareholder servicing agent fees:
Institutional Class	1,347	409	39,253	1,563
Class A	5,194	592	4,414	718
Class C	194	347	2,014	502
Class R6	—	130	—	555
Audit fees	73,496	58,395	52,015	48,250
Subsidiary Administration Fees	50,001	—	—	—
Custodian and accounting fees	97,734	129,782	781,370	102,637
Insurance	4,207	379	118,084	10,437
Legal fees	123,061	73,459	67,845	68,283
Registration and filing fees	59,200	61,073	145,868	81,839
Shareholder reports	11,852	2,480	174,335	6,831
Trustees' fees and expenses	43,394	43,389	43,559	43,403
Dividend and interest expense on securities sold short (Note A)	—	—	14,579,180	—
Interest	6,569	1,087	141,126	—
Miscellaneous and other fees (Note A)	14,437	19,544	251,426	27,375
Total expenses	1,514,029	483,166	75,661,017	2,775,567
Expenses reimbursed by Management (Note B)	(363,816)	(384,338)	—	(170,142)
Investment management fees waived (Note B)	—	(5,165)	—	—
Total net expenses	1,150,213	93,663	75,661,017	2,605,425
Net investment income/(loss)	$(605,753)	$108,769	$(5,802,823)	$466,014

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	COMMODITY STRATEGY FUND(a)	GLOBAL ALLOCATION FUND	LONG SHORT FUND	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2021
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	73,986	1,021,815	488,353,162	(1)
Transactions in investment securities of affiliated issuers	—	583,205	—	—
Realized gain distributions from affiliated issuers	—	21,183	—	—
Closed short positions of unaffiliated issuers	—	—	(155,162,357)	—
Settlement of forward foreign currency contracts	—	(5,028)	—	—
Settlement of foreign currency transactions	—	3,683	201,239	—
Expiration or closing of futures contracts	56,462,005	(308)	(201,529,520)	—
Expiration or closing of option contracts written	—	74,442	30,649,786	89,259,514
Expiration or closing of swap contracts	—	12,210	(127,709,079)	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(113,507)	654,284	852,366,702	(3,042,717)
Investment securities of affiliated issuers	—	(184,454)	—	—
Short positions of unaffiliated issuers	—	—	(24,115,461)	—
Forward foreign currency contracts	—	(2,819)	—	—
Foreign currency translations	—	(694)	(3)	—
Futures contracts	2,437,048	1,972	(48,807,286)	—
Option contracts written	—	12,221	(3,384,406)	9,474,979
Swap contracts	—	4,396	(121,802,875)	—
Net gain/(loss) on investments	58,859,532	2,196,108	689,059,902	95,691,775
Net increase/(decrease) in net assets resulting from operations	$58,253,779	$2,304,877	$683,257,079	$96,157,789

(a) Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	COMMODITY STRATEGY FUND(a)			GLOBAL ALLOCATION FUND		LONG SHORT FUND		U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Fiscal Year Ended October 31, 2021		Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(605,753)		$940,335	$108,769	$249,403	$(5,802,823)	$(3,177,544)	$466,014	$3,675,659
Net realized gain/(loss) on investments	56,535,991		(28,653,917)	1,711,202	(233,738)	34,803,231	69,735,732	89,259,513	7,045,363
Change in net unrealized appreciation/(depreciation) of investments	2,323,541		1,061,851	484,906	(284,104)	654,256,671	247,761,596	6,432,262	(7,269,380)
Net increase/(decrease) in net assets resulting from operations	58,253,779		(26,651,731)	2,304,877	(268,439)	683,257,079	314,319,784	96,157,789	3,451,642
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(575,526)		(2,329,766)	(131,491)	(384,527)	(83,708,582)	(50,110,558)	(367,165)	(12,320,449)
Class A	(66,009)		(263,335)	(20,127)	(57,847)	(2,671,289)	(1,533,863)	(244)	(1,442,808)
Class C	—	(b)	(146)	(14,091)	(39,764)	(1,306,112)	(1,454,171)	—	(43,315)
Class R6	—		—	(574)	(905)	—	—	(334,871)	(1,106,669)
Tax return of capital:
Institutional Class	—		—	—	—	—	—	—	(42,230)
Class A	—		—	—	—	—	—	—	(3,859)
Class C	—	(b)	—	—	—	—	—	—	(170)
Class R6	—		—	—	—	—	—	—	(4,545)
Total distributions to shareholders	(641,535)		(2,593,247)	(166,283)	(483,043)	(87,685,983)	(53,098,592)	(702,280)	(14,964,045)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	44,013,444		46,842,515	1,562,220	1,688,738	1,868,129,701	2,061,566,804	83,049,271	116,196,391
Class A	6,431,839		8,442,516	232,033	129,693	77,844,591	45,823,700	1,655,352	5,573,809
Class C	35,000	(b)	8,250	—	168,588	14,452,872	10,375,945	232,994	24,007
Class R6	—		—	—	—	—	—	103,872,869	90,724,672
Proceeds from reinvestment of dividends and distributions:
Institutional Class	569,330		2,310,028	131,491	384,526	47,395,312	22,757,997	362,294	12,041,897
Class A	66,000		261,469	19,895	57,633	1,743,155	1,145,352	242	1,238,184
Class C	—	(b)	146	13,857	39,396	1,112,667	1,099,889	—	37,688
Class R6	—		—	—	—	—	—	334,797	1,110,766
Payments for shares redeemed:
Institutional Class	(34,656,618)		(79,271,860)	(1,676,434)	(6,406,024)	(927,728,474)	(800,873,692)	(91,014,310)	(120,881,693)
Class A	(7,764,625)		(9,336,309)	(396,355)	(962,184)	(33,084,185)	(21,766,038)	(1,455,785)	(30,789,788)
Class C	(8,422	)(b)	(19,204)	(811,306)	(506,303)	(20,320,467)	(21,873,447)	(105,028)	(231,221)
Class R6	—		—	—	—	—	—	(40,881,368)	(5,355,572)
Net increase/(decrease) from Fund share transactions	8,685,948		(30,762,449)	(924,599)	(5,405,937)	1,029,545,172	1,298,256,510	56,051,328	69,689,140
Net Increase/(Decrease) in Net Assets	66,298,192		(60,007,427)	1,213,995	(6,157,419)	1,625,116,268	1,559,477,702	151,506,837	58,176,737
Net Assets:
Beginning of year	107,810,097		167,817,524	9,795,810	15,953,229	3,782,479,852	2,223,002,150	344,398,865	286,222,128
End of year	$174,108,289		$107,810,097	$11,009,805	$9,795,810	$5,407,596,120	$3,782,479,852	$495,905,702	$344,398,865

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

(b)  Neuberger Berman Commodity Strategy Fund Class C shares were fully redeemed on February 2, 2021. Operations recommenced on March 24, 2021. The data includes transactions for the full period ended October 31, 2021.
See Notes to Financial Statements

Notes to Financial Statements Alternative and Multi-Asset Class Fundsß

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Commodity Strategy Fund ("Commodity Strategy"), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Long Short Fund ("Long Short"), and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Commodity Strategy, Global Allocation and Long Short became diversified in August 2015, December 2013 and December 2014, respectively). U.S. Equity Index PutWrite Strategy is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Global Allocation and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the CS Subsidiary with the intent that Commodity Strategy will remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.

As of October 31, 2021, the value of Commodity Strategy's investment in the CS Subsidiary was as follows:

Investment in CS Subsidiary	Percentage of Net Assets
$28,762,892	16.5%

2  Consolidation: The accompanying financial statements of Commodity Strategy present the consolidated accounts of Commodity Strategy and the CS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ß  Consolidated Notes to Financial Statements for Commodity Strategy

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, convertible preferred stocks, exchange-traded funds ("ETFs"), preferred stocks, master limited partnerships and limited partnerships, warrants and exchange-traded options purchased and written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relative listed bond and preferred stock prices and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Publicly traded securities acquired via a private investment in public equity ("PIPE") transaction are typically valued at a discount to the market price of an issuer's common stock. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs).

The Board has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

4  Foreign currency translations: The accounting records of the Funds and the CS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended October 31, 2021, were $21, $1,168 and $69,936 for Commodity Strategy, Global Allocation and Long Short, respectively.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2021, the Funds did not have any unrecognized tax positions.

The CS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Commodity Strategy will include in its taxable income its share of the CS Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary will be disregarded for purposes of computing Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Commodity Strategy	$243,817,307	$10,805,946	$72,119,244	$(61,313,298)
Global Allocation	9,912,288	1,199,235	159,938	1,039,297
Long Short	3,836,194,114	1,614,775,817	167,489,477	1,447,286,340
U.S. Equity Index PutWrite Strategy	497,468,942	551,634	579,453	(27,819)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2021, the Funds recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income and gain (loss), prior year true up adjustments, net operating losses written off, taxable overdistribution, and deemed distribution on shareholder redemptions. For the year ended October 31, 2021, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Loss)
Commodity Strategy	$61,039,804	$(61,039,804)
Global Allocation	136,810	(136,810)
Long Short	(206,228,124)	206,228,124
U.S. Equity Index PutWrite Strategy	12,394,717	(12,394,717)

The tax character of distributions paid during the years ended October 31, 2021, and October 31, 2020, was as follows:

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2021	2020	2021	2020	2021	2020	2021	2020
Commodity Strategy	$641,535	$2,593,247	$—	$—	$—	$—	$641,535	$2,593,247
Global Allocation	166,283	290,984	—	192,059	—	—	166,283	483,043
Long Short	—	—	87,685,983	53,098,592	—	—	87,685,983	53,098,592
U.S. Equity Index PutWrite Strategy	702,280	9,063,074	—	5,850,166	—	50,804	702,280	14,964,044

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Commodity Strategy	$55,270,497	$—	$(61,313,298)	$(2,549,671)	$(306)	$(8,592,778)
Global Allocation	764,266	731,246	1,038,659	(10,842)	(2,497)	2,520,832
Long Short	—	61,216,234	1,447,286,351	(15,761,655)	(16,722)	1,492,724,208
U.S. Equity Index PutWrite Strategy	38,742,222	46,483,437	(27,819)	—	(3,426)	85,194,414

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, mark-to-market adjustments on swaps, futures, forward FX contracts, options and passive foreign investment companies ("PFIC"), amortization of organizational expenses, amortization of bond premium, wholly owned subsidiary inclusions, tax adjustments related to real estate investment trusts ("REITs"), short sales, partnerships, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the below Fund(s) had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Commodity Strategy	$121,014	$2,428,657

During the year ended October 31, 2021, Commodity Strategy, Global Allocation and U.S. Equity Index PutWrite Strategy utilized capital loss carryforwards of $66,793, $145,941 and $877,498, respectively.

Under the current tax rules, the Funds may defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31. For the year ended October 31, 2021, Long Short elected to defer as late-year ordinary losses of $14,151,095.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2021, there were no outstanding balances of accrued capital gains taxes for any Fund.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Commodity Strategy, Global Allocation, Long Short and quarterly for U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2021, these Funds estimated these amounts for the period January 1, 2021 to October 31, 2021 within the financial statements because the 2021 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2021, the character of distributions paid to shareholders of these Funds, if any, disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2021, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:

Long Short	$(3,563,594)

At October 31, 2021, Long Short had cash pledged in the amount of $547,409,995 to State Street Bank and Trust Company ("State Street") to cover collateral requirements for borrowing in connection with securities sold short.

13  Special purpose acquisition company: The Funds may acquire an interest in a special purpose acquisition company ("SPAC") in an initial public offering ("IPO"), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund's performance if the Fund is invested in the SPAC during such period. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC's acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e, PIPE transaction), such Fund will no longer be obligated to fulfill its commitment.

14  Private investment in public equity: The Funds may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. A Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Certain PIPE transactions could be treated and presented as derivatives or commitments on the statement of assets and liabilities based on the terms and considerations of each agreement.

15  Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2021, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2021. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the year ended October 31, 2021, Commodity Strategy used commodity futures contracts, through investments in the CS Subsidiary to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund. During the year ended October 31, 2021, Global Allocation used futures in an effort to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2021, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund or CS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or

U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or CS Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund or CS Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund or CS Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund or CS Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction. Commodity Strategy or CS Subsidiary may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or CS Subsidiary may cause the Fund or CS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or CS Subsidiary. Also, a Fund's or CS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's or CS Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2021, Global Allocation used forward FX contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Total return basket swap contracts: During the year ended October 31, 2021, Global Allocation used total return basket swaps to provide investment exposure to certain investments, primarily equity securities. During the year ended October 31, 2021, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. For over-the-counter ("OTC") total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the year ended October 31, 2021, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2021, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

Options: During the year ended October 31, 2021, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2021, Global Allocation used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2021, Long Short used options written to enhance total returns. During the year ended October 31, 2021, Long Short used options purchased either for hedging purposes or to enhance total returns. During the year ended October 31, 2021, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At October 31, 2021, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$10,664,559	$10,664,559
Total Value—Assets		$—	$—	$—	$10,664,559	$10,664,559

Global Allocation

Futures	Receivable/Payable for accumulated variation margin on futures contracts	$5,963	$—	$—	$—	$5,963
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	4,396	—	4,396
Total Value—Assets		$5,963	$—	$4,396	$—	$10,359
Long Short
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$414,751	$—	$—	$—	$414,751
Options purchased	Investments in securities, at value	—	—	4,072,412	—	4,072,412
Total Value—Assets		$414,751	$—	$4,072,412	$—	$4,487,163

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$(23,445)	$—	$(5,593,927)	$(5,617,372)
Total Value—Liabilities		$—	$(23,445)	$—	$(5,593,927)	$(5,617,372)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Global Allocation
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(3,991)	$—	$—	$—	$(3,991)
Forward FX contracts	Payable for forward foreign currency contracts	—	(1,478)	—	—	(1,478)
Total Value—Liabilities		$(3,991)	$(1,478)	$—	$—	$(5,469)
Long Short
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$(27,094,914)	$—	$(27,094,914)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	(141,290,882)	—	(141,290,882)
Options written	Option contracts written, at value	—	—	(3,616,553)	—	(3,616,553)
Total Value—Liabilities		$—	$—	$(172,002,349)	$—	$(172,002,349)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(3,569,110)	$—	$(3,569,110)
Total Value—Liabilities		$—	$—	$(3,569,110)	$—	$(3,569,110)

(a)  "Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of October 31, 2021.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2021, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$—	$4,675	$—	$56,457,330	$56,462,005
Total Realized Gain/(Loss)		$—	$4,675	$—	$56,457,330	$56,462,005

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(308)	$—	$—	$—	$(308)
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(5,028)	—	—	(5,028)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	12,210	—	12,210
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(20,200)	—	(20,200)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	74,442	—	74,442
Total Realized Gain/(Loss)		$(308)	$(5,028)	$66,452	$—	$61,116
Long Short
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$—	$—	$(201,529,520)	$—	$(201,529,520)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(127,709,079)	—	(127,709,079)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	$—	$—	$(8,508,111)	$—	$(8,508,111)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	30,649,786	—	30,649,786
Total Realized Gain/(Loss)		$—	$—	$(307,096,924)	$—	$(307,096,924)
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$—	$—	$89,259,514	$—	$89,259,514
Total Realized Gain/(Loss)		$—	$—	$89,259,514	$—	$89,259,514

Change in Appreciation/(Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Commodity Strategy
Futures	Change in net unrealized appreciation/ (depreciation) in value of: Futures contracts	$—	$(23,445)	$—	$2,460,493	$2,437,048
Total Change in Appreciation/ (Depreciation)		$—	$(23,445)	$—	$2,460,493	$2,437,048
Global Allocation
Futures	Change in net unrealized appreciation/ (depreciation) in value of: Futures contracts	$1,972	$—	$—	$—	$1,972

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Forward FX contracts	Change in net unrealized appreciation/ (depreciation) in value of: Forward foreign currency contracts	$—	$(2,819)	$—	$—	$(2,819)
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: Swap contracts	—	—	4,396	—	4,396
Options purchased	Change in net unrealized appreciation/ (depreciation) in value of: Investment securities of unaffiliated issuers	—	—	(6,247)	—	(6,247)
Options written	Change in net unrealized appreciation/ (depreciation) in value of: Option contracts written	—	—	12,221	—	12,221
Total Change in Appreciation/ (Depreciation)		$1,972	$(2,819)	$10,370	$—	$9,523
Long Short
Futures	Change in net unrealized appreciation/ (depreciation) in value of: Futures contracts	$—	$—	$(48,807,286)	$—	$(48,807,286)
Swaps	Change in net unrealized appreciation/ (depreciation) in value of: Swap contracts	—	—	(121,802,875)	—	(121,802,875)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Commodity Risk	Total
Options purchased	Change in net unrealized appreciation/ (depreciation) in value of: Investment securities of unaffiliated issuers	$—	$—	$5,628,962	$—	$5,628,962
Options written	Change in net unrealized appreciation/ (depreciation) in value of: Option contracts written	—	—	(3,384,406)	—	(3,384,406)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(168,365,605)	$—	$(168,365,605)
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/ (depreciation) in value of: Option contracts written	$—	$—	$9,474,979	$—	$9,474,979
Total Change in Appreciation/ (Depreciation)		$—	$—	$9,474,979	$—	$9,474,979

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting, or similar agreement. Global Allocation and Long Short held one or more of these investments at October 31, 2021. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting, or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2021.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Over-the-counter swap contracts	$4,396	$—	$4,396
Total	$4,396	$—	$4,396
Long Short
Securities lending	$90,580,183	$—	$90,580,183
Total	$90,580,183	$—	$90,580,183

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
GSI	$4,396	$—	$—	$4,396
Total	$4,396	$—	$—	$4,396
Long Short
SSB	$90,580,183	$—	$(90,186,846)	$393,337
Total	$90,580,183	$—	$(90,186,846)	$393,337

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward FX contracts	$(1,478)	$—	$(1,478)
Total	$(1,478)	$—	$(1,478)
Long Short
Over-the-counter swap contracts	$(141,290,882)	$—	$(141,290,882)
Total	$(141,290,882)	$—	$(141,290,882)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
GSI	$(1,478)	$—	$—	$(1,478)
Total	$(1,478)	$—	$—	$(1,478)
Long Short
GSI	$(12,719,783)	$—	$(12,719,783)	$—
JPM	(128,571,099)	—	(128,571,099)	—
Total	$(141,290,882)	$—	$(141,290,882)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2021, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of October 31, 2021.

16  Securities lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2021, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Long Short	$90,580,183

As of October 31, 2021, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Long Short	$90,186,846	$—	$—	$—	$90,186,846

(a)  Amounts represent the payable for loaned securities collateral received.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: The Funds and NBIA have obtained an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order ("Exemptive Order"). For the year ended October 31, 2021, Global Allocation invested in Commodity Strategy, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Genesis Fund and Neuberger Berman International Select Fund (collectively the "Underlying Funds") (See Note F).

For Global Allocation's investment in the Underlying Funds, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the year ended October 31, 2021, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2021, distributions from income and capital gains received from the Underlying Funds on Global Allocation's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers" and "Realized gain distributions from affiliated issuers". For the year ended October 31, 2021, management fees waived under this Arrangement and distributions from income and capital gains received from Global Allocation's investments in the Underlying Funds were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Global Allocation	$5,165	$33,563

19  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the Exemptive Order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

In October 2020, the SEC adopted Rule 12d1-4, which permits a Fund to exceed the limits prescribed by Section 12 of the 1940 Act in the absence of an exemptive order, if the Fund complies with the adopted framework for fund of funds arrangements. Rule 12d1-4 contains elements from the SEC's current exemptive orders and rules permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. In connection with the new rule, on or about January 19, 2022, the SEC is expected to rescind the Funds' current exemptive order and Rule 12d1-2 under the 1940 Act. After this occurs, a Fund seeking to exceed the limits in Section 12 of the 1940 Act will need to rely on Rule 12d1-4.

20  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

21  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets(a) according to the following table:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Commodity Strategy and CS Subsidiary:
0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Global Allocation:
0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:
1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For U.S. Equity Index PutWrite Strategy:
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the NAV of the CS Subsidiary for Commodity Strategy.

Accordingly, for the year ended October 31, 2021, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

	Effective Rate
Commodity Strategy	0.50%
CS Subsidiary	0.50%
Global Allocation	0.50	%(b)
Long Short	1.09%

(a)  Less the NAV of the CS Subsidiary for Commodity Strategy.

(b)  After management fee waiver (Note A).

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary are included in the total expenses used to calculate the reimbursement, which Commodity Strategy has agreed to share with the CS Subsidiary. For the year ended October 31, 2021, the expenses of the CS Subsidiary amounted to $228,978.

At October 31, 2021, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2019	2020	2021
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024
Commodity Strategy Institutional Class	0.73%		10/31/24	$267,105	$291,571	$300,249
Commodity Strategy Class A	1.09%		10/31/24	88,930	52,155	63,318
Commodity Strategy Class C(d)	1.84%		10/31/24	—	—	237
Global Allocation Institutional Class	0.75%		10/31/24	314,674	315,601	288,277
Global Allocation Class A	1.11%		10/31/24	63,743	48,217	48,692
Global Allocation Class C	1.86%		10/31/24	53,469	51,809	46,103
Global Allocation Class R6	0.65%		10/31/24	604 (c)	826	1,266
Long Short Institutional Class	1.70%		10/31/24	—	—	—
Long Short Class A	2.06%		10/31/24	—	—	—
Long Short Class C	2.81%		10/31/24	—	—	—
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/24	245,105	209,397	103,376
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/24	27,065	18,661	2,636
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/24	1,602	1,166	906
U.S. Equity Index PutWrite Strategy Class R6	0.55	%(b)	10/31/24	21,621	22,860	63,224

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
U.S. Equity Index PutWrite Strategy Class R6	0.58%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(d)  Period from March 24, 2021 (Recommencement of Operations) to October 31, 2021.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2021, there was no repayment to NBIA under these agreements.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2021, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter
	Net Initial Sales Charge	CDSC
Commodity Strategy Class A	$1,042	$—
Commodity Strategy Class C	—	—
Global Allocation Class A	15	—
Global Allocation Class C	—	—
Long Short Class A	23,627	—
Long Short Class C	—	3,308
U.S. Equity Index PutWrite Strategy Class A	4,302	—
U.S. Equity Index PutWrite Strategy Class C	—	—

Note C—Securities Transactions:

During the year ended October 31, 2021, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward FX contracts and written option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Securities Sold Short	Covers on Securities Sold Short
Commodity Strategy	$—	$79,013,157	$—	$49,076,770	$—	$—
Global Allocation	2,501,427	11,442,619	2,914,646	11,871,038	—	—
Long Short	—	2,555,236,418	—	2,076,842,813	836,133,593	801,207,556
U.S. Equity Index PutWrite Strategy	317,577,934	—	135,200,000	—	—	—

During the year ended October 31, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2021, and October 31, 2020, was as follows:

	For the Year Ended October 31, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy(a)
Institutional Class	6,517,032	99,359	(5,307,408)	1,308,983	9,579,694	385,647	(16,576,870)	(6,611,529)
Class A	956,126	11,703	(1,163,240)	(195,411)	1,755,272	44,317	(1,932,134)	(132,545)
Class C	5,403	—	(1,445)	3,958	1,446	25	(4,359)	(2,888)
Global Allocation
Institutional Class	120,404	10,562	(133,090)	(2,124)	147,154	32,894	(585,566)	(405,518)
Class A	18,065	1,607	(30,367)	(10,695)	11,927	4,956	(97,246)	(80,363)
Class C	—	1,150	(64,511)	(63,361)	16,097	3,474	(47,088)	(27,517)
Class R6	—	—	—	—	—	—	—	—
Long Short
Institutional Class	109,562,327	2,858,583	(54,260,880)	58,160,030	136,229,485	1,547,111	(53,862,956)	83,913,640
Class A	4,645,499	106,031	(1,946,363)	2,805,167	3,049,484	78,181	(1,456,866)	1,670,799
Class C	873,895	68,896	(1,230,333)	(287,542)	690,963	75,854	(1,470,571)	(703,754)
U.S. Equity Index PutWrite Strategy
Institutional Class	6,431,784	29,823	(7,280,600)	(818,993)	11,122,168	1,113,821	(11,651,488)	584,501
Class A	126,357	21	(115,860)	10,518	526,503	112,159	(2,961,889)	(2,323,227)
Class C	18,406	—	(8,346)	10,060	2,207	3,474	(21,689)	(16,008)
Class R6	8,313,782	27,253	(3,239,531)	5,101,504	8,341,695	102,284	(544,293)	7,899,686

(a)  Commodity Strategy Class C shares were fully redeemed on February 2, 2021. Operations recommenced on March 24, 2021. The data includes share transactions for the full period ended October 31, 2021.

Note E—Line of Credit:

At October 31, 2021, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2021. During the year ended October 31, 2021, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

	Value at October 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at October 31, 2021	Value at October 31, 2021
Global Allocation
Commodity Strategy Institutional Class	$420,889	$—	$466,458	$77,029	$(31,460)	$—	$—	$—
Neuberger Berman Emerging Markets Equity Fund Class R6	563,538	3,119	705,748	(93,454)	232,545	3,119	—	—
Neuberger Berman Genesis Fund Class R6	351,639	15,735	438,106	(48,995)	119,727	15,735	—	—
Neuberger Berman International Select Fund Class R6	840,317	14,709	998,385	(119,034)	262,393	14,709	—	—
Sub-total for affiliates no longer held as of 10/31/21	$2,176,383	$33,563	$2,608,697	$(184,454)	$583,205	$33,563		$—

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.

Other: At October 31, 2021, affiliated persons owned outstanding shares of the following Funds:

Affiliated person(s) percentage ownership of outstanding shares
Commodity Strategy	2.41%
Global Allocation	0.64%
U..S. Equity Index PutWrite Strategy	0.12%

Note G—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Commodity Strategy Fund[b]
Institutional Class
10/31/2021	$5.08	$(0.02)	$2.77	$2.75	$(0.03)	$—	$—	$(0.03)	$—	$7.80	54.44%[d]		$147.4	0.99%	0.99	%Ø	0.74%	0.74	%Ø	(0.36)%		56%	56	%Ø
10/31/2020	$6.00	$0.04	$(0.86)	$(0.82)	$(0.10)	$—	$—	$(0.10)	$—	$5.08	(13.98)%		$89.4	0.99%	0.99	%Ø	0.74%	0.74	%Ø	0.74%		109%	109	%Ø
10/31/2019	$6.19	$0.12	$(0.16)	$(0.04)	$(0.15)	$(0.00)	$—	$(0.15)	$—	$6.00	(0.41)%		$145.3	0.96%	0.96	%Ø	0.74%	0.74	%Ø	1.99%		88%	88	%Ø
10/31/2018	$6.36	$0.08	$(0.01)	$0.07	$(0.24)	$—	$—	$(0.24)	$—	$6.19	1.19%		$100.3	0.98%	0.98	%Ø	0.74%	0.74	%Ø	1.31%		107%	107	%Ø
10/31/2017	$5.99	$0.02	$0.35	$0.37	$—	$—	$—	$—	$—	$6.36	6.18%		$83.1	1.18%	1.18	%Ø	0.85%	0.85	%Ø	0.36%		105%	105	%Ø
Class A
10/31/2021	$4.99	$(0.05)	$2.72	$2.67	$(0.02)	$—	$—	$(0.02)	$—	$7.64	53.60%[d]		$26.7	1.37%	1.37	%Ø	1.10%	1.10	%Ø	(0.72)%		56%	56	%Ø
10/31/2020	$5.89	$0.02	$(0.85)	$(0.83)	$(0.07)	$—	$—	$(0.07)	$—	$4.99	(14.29)%		$18.4	1.36%	1.36	%Ø	1.10%	1.10	%Ø	0.34%		109%	109	%Ø
10/31/2019	$6.07	$0.09	$(0.14)	$(0.05)	$(0.13)	$(0.00)	$—	$(0.13)	$—	$5.89	(0.64)%		$22.5	1.37%	1.37	%Ø	1.09%	1.09	%Ø	1.65%		88%	88	%Ø
10/31/2018	$6.24	$0.06	$(0.01)	$0.05	$(0.22)	$—	$—	$(0.22)	$—	$6.07	0.81%		$47.9	1.35%	1.35	%Ø	1.10%	1.10	%Ø	0.95%		107%	107	%Ø
10/31/2017	$5.90	$(0.00)	$0.34	$0.34	$—	$—	$—	$—	$—	$6.24	5.76%		$42.4	1.56%	1.56	%Ø	1.21%	1.21	%Ø	(0.02)%		105%	105	%Ø
Class C
Period from 3/24/2021[j] to 10/31/2021	$6.26	$(0.07)	$1.43	$1.36	$—	$—	$—	$—	$—	$7.62	21.73	%[d]*	$0.0	2.97%**	2.97	%Ø**	1.86%**	1.86	%Ø**	(1.55	)%**	56%*	56	%^^Ø*
10/31/2020	$5.66	$(0.01)	$(0.84)	$(0.85)	$(0.03)	$—	$—	$(0.03)	$—	$4.78	(15.05)%		$0.0	2.31%	2.31	%Ø	1.86%	1.86	%Ø	(0.23)%		109%	109	%Ø
10/31/2019	$5.83	$0.05	$(0.14)	$(0.09)	$(0.08)	$(0.00)	$—	$(0.08)	$—	$5.66	(1.51)%		$0.0	2.32%	2.32	%Ø	1.84%	1.84	%Ø	0.88%		88%	88	%Ø
10/31/2018	$5.95	$0.01	$—	$0.01	$(0.13)	$—	$—	$(0.13)	$—	$5.83	0.15%		$0.0	2.34%	2.34	%Ø	1.85%	1.85	%Ø	0.19%		107%	107	%Ø
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—	$—	$—	$5.95	4.20%		$0.0	3.20%	3.20	%Ø	2.03%	2.03	%Ø	(0.92)%		105%	105	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
10/31/2021	$11.42	$0.16	$2.69	$2.85	$(0.23)	$—	$—	$(0.23)	$—	$14.04	25.21%[d]	$8.7	4.40%	4.40	%Ø	0.72%	0.72	%Ø	1.21%	138%	138	%Ø
10/31/2020	$11.65	$0.23	$(0.09)	$0.14	$(0.23)	$(0.14)	$—	$(0.37)	$—	$11.42	1.14%[d]	$7.1	3.86%	3.86	%Ø	0.55%	0.55	%Ø	2.04%	74%	74	%cØ
10/31/2019	$11.15	$0.24	$0.80	$1.04	$(0.25)	$(0.29)	$—	$(0.54)	$—	$11.65	10.13%[d]	$12.0	3.35%	3.35	%Ø	0.49%	0.49	%Ø	2.12%	74%	74	%cØ
10/31/2018	$12.14	$0.23	$(0.58)	$(0.35)	$(0.22)	$(0.42)	$—	$(0.64)	$—	$11.15	(3.14)%[d]	$13.8	3.04%	3.04	%Ø	0.46%	0.46	%Ø	1.96%	59%[c]	59	%cØ
10/31/2017	$10.49	$0.18	$1.52	$1.70	$(0.05)	$—	$—	$(0.05)	$—	$12.14	16.24%	$13.9	3.59%[e]	3.56%		0.49%[e]	0.46%		1.63%[e]	113%[c]	101%[c]
Class A
10/31/2021	$11.33	$0.11	$2.67	$2.78	$(0.19)	$—	$—	$(0.19)	$—	$13.92	24.74%[d]	$1.3	4.82%	4.82	%Ø	1.07%	1.07	%Ø	0.86%	138%	138	%Ø
10/31/2020	$11.55	$0.19	$(0.09)	$0.10	$(0.18)	$(0.14)	$—	$(0.32)	$—	$11.33	0.82%[d]	$1.2	4.24%	4.24	%Ø	0.91%	0.91	%Ø	1.72%	74%	74	%cØ
10/31/2019	$11.05	$0.20	$0.79	$0.99	$(0.20)	$(0.29)	$—	$(0.49)	$—	$11.55	9.70%[d]	$2.1	3.74%	3.74	%Ø	0.84%	0.84	%Ø	1.79%	74%	74	%cØ
10/31/2018	$12.04	$0.20	$(0.59)	$(0.39)	$(0.18)	$(0.42)	$—	$(0.60)	$—	$11.05	(3.49)%[d]	$2.8	3.46%	3.46	%Ø	0.82%	0.82	%Ø	1.70%	59%[c]	59	%cØ
10/31/2017	$10.40	$0.14	$1.50	$1.64	$—	$—	$—	$—	$—	$12.04	15.77%	$3.9	4.10%[e]	4.05%		0.89%[e]	0.84%		1.27%[e]	113%[c]	101%[c]
Class C
10/31/2021	$10.97	$0.02	$2.58	$2.60	$(0.11)	$—	$—	$(0.11)	$—	$13.46	23.84%[d]	$1.0	5.58%	5.58	%Ø	1.81%	1.81	%Ø	0.12%	138%	138	%Ø
10/31/2020	$11.20	$0.10	$(0.09)	$0.01	$(0.10)	$(0.14)	$—	$(0.24)	$—	$10.97	0.01%[d]	$1.5	4.99%	4.99	%Ø	1.66%	1.66	%Ø	0.89%	74%	74	%cØ
10/31/2019	$10.70	$0.11	$0.79	$0.90	$(0.11)	$(0.29)	$—	$(0.40)	$—	$11.20	8.97%[d]	$1.8	4.47%	4.47	%Ø	1.59%	1.59	%Ø	1.01%	74%	74	%cØ
10/31/2018	$11.66	$0.11	$(0.58)	$(0.47)	$(0.07)	$(0.42)	$—	$(0.49)	$—	$10.70	(4.25)%[d]	$2.3	4.18%	4.18	%Ø	1.57%	1.57	%Ø	0.92%	59%[c]	59	%cØ
10/31/2017	$10.14	$0.05	$1.47	$1.52	$—	$—	$—	$—	$—	$11.66	14.99%	$3.2	4.84%[e]	4.79%		1.63%[e]	1.59%		0.50%[e]	113%[c]	101%[c]
Class R6
10/31/2021	$11.43	$0.17	$2.69	$2.86	$(0.24)	$—	$—	$(0.24)	$—	$14.05	25.32%[d]	$0.0	4.72%	4.72	%Ø	0.61%	0.61	%Ø	1.31%	138%	138	%Ø
10/31/2020	$11.65	$0.23	$(0.07)	$0.16	$(0.24)	$(0.14)	$—	$(0.38)	$—	$11.43	1.32%[d]	$0.0	3.76%	3.76	%Ø	0.45%	0.45	%Ø	2.06%	74%	74	%cØ
Period from 1/18/2019^ to 10/31/2019	$10.56	$0.16	$0.93	$1.09	$—	$—	$—	$—	$—	$11.65	10.32%*	$0.0	3.55%**	3.55	%Ø**	0.39%**	0.39	%Ø**	1.78%**	74%*	74	%^^cØ*
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund
Institutional Class
10/31/2021	$16.00	$(0.02)	$2.59	$2.57	$—	$(0.36)	$—	$(0.36)	$—	$18.21	16.27%[d]		$5,191.6	1.59%	1.28%		1.59%	1.28%		(0.10)%	60%	49%
10/31/2020	$14.67	$(0.01)	$1.69	$1.68	$—	$(0.35)	$—	$(0.35)	$—	$16.00	11.68%[d]		$3,631.6	1.80%	1.30%		1.80%	1.30%		(0.08)%	81%	60%
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$—	$(0.76)	$—	$14.67	6.98%[d]		$2,098.0	1.78%	1.33%		1.78%	1.33%		0.28%	66%	47%
10/31/2018	$14.21	$0.03	$0.30	$0.33	$—	$—	$—	$—	$—	$14.54	2.32%[d]		$2,847.3	1.60%	1.31%		1.60%	1.31%		0.23%	83%	69%
10/31/2017	$12.74	$0.02	$1.45	$1.47	$—	$—	$—	$—	$0.00	$14.21	11.54	%fg	$2,853.0	1.80%	1.33%		1.80%[h]	1.32%[h]		0.12%[h]	80%	64%
Class A
10/31/2021	$15.88	$(0.08)	$2.56	$2.48	$—	$(0.36)	$—	$(0.36)	$—	$18.00	15.82%[d]		$158.9	1.96%	1.64%		1.96%	1.64%		(0.46)%	60%	49%
10/31/2020	$14.61	$(0.07)	$1.69	$1.62	$—	$(0.35)	$—	$(0.35)	$—	$15.88	11.31%[d]		$95.6	2.15%	1.67%		2.15%	1.67%		(0.43)%	81%	60%
10/31/2019[i]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$—	$(0.76)	$—	$14.61	6.54%[d]		$63.6	2.13%	1.69%		2.13%	1.69%		(0.08)%	66%	47%
10/31/2018[i]	$14.26	$(0.02)	$0.30	$0.28	$—	$—	$—	$—	$—	$14.54	2.01%[d]		$105.9	1.96%	1.67%		1.96%	1.67%		(0.13)%	83%	69%
10/31/2017[i]	$12.83	$(0.02)	$1.45	$1.43	$—	$—	$—	$—	$0.00	$14.26	11.15	%fg	$145.6	2.16%	1.68%		2.16%[h]	1.68%[h]		(0.18)%[h]	80%	64%
Class C
10/31/2021	$15.62	$(0.20)	$2.51	$2.31	$—	$(0.36)	$—	$(0.36)	$—	$17.57	14.98%[d]		$57.1	2.71%	2.39%		2.71%	2.39%		(1.20)%	60%	49%
10/31/2020	$14.49	$(0.17)	$1.65	$1.48	$—	$(0.35)	$—	$(0.35)	$—	$15.62	10.42%[d]		$55.3	2.90%	2.41%		2.90%	2.41%		(1.14)%	81%	60%
10/31/2019[i]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$—	$(0.76)	$—	$14.49	5.79%[d]		$61.4	2.88%	2.44%		2.88%	2.44%		(0.82)%	66%	47%
10/31/2018[i]	$14.34	$(0.13)	$0.32	$0.19	$—	$—	$—	$—	$—	$14.53	1.27%[d]		$77.6	2.71%	2.42%		2.71%	2.42%		(0.88)%	83%	69%
10/31/2017[i]	$13.00	$(0.13)	$1.47	$1.34	$—	$—	$—	$—	$0.00	$14.34	10.31	%fg	$92.7	2.90%	2.43%		2.90%[h]	2.43%[h]		(0.94)%[h]	80%	64%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2021	$10.93	$0.01	$2.92	$2.93	$(0.01)	$(0.01)	$—	$(0.02)	$—	$13.84	26.82%		$287.2	0.69%	0.69	%Ø	0.65%	0.65	%Ø	0.09%	38%	38	%Ø
10/31/2020	$11.28	$0.14	$0.10	$0.24	$(0.16)	$(0.43)	$(0.00)	$(0.59)	$—	$10.93	2.22%		$235.6	0.74%	0.74	%Ø	0.66%	0.66	%Ø	1.31%	41%	41	%Ø
10/31/2019	$10.65	$0.18	$0.66	$0.84	$(0.21)	$—	$—	$(0.21)	$—	$11.28	7.99%		$236.8	0.76%	0.76	%Ø	0.65%	0.65	%Ø	1.65%	31%	31	%Ø
10/31/2018	$11.33	$0.12	$(0.13)	$(0.01)	$(0.08)	$(0.59)	$—	$(0.67)	$—	$10.65	(0.16)%		$217.6	0.74%	0.74	%Ø	0.65%	0.65	%Ø	1.09%	56%	56	%Ø
10/31/2017	$10.09	$0.05	$1.26	$1.31	$(0.04)	$(0.03)	$—	$(0.07)	$—	$11.33	13.05%		$152.0	0.98%	0.98	%Ø	0.65%	0.65	%Ø	0.49%	0%	0	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Year	Total Return[a]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class A
10/31/2021	$10.91	$(0.03)	$2.91	$2.88	$(0.00)	$(0.00)	$—	$(0.00)	$—	$13.79	26.40%	$5.7	1.07%	1.07	%Ø	1.01%	1.01	%Ø	(0.27)%	38%	38	%Ø
10/31/2020	$11.27	$0.12	$0.07	$0.19	$(0.12)	$(0.43)	$(0.00)	$(0.55)	$—	$10.91	1.71%	$4.4	1.11%	1.11	%Ø	1.02%	1.02	%Ø	1.08%	41%	41	%Ø
10/31/2019	$10.64	$0.14	$0.66	$0.80	$(0.17)	$—	$—	$(0.17)	$—	$11.27	7.63%	$30.7	1.12%	1.12	%Ø	1.01%	1.01	%Ø	1.30%	31%	31	%Ø
10/31/2018	$11.33	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.59)	$—	$(0.64)	$—	$10.64	(0.55)%	$18.4	1.11%	1.11	%Ø	1.01%	1.01	%Ø	0.97%	56%	56	%Ø
10/31/2017	$10.09	$0.01	$1.27	$1.28	$(0.01)	$(0.03)	$—	$(0.04)	$—	$11.33	12.70%	$4.1	1.35%	1.35	%Ø	1.01%	1.01	%Ø	0.13%	0%	0	%Ø
Class C
10/31/2021	$10.78	$(0.13)	$2.88	$2.75	$—	$—	$—	$—	$—	$13.53	25.51%	$1.2	1.85%	1.85	%Ø	1.76%	1.76	%Ø	(1.04)%	38%	38	%Ø
10/31/2020	$11.14	$0.02	$0.09	$0.11	$(0.04)	$(0.43)	$(0.00)	$(0.47)	$—	$10.78	1.00%	$0.8	1.89%	1.89	%Ø	1.77%	1.77	%Ø	0.22%	41%	41	%Ø
10/31/2019	$10.51	$0.06	$0.65	$0.71	$(0.08)	$—	$—	$(0.08)	$—	$11.14	6.86%	$1.0	1.92%	1.92	%Ø	1.76%	1.76	%Ø	0.54%	31%	31	%Ø
10/31/2018	$11.24	$(0.00)	$(0.13)	$(0.13)	$(0.01)	$(0.59)	$—	$(0.60)	$—	$10.51	(1.30)%	$1.2	1.89%	1.89	%Ø	1.76%	1.76	%Ø	(0.04)%	56%	56	%Ø
10/31/2017	$10.08	$(0.07)	$1.26	$1.19	$—	$(0.03)	$—	$(0.03)	$—	$11.24	11.81%	$0.5	2.12%	2.12	%Ø	1.76%	1.76	%Ø	(0.63)%	0%	0	%Ø
Class R6
10/31/2021	$10.93	$0.02	$2.93	$2.95	$(0.02)	$(0.01)	$—	$(0.03)	$—	$13.85	27.01%	$201.9	0.59%	0.59	%Ø	0.55%	0.55	%Ø	0.17%	38%	38	%Ø
10/31/2020	$11.29	$0.14	$0.10	$0.24	$(0.17)	$(0.43)	$(0.00)	$(0.60)	$—	$10.93	2.23%	$103.5	0.64%	0.64	%Ø	0.55%	0.55	%Ø	1.31%	41%	41	%Ø
10/31/2019	$10.66	$0.19	$0.66	$0.85	$(0.22)	$—	$—	$(0.22)	$—	$11.29	8.08%	$17.7	0.66%	0.66	%Ø	0.56%	0.56	%Ø	1.75%	31%	31	%Ø
10/31/2018	$11.34	$0.12	$(0.12)	$0.00	$(0.09)	$(0.59)	$—	$(0.68)	$—	$10.66	(0.09)%	$17.9	0.68%	0.68	%Ø	0.58%	0.58	%Ø	1.12%	56%	56	%Ø
10/31/2017	$10.10	$0.06	$1.26	$1.32	$(0.05)	$(0.03)	$—	$(0.08)	$—	$11.34	13.08%	$12.2	0.93%	0.93	%Ø	0.58%	0.58	%Ø	0.55%	0%	0	%Ø

See Notes to Financial Highlights

Notes to Financial Highlights Alternative and Multi-Asset Class Funds

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if Long Short had not received refunds, plus interest, from State Street noted in (g) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

**  Annualized.

^  The date investment operations commenced.

*  Not annualized.

Ø  Commodity Strategy and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the years ended October 31, 2021, 2020, 2019 and 2018, Global Allocation did not engage in short sales.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019 for Global Allocation and for the year ended October 31, 2021 for Commodity Strategy.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

c  Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

				Including Short Sales	Excluding Short Sales
	Year Ended October 31,			Year Ended
	2020	2019	2018	October 31, 2017
Global Allocation	176%	159%	129%	165%	154%

d  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2021. The class action proceeds received in 2020, 2019 and 2018 had no impact on the Funds' total returns for the years ended October 31, 2020, 2019 and 2018.

e  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

f  The voluntary contribution received in 2017 for Long Short had no impact on the Fund's total returns for the year ended October 31, 2017.

g  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from the Fund's inception through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended October 31, 2017. These amounts had no impact on Long Short's total returns for the year ended October 31, 2017.

Notes to Financial Highlights Alternative and Multi-Asset Class Funds (cont'd)

h  The custodian expenses refund noted in (g) above is non-recurring and is included in these ratios. Had Long Short not received the refund, the annualized ratio of net expenses to average net assets, the annualized ratio of net expenses to average net assets (excluding dividend and interest expense relating to short sales) and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets
	Year Ended October 31, 2017
Long Short Institutional Class	1.80%	1.32%	0.12%
Long Short Class A	2.16%	1.68%	(0.18)%
Long Short Class C	2.90%	2.43%	(0.94)%

i  After the close of business on December 7, 2018, Long Short's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split.

j  Commodity Strategy Class C shares were fully redeemed on February 2, 2021. Operations recommenced on March 24, 2021. The Financial highlights presented are only for the period after commencement of operations.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund and the Board of Trustees of Neuberger Berman Alternative Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Commodity Strategy Fund one of the series constituting the Neuberger Berman Alternatives Funds (the "Trust"), including the consolidated schedule of investments, as of October 31, 2021 and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "consolidated financial statements"). We have also audited the accompanying statements of assets and liabilities of Neuberger Berman Global Allocation Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund, two of the series constituting the Trust, including the schedules of investments, as of October 31, 2021 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund are collectively referred to as the "Funds". In our opinion, the consolidated financial statements and financial statements present fairly, in all material respects, the financial position of the Funds (three of the series constituting Neuberger Berman Alternative Funds) at October 31, 2021, the results of their consolidated operations or operations for the year then ended, the consolidated changes in net assets or changes in net assets for each of the two years in the period then ended and their consolidated financial highlights or financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Long Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Long Short Fund (the "Fund"), a series of Neuberger Berman Alternative Funds, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2012

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
December 21, 2021

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds' Statement of Additional Information includes additional information about the Trustees as of the time of the Funds' most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	47

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

47

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	47

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

47

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, eleven registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds' liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds' investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions. The Program Administrator also utilizes information about the Funds' investment strategy, the characteristics of the Funds' shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2020 through March 31, 2021. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to each series (each a "Fund") (This report does not include Neuberger Berman Absolute Return Multi-Manager Fund, which is the subject of a separate report.) Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 21, 2021, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund, and whether the Agreement was in the best interests of each respective Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund's investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Funds' investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Funds not withstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in certain of the Funds' Expense Groups and Performance Universes. With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding a Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared each Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund's total expenses to the median of the total expenses of that Fund's Expense Group. Where a Fund's management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee or total expenses. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit or loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of estimated profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds' expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund's assets decline. The Trustees took into account that certain

Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund's particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

Neuberger Berman Commodity Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period, the first quintile for the 3-year period, and the second quintile for the 5-year period. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the second quintile and the actual management fee net of fees waived by Management ranked in the first quintile.

Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1-, 3-, and 5-year periods and the first quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board also noted the Fund's ranking was in the second quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021.

Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period and the second quintile for the 3- and 5-year periods. The Fund was launched in 2011 and therefore does not have 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the second quintile. In addition, the Board met with a member of the portfolio management team in March 2021 to discuss the Fund's performance.

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2020: (1) as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1- and 3-year periods. The Fund was launched in 2016 and therefore does not have 5- or 10-year performance. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. The Board noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2021. The Board also noted the Fund's ranking was in the first quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2021. In addition, the Board met with the portfolio management team in June 2021 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

In early 2022, you will receive information to be used in filing your 2021 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2021. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2021, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as capital gains distributions and qualified dividend income eligible for reduced tax rates. Complete information regarding each Funds distributions during the calendar year 2021 will be reported in conjunction with Form 1099-DIV.

Fund	Capital Gains Distributions	Qualified Dividend Income
Commodity Strategy	$—	$—
Global Allocation	135,387	145,707
Long Short	95,688,939	—
U.S. Equity Index PutWrite Strategy	12,394,717	—

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265 12/21

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”), serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2012, August 27, 2012, December 29, 2010, and September 16, 2016, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $266,189 and $274,190 for the fiscal years ended 2020 and 2021, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $43,000 and $43,875 for the fiscal years ended 2020 and 2021, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and

$0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $133,890 and $92,090 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2020 and 2021, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $133,890 and $92,090 for the fiscal years ended 2020 and 2021, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2020 and 2021, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V.  Amato
Chief Executive Officer and President

Date: January 4, 2022

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 4, 2022